      Filed with the Securities and Exchange Commission on April 19, 2007


Registration No. 333-130989                Investment Company Act No. 811-07325
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 3


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 79


                               -----------------

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 367-1730
   (Address and telephone number of depositor's principal executive offices)

                               JOSEPH D. EMANUEL
                              CHIEF LEGAL OFFICER
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                                   Copy To:
                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
      213 Washington Street, Newark, New Jersey 07102-2917 (973) 802-6997

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2007 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

     [ ] on __________ pursuant to paragraph (a)(i) of Rule 485

     [ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

     [ ] on __________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

              Interest in Individual Variable Annuity Contracts.

================================================================================
Premier

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A PRUDENTIAL FINANCIAL COMPANY
                                        751 Broad Street, Newark, NJ 07102-3777


 PRUDENTIAL/SM/ PREMIER VARIABLE ANNUITY B SERIES ("B SERIES")

 PRUDENTIAL/SM/ PREMIER VARIABLE ANNUITY L SERIES ("L SERIES")

 PRUDENTIAL/SM/ PREMIER VARIABLE ANNUITY X SERIES ("X SERIES")


 Flexible Premium Deferred Annuities


 PROSPECTUS: MAY 1, 2007


                      ------------------------



 This prospectus describes three different flexible premium deferred annuity classes offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, and benefits and certain fees may differ among states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. Currently, portfolios of Advanced Series Trust (formerly named American Skandia Trust) are being offered. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 69. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549. (See file number 333-130989). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

                 FOR FURTHER INFORMATION CALL: 1-888-PRU-2888
 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL/SM/ IS A SERVICE MARK OWNED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND IS USED UNDER LICENSE BY ITS AFFILIATES, INCLUDING PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY.
--------------------------------------------------------------------------------


Prospectus Dated: May 1, 2007 Statement of Additional Information Dated: May 1, 2007
                                                                             PREMIER


       PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


                             Advanced Series Trust

   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value

   AST AllianceBernstein Growth & Income

   AST AllianceBernstein Managed Index 500


   AST American Century Income & Growth

   AST American Century Strategic Allocation

   AST Balanced Asset Allocation
   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation

   AST DeAM Large-Cap Value

   AST DeAM Small-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target

   AST First Trust Capital Appreciation Target

   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST High Yield

   AST International Growth
   AST International Value

   AST JPMorgan International Equity
   AST Large-Cap Value

   AST Lord Abbett Bond-Debenture

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value

   AST Neuberger Berman Small-Cap Growth

   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation


   AST T. Rowe Price Global Bond

   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources
   AST UBS Dynamic Alpha

                                   CONTENTS


INTRODUCTION.............................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?....................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?.....................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?.................................................  2

GLOSSARY OF TERMS........................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES.....................................................  5

EXPENSE EXAMPLES.........................................................................  9

INVESTMENT OPTIONS....................................................................... 10

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?...................... 10
 WHAT ARE THE FIXED RATE OPTIONS?........................................................ 17

FEES AND CHARGES......................................................................... 19

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................. 19
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?........................................... 20
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................... 21
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................... 21

PURCHASING YOUR ANNUITY.................................................................. 22

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?.......................... 22

MANAGING YOUR ANNUITY.................................................................... 23

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?......................... 23
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?............................................ 23
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?................................................ 24
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?............................ 24
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?........................ 24

MANAGING YOUR ACCOUNT VALUE.............................................................. 25

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?............................................ 25
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................................. 25
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?............... 25
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?.................................. 25
 HOW IS EACH PURCHASE CREDIT APPLIED TO MY ACCOUNT VALUE?................................ 25
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.............. 26
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?............................... 27
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?........................................ 28
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.... 28

ACCESS TO ACCOUNT VALUE.................................................................. 29

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?........................................ 29
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?........................................... 29
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................. 29
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................... 29
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?......... 30
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?................................................................................. 30
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?...................... 30
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................... 30
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?............................. 31
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?............................................ 31
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................................... 32

LIVING BENEFIT PROGRAMS.................................................................. 33

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?............................................................................ 33
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................ 33
 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)............................................ 37

  SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)..................  41
  HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)......  45

DEATH BENEFIT...................................................................  52

  WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.................................  52
  BASIC DEATH BENEFIT...........................................................  52
  OPTIONAL DEATH BENEFITS.......................................................  52
  PAYMENT OF DEATH BENEFITS.....................................................  55

VALUING YOUR INVESTMENT.........................................................  58

  HOW IS MY ACCOUNT VALUE DETERMINED?...........................................  58
  WHAT IS THE SURRENDER VALUE OF MY ANNUITY?....................................  58
  HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?...................................  58
  WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?...................................  58

TAX CONSIDERATIONS..............................................................  60

GENERAL INFORMATION.............................................................  68

  HOW WILL I RECEIVE STATEMENTS AND REPORTS?....................................  68
  WHO IS PRUCO LIFE?............................................................  68
  WHAT IS THE SEPARATE ACCOUNT?.................................................  68
  WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?..........................  68
  WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?..............................  69
  FINANCIAL STATEMENTS..........................................................  70
  HOW TO CONTACT US.............................................................  70
  INDEMNIFICATION...............................................................  71
  LEGAL PROCEEDINGS.............................................................  71
  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...........................  71

APPENDIX A - ACCUMULATION UNIT VALUES........................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU................ B-1

APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS............................. C-1

APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
  BENEFIT....................................................................... D-1

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?

 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Rate Options. This Prospectus describes three different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix B entitled, "Selecting the Variable Annuity That's Right for You."


 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.


 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous Sub-accounts offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.


 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..    Each Annuity is a "flexible premium deferred annuity." It is called
     "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..    Each Annuity offers both Sub-accounts and Fixed Rate Options. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Rate Option interest is guaranteed by us.

..    Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..    During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.

..    Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

..    Each Annuity offers a basic Death Benefit. It also offers optional Death
     Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

..    You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

..    Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 WITH RESPECT TO THE X SERIES ONLY:

..    If you purchase this Annuity, we apply an additional amount ("Purchase
     Credit") to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments.


..    Please note that the total asset-based charges on this Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on this Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The Purchase Credit amount is included in your Account Value. Pruco Life may take back all Purchase Credits if you return your Annuity under the "free look" provision. In addition, Pruco Life may take back Purchase Credits associated with any Purchase Payment if (a) the Purchase Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity-owned) or (b) the Purchase Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. In these situations, your Account Value could be substantially reduced. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Purchase Credit amount.

..    Beginning on the tenth Annuity Anniversary and on every Annuity
     Anniversary thereafter, we add a Longevity Credit to your Account Value with respect to Purchase Payments that have been in your Annuity more than 9 full Annuity years less withdrawals, subject to our rules.

..    Purchase Credits applied to Purchase Payments are not intended to offset surrender charge(s) of any annuity contract you may currently own. When replacing your current annuity, please consider all charges associated with that annuity. For more information on all available annuity classes, please see Appendix B of this prospectus.


 HOW DO I PURCHASE ONE OF THE ANNUITIES?

 We sell each Annuity through licensed, registered Financial Professionals. Each Annuity has minimum initial Purchase Payments as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer program under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series, and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value

 The value of each allocation to a Sub-account or a Fixed Rate Option prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.


 Annuitization

 The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.


 Annuity Date

 The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant.


 Annuity Year
 A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 Benefit Fixed Rate Account
 An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit


 Code
 The Internal Revenue Code of 1986, as amended from time to time.


 Combination 5% Roll-Up And HAV Death Benefit
 We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.


 Contingent Deferred Sales Charge (CDSC)

 This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


 Fixed Rate Option
 An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look

 Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB)

 We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.


 Guarantee Period
 A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.


 Highest Daily Lifetime Five Benefit
 We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Value Death Benefit (HDV)
 We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.


 Issue Date
 The effective date of your Annuity.

 Lifetime Five Income Benefit

 We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 Owner
 With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 Spousal Lifetime Five Income Benefit

 We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 Sub-Account
 We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value
 The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 Unit
 A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day
 Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES


 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.



                      CONTINGENT DEFERRED SALES CHARGE/ 1/
                ------------------------------------------------
                                    B SERIES
                ------------------------------------------------
                Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
                ------------------------------------------------
                7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
                ------------------------------------------------



                                    L SERIES
                         ------------------------------
                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         7.0%  7.0%  6.0%  5.0%   0.0%
                         ------------------------------



                                   X SERIES
         -------------------------------------------------------------
         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
         -------------------------------------------------------------



                 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.



---------------------------------------------------------------------------------------
                        OTHER TRANSACTION FEES AND CHARGES
                         (assessed against each Annuity)
---------------------------------------------------------------------------------------
    FEE/CHARGE             B SERIES              L SERIES              X SERIES
---------------------------------------------------------------------------------------
Transfer Fee/ 1/        $20.00 maximum.       $20.00 maximum.       $20.00 maximum.
                       currently, $10.00     currently, $10.00     currently, $10.00
---------------------------------------------------------------------------------------
Tax Charge/2/             0% to 3.5%            0% to 3.5%            Up to 3.5%
---------------------------------------------------------------------------------------



 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2  This charge is deducted generally at the time you annuitize your Annuity.


 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------
                            PERIODIC FEES AND CHARGES
                         (assessed against each Annuity)
----------------------------------------------------------------------------------------
    FEE/CHARGE              B SERIES              L SERIES              X SERIES
----------------------------------------------------------------------------------------
Annual Maintenance     Lesser of $35 or 2%   Lesser of $35 or 2%   Lesser of $35 or 2%
Fee /1/                 of Account Value      of Account Value      of Account Value
                       -----------------------------------------------------------------
  Beneficiary          Lesser of $30 or 2%   Lesser of $30 or 2%   Lesser of $30 or 2%
  Continuation          of Account Value      of Account Value      of Account Value
  Option Only
----------------------------------------------------------------------------------------


        ---------------------------------------------------------------
        ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/
        (assessed as a percentage of the daily net assets of the
        Sub-accounts)
        ---------------------------------------------------------------
          FEE/CHARGE       B SERIES        L SERIES        X SERIES
        ---------------------------------------------------------------
        Mortality &         1.00%           1.35%           1.40%
        Expense Risk
        Charge /3/
        ---------------------------------------------------------------
        Administration      0.15%           0.15%           0.15%
        Charge /3/
        ---------------------------------------------------------------
        Settlement          1.00%           1.00%           1.00%
        Service
        Charge /4/
        ---------------------------------------------------------------
        Total Annual        1.15%           1.50%           1.55%
        Charges of the
        Sub-accounts
        (excluding
        settlement
        service charge)
        ---------------------------------------------------------------



 (1)Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.
 (2)These charges are deducted daily and apply to the Sub-accounts only.
 (3)The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 (4)The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.



-----------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                 OPTIONAL           TOTAL            TOTAL            TOTAL
                                         BENEFIT FEE/         ANNUAL           ANNUAL           ANNUAL
                                            CHARGE          CHARGE /1/       CHARGE /1/       CHARGE /1/
                                                           FOR B SERIES     FOR L SERIES     FOR X SERIES
-----------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT      2.00% maximum /2/    1.15% PLUS       1.50% PLUS       1.55% PLUS
(GMIB)                                   0.50% current       0.50% of         0.50% of         0.50% of
                                            charge       Protected Income Protected Income Protected Income
                                                              Value            Value            Value
-----------------------------------------------------------------------------------------------------------

LIFETIME FIVE INCOME BENEFIT           1.50% maximum /2/      1.75%            2.10%            2.15%
                                         0.60% current
                                            charge
-----------------------------------------------------------------------------------------------------------

SPOUSAL LIFETIME FIVE INCOME BENEFIT   1.50% maximum /2/      1.90%            2.25%            2.30%
                                         0.75% current
                                            charge
-----------------------------------------------------------------------------------------------------------

HIGHEST DAILY LIFETIME FIVE INCOME     1.50% maximum /2/      1.75%            2.10%            2.15%
BENEFIT                                  0.60% current
                                            charge
-----------------------------------------------------------------------------------------------------------

COMBINATION 5% ROLL-UP AND HAV DEATH         0.50%            1.65%            2.00%            2.05%
BENEFIT
-----------------------------------------------------------------------------------------------------------

HIGHEST DAILY VALUE DEATH BENEFIT            0.50%            1.65%            2.00%            2.05%
(HDV)
-----------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
-----------------------------------------------------------------------------------------------------------



 (1)The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. Other than for GMIB, each optional benefit charge set forth above is assessed based on the average daily net assets allocated to the Sub-accounts. With respect to GMIB, the charge is assessed against average GMIB Protected Income Value. These optional benefits are not available under the Beneficiary Continuation Option.
 (2)We have the right to increase the charge for each of the benefits up to the indicated maximum charge upon a step-up or for a new election of the benefit, or upon a reset of the benefit, if permitted. However, we have no present intention of increasing the charge to that maximum level.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2006. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                       MAXIMUM                                 MINIMUM
-----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating Expense                       1.25%                                   0.61%
-----------------------------------------------------------------------------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2006, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



-------------------------------------------------------------------------------------------------------
                          UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
              (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------------------------------
             UNDERLYING PORTFOLIO                       For the year ended December 31, 2006
                                               ------------------------------------------------------
                                                                                                Total
                                                                                   Acquired    Annual
                                               Investment                         Portfolio   Portfolio
                                               Management    Other                  Fees &    Operating
                                                  Fee     Expenses/ 1/ 12b-1 Fees Expenses/2/ Expenses
-                                              --------------------------------------------------------
Advanced Series Trust/ 3/
 AST Advanced Strategies                         0.85%       0.24%       0.00%      0.00%       1.09%
 AST Aggressive Asset Allocation                 0.15%       0.05%       0.00%      0.99%       1.19%
 AST AllianceBernstein Core Value                0.75%       0.14%       0.00%      0.00%       0.89%
 AST AllianceBernstein Growth & Income           0.75%       0.11%       0.00%      0.00%       0.86%
 AST AllianceBernstein Managed Index 500         0.60%       0.14%       0.00%      0.00%       0.74%
 AST American Century Income & Growth            0.75%       0.15%       0.00%      0.00%       0.90%
 AST American Century Strategic Allocation/ 4/   0.85%       0.21%       0.00%      0.00%       1.06%
 AST Balanced Asset Allocation                   0.15%       0.02%       0.00%      0.90%       1.07%
 AST Capital Growth Asset Allocation             0.15%       0.02%       0.00%      0.95%       1.12%
 AST Cohen & Steers Realty                       1.00%       0.13%       0.00%      0.00%       1.13%
 AST Conservative Asset Allocation               0.15%       0.04%       0.00%      0.89%       1.08%
 AST DeAM Large-Cap Value                        0.85%       0.15%       0.00%      0.00%       1.00%
 AST DeAM Small-Cap Value                        0.95%       0.23%       0.00%      0.00%       1.18%
 AST Federated Aggressive Growth                 0.95%       0.14%       0.00%      0.00%       1.09%
 AST First Trust Balanced Target                 0.85%       0.21%       0.00%      0.00%       1.06%
 AST First Trust Capital Appreciation Target     0.85%       0.19%       0.00%      0.00%       1.04%
 AST Goldman Sachs Concentrated Growth           0.90%       0.13%       0.00%      0.00%       1.03%
 AST Goldman Sachs Mid-Cap Growth                1.00%       0.15%       0.00%      0.00%       1.15%
 AST High Yield /5/                              0.75%       0.15%       0.00%      0.00%       0.90%
 AST International Growth/ 6/                    1.00%       0.15%       0.00%      0.00%       1.15%
 AST International Value/ 7/                     1.00%       0.13%       0.00%      0.00%       1.13%
 AST JPMorgan International Equity               0.87%       0.16%       0.00%      0.00%       1.03%
 AST Large-Cap Value                             0.75%       0.11%       0.00%      0.00%       0.86%
 AST Lord Abbett Bond-Debenture                  0.80%       0.14%       0.00%      0.00%       0.94%
 AST Marsico Capital Growth                      0.90%       0.11%       0.00%      0.00%       1.01%
 AST MFS Global Equity                           1.00%       0.25%       0.00%      0.00%       1.25%
 AST MFS Growth                                  0.90%       0.13%       0.00%      0.00%       1.03%
 AST Mid-Cap Value                               0.95%       0.21%       0.00%      0.00%       1.16%
 AST Money Market                                0.50%       0.11%       0.00%      0.00%       0.61%
 AST Neuberger Berman Mid-Cap Growth             0.90%       0.14%       0.00%      0.00%       1.04%
 AST Neuberger Berman Mid-Cap Value              0.89%       0.11%       0.00%      0.00%       1.00%
 AST Neuberger Berman Small-Cap Growth/ 8/       0.95%       0.16%       0.00%      0.00%       1.11%
 AST PIMCO Limited Maturity Bond                 0.65%       0.12%       0.00%      0.00%       0.77%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                             UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                 (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------------------------------------
             UNDERLYING PORTFOLIO                          For the year ended December 31, 2006
                                               ------------------------------------------------------------
                                                                                   Acquired       Annual
                                               Investment                         Portfolio   Total Portfolio
                                               Management    Other                  Fees &       Operating
                                                  Fee     Expenses/ 1/ 12b-1 Fees Expenses/2/    Expenses
-                                              --------------------------------------------------------------
 AST PIMCO Total Return Bond                     0.65%       0.12%       0.00%      0.00%          0.77%
 AST Preservation Asset Allocation               0.15%       0.08%       0.00%      0.82%          1.05%
 AST Small-Cap Growth                            0.90%       0.18%       0.00%      0.00%          1.08%
 AST Small-Cap Value/ 9/                         0.90%       0.13%       0.00%      0.00%          1.03%
 AST T. Rowe Price Asset Allocation              0.85%       0.14%       0.00%      0.00%          0.99%
 AST T. Rowe Price Global Bond                   0.80%       0.16%       0.00%      0.00%          0.96%
 AST T. Rowe Price Large-Cap Growth              0.90%       0.11%       0.00%      0.00%          1.01%
 AST T. Rowe Price Natural Resources Portfolio   0.90%       0.13%       0.00%      0.00%          1.03%
 AST UBS Dynamic Alpha/ 10/                      1.00%       0.21%       0.00%      0.00%          1.21%
-------------------------------------------------------------------------------------------------------------



 1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
 2: The AST Aggressive Asset Allocation, the AST Balanced Asset Allocation, the
    AST Capital Growth Asset Allocation, the AST Conservative Asset Allocation and the AST Preservation Asset Allocation Portfolios (the "Dynamic Asset Allocation Portfolios") each invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests in shares of other Portfolios of the Advanced Series Trust, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Dynamic Asset Allocation Portfolio invested during the year ended December 31, 2006. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when they purchase or redeem shares of the Acquired Portfolios. Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables in the prospectus for the Portfolios.
 3: The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2006 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
 4: Prior to May 1, 2007 the Portfolio was named the "AST American Century
    Strategic Balanced Portfolio."
 5: Effective June 16, 2006, Goldman Sachs Asset Management L.P. no longer serves as a Co-Sub-advisor to the Portfolio.
 6: Effective November 13, 2006, Marsico Capital Management, LLC became a sub-advisor to the Portfolio along with William Blair & Company, LLC. Prior to November 13, 2006, William Blair & Company, LLC served as the sole Sub-advisor of the Portfolio, then named the "AST William Blair International Growth Portfolio."
 7: Effective November 13, 2006, Thornburg Investment Management, Inc. became a
    Sub-advisor to the Portfolio along with LSV Asset Management. Prior to November 13, 2006, LSV Asset Management served as the sole Sub-advisor of the Portfolio, then named the "AST LSV International Value Portfolio."
 8: Effective May 1, 2007, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 2007, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named the "AST DeAM Small-Cap Growth Portfolio."
 9: Effective December 2006, Salomon Brothers Asset Management, Inc. one of the
    Co-Sub-advisors to the Portfolio changed its name to ClearBridge Advisors, LLC.
 10:Prior to May 1, 2007 the Portfolio was named the "AST Global Allocation
    Portfolio." Expenses shown are the annualized estimated operating expense for AST UBS Dynamic Alpha Portfolio effective May 1, 2007. Operating expenses for the AST Global Allocation Portfolio based upon the year ended December 31, 2006 would be as follows: Shareholder Fees (fees paid directly from your investment) - None; Management Fees - .10%; Distribution (12b-1) Fees - None; Other Expenses - .09%; Acquired Portfolio Fees & Expenses - .88%; Total Annual Portfolio Operating Expenses - 1.07%.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
..   Insurance Charge
..   Contingent Deferred Sales Charge (when and if applicable)
..   Annual Maintenance Fee

 The examples also assume the following for the period shown:

..   You allocate all of your Account Value to the Sub-account with the maximum total operating expenses, and those expenses remain the same each year*

..   For each Sub-account charge, we deduct the current charge rather than any maximum charge
..   You make no withdrawals of Account Value
..   You make no transfers, or other transactions for which we charge a fee
..   No tax charge applies
..   You elect the Lifetime Five Income Benefit and the Highest Daily Value
    Death Benefit (the maximum combination of optional benefit charges)

..   For the X Series example, the Purchase Credit applicable to the Annuity is
    5% of the Purchase Payment**

..   For the X Series example, the Longevity Credit does not apply.

 Amounts shown in the examples are rounded to the nearest dollar.


 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
 ** The Purchase Credit that is applied to Purchase Payments received depends upon the age of the Owner when the Purchase Payment was made. (See "How do I Receive Purchase Credits?")


 The examples are illustrative only--they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios--actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.


 Expense Examples are provided as follows: 1) if you surrender the Annuity at the end of the stated time period; 2) if you annuitize at the end of the stated time period; and 3) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.


 If you surrender your annuity at the end of the applicable time period:


                                1 yr  3 yrs  5 yrs  10 yrs
                      ------------------------------------
                      B Series $1,017 $1,625 $2,251 $4,079
                      ------------------------------------
                      L Series $1,052 $1,815 $2,142 $4,372
                      ------------------------------------
                      X Series $1,237 $2,009 $2,705 $4,413
                      ------------------------------------


 If you annuitize your annuity at the end of the applicable time period:/ 1/


                                1 yr 3 yrs 5 yrs  10 yrs
                       ---------------------------------
                       B Series N/A   N/A  $1,981 $4,079
                       ---------------------------------
                       L Series N/A   N/A  $2,142 $4,372
                       ---------------------------------
                       X Series N/A   N/A  $2,165 $4,413
                       ---------------------------------


 If you do not surrender your annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       B Series $387 $1,175 $1,981 $4,079
                       ----------------------------------
                       L Series $422 $1,275 $2,142 $4,372
                       ----------------------------------
                       X Series $427 $1,289 $2,165 $4,413
                       ----------------------------------


 1  You may not annuitize in the first Three (3) Annuity Years.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?

 Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice--we do not provide investment advice, and we do not recommend or endorse any particular Portfolio.

 Under the agreement through which Prudential Financial, Inc. acquired American Skandia Life Assurance Corporation and certain of its affiliates in May 2003, Prudential Financial may not use the "American Skandia" name in any context after May 1, 2008. Therefore, Prudential Financial has begun a "rebranding" project that involves renaming certain American Skandia legal entities. As pertinent to this annuity: 1) American Skandia Investment Services, Inc. has been renamed AST Investment Services, Inc.; and 2) American Skandia Trust has been renamed Advanced Series Trust. These name changes will not impact the manner in which customers do business with Prudential.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


 The following chart lists the currently available and permitted investment options when you choose certain optional benefits:



   Optional Benefit Name*                Permitted Portfolios:
  Lifetime Five Income Benefit           AST Advanced Strategies Portfolio
                                         AST American Century Strategic
                                         Allocation Portfolio
                                         AST Balanced Asset Allocation
                                         Portfolio
  Spousal Lifetime Five Income Benefit   AST Capital Growth Asset Allocation
                                         Portfolio
                                         AST Conservative Asset Allocation
                                         Portfolio
                                         AST First Trust Balanced Target
                                         Portfolio
  Highest Daily Lifetime Five Income
    Benefit                              AST First Trust Capital Appreciation
                                         Target Portfolio
                                         AST Preservation Asset Allocation
                                         Portfolio
                                         AST T. Rowe Price Asset Allocation
                                         Portfolio
  Highest Daily Value Death Benefit      AST UBS Dynamic Alpha Portfolio
 ------------------------------------------------------------------------------

   Guaranteed Minimum Income Benefit     All Investment Options Permitted
  Combination 5% Roll-Up and Highest Anniversary Value Death Benefit



 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

     ---------------------------------------------------------------------
       STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ---------------------------------------------------------------------
                         ADVANCED SERIES TRUST
     ---------------------------------------------------------------------
        ASSET    AST Advanced Strategies Portfolio:         LSV Asset
     ALLOCATION/ seeks a high level of absolute            Management/
      BALANCED   return. The Portfolio invests           Marsico Capital
                 primarily in a diversified portfolio    Management, LLC/
                 of equity and fixed income securities  Pacific Investment
                 across different investment                Management
                 categories and investment managers.       Company LLC
                 The Portfolio pursues a combination     (PIMCO)/T. Rowe
                 of traditional and non-traditional     Price Associates,
                 investment strategies.                 Inc./William Blair
                                                        & Company, L.L.C.
     ---------------------------------------------------------------------
        ASSET    AST Aggressive Asset Allocation               AST
     ALLOCATION/ Portfolio: seeks the highest               Investment
      BALANCED   potential total return consistent       Services, Inc./
                 with its specified level of risk           Prudential
                 tolerance. The Portfolio will invest    Investments LLC
                 its assets in several other Advanced
                 Series Trust Portfolios. Under normal
                 market conditions, the Portfolio will
                 devote between 92.5% to 100% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities, and 0% to 7.5% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments.
     ---------------------------------------------------------------------
      LARGE CAP  AST AllianceBernstein Core Value       AllianceBernstein
        VALUE    Portfolio: seeks long-term capital            L.P.
                 growth by investing primarily in
                 common stocks. The subadviser expects
                 that the majority of the Portfolio's
                 assets will be invested in the common
                 stocks of large companies that appear
                 to be undervalued. Among other
                 things, the Portfolio seeks to
                 identify compelling buying
                 opportunities created when companies
                 are undervalued on the basis of
                 investor reactions to near-term
                 problems or circumstances even though
                 their long-term prospects remain
                 sound. The subadviser seeks to
                 identify individual companies with
                 earnings growth potential that may
                 not be recognized by the market at
                 large.
     ---------------------------------------------------------------------
      LARGE CAP  AST AllianceBernstein Growth & Income  AllianceBernstein
        VALUE    Portfolio: seeks long-term growth of          L.P.
                 capital and income while attempting
                 to avoid excessive fluctuations in
                 market value. The Portfolio normally
                 will invest in common stocks (and
                 securities convertible into common
                 stocks). The subadviser will take a
                 value-oriented approach, in that it
                 will try to keep the Portfolio's
                 assets invested in securities that
                 are selling at reasonable valuations
                 in relation to their fundamental
                 business prospects.
     ---------------------------------------------------------------------
      LARGE CAP  AST AllianceBernstein Managed Index    AllianceBernstein
        BLEND    500 Portfolio: seeks to outperform            L.P.
                 the Standard & Poor's 500 Composite
                 Stock Price Index (the "S&P 500")
                 through stock selection resulting in
                 different weightings of common stocks
                 relative to the index. The Portfolio
                 will invest, under normal
                 circumstances, at least 80% of its
                 net assets in securities included in
                 the S&P(R) 500.
     ---------------------------------------------------------------------
      LARGE CAP  AST American Century Income & Growth    American Century
        VALUE    Portfolio: seeks capital growth with       Investment
                 current income as a secondary           Management, Inc.
                 objective. The Portfolio invests
                 primarily in common stocks that offer
                 potential for capital growth, and
                 may, consistent with its investment
                 objective, invest in stocks that
                 offer potential for current income.
                 The subadviser utilizes a
                 quantitative management technique
                 with a goal of building an equity
                 portfolio that provides better
                 returns than the S&P 500 Index
                 without taking on significant
                 additional risk and while attempting
                 to create a dividend yield that will
                 be greater than the S&P 500 Index.
     ---------------------------------------------------------------------
        ASSET    AST American Century Strategic          American Century
     ALLOCATION/ Allocation Portfolio (formerly, AST        Investment
      BALANCED   American Century Strategic Balanced     Management, Inc.
                 Portfolio): long-term capital growth
                 with some regular income. The
                 Portfolio will invest, under normal
                 circumstances, in any type of U.S. or
                 foreign equity security that meets
                 certain fundamental and technical
                 standards. The portfolio managers
                 will draw on growth, value and
                 quantitative investment techniques in
                 managing the equity portion of the
                 Portfolio and diversify the
                 Portfolio's investments among small,
                 medium and large companies.
     ---------------------------------------------------------------------

      --------------------------------------------------------------------
        STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
         TYPE                                                ADVISOR/
                                                            SUB-ADVISOR
      --------------------------------------------------------------------
         ASSET    AST Balanced Asset Allocation           AST Investment
      ALLOCATION/ Portfolio: seeks the highest            Services, Inc./
       BALANCED   potential total return consistent         Prudential
                  with its specified level of risk        Investments LLC
                  tolerance. The Portfolio will invest
                  its assets in several other Advanced
                  Series Trust Portfolios. Under normal
                  market conditions, the Portfolio will
                  devote between 57.5% to 72.5% of its
                  net assets to underlying portfolios
                  investing primarily in equity
                  securities, and 27.5% to 42.5% of its
                  net assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments.
      --------------------------------------------------------------------
         ASSET    AST Capital Growth Asset Allocation     AST Investment
      ALLOCATION/ Portfolio: seeks the highest            Services, Inc./
       BALANCED   potential total return consistent         Prudential
                  with its specified level of risk        Investments LLC
                  tolerance. The Portfolio will invest
                  its assets in several other Advanced
                  Series Trust Portfolios. Under normal
                  market conditions, the Portfolio will
                  devote between 72.5% to 87.5% of its
                  net assets to underlying portfolios
                  investing primarily in equity
                  securities, and 12.5% to 27.5% of its
                  net assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments.
      --------------------------------------------------------------------
       SPECIALTY  AST Cohen & Steers Realty Portfolio:    Cohen & Steers
                  seeks to maximize total return              Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues its
                  investment objective by investing,
                  under normal circumstances, at least
                  80% of its net assets in securities
                  of real estate issuers. Under normal
                  circumstances, the Portfolio will
                  invest substantially all of its
                  assets in the equity securities of
                  real estate companies, i.e., a
                  company that derives at least 50% of
                  its revenues from the ownership,
                  construction, financing, management
                  or sale of real estate or that has at
                  least 50% of its assets in real
                  estate. Real estate companies may
                  include real estate investment trusts
                  (REITs).
      --------------------------------------------------------------------
         ASSET    AST Conservative Asset Allocation       AST Investment
      ALLOCATION/ Portfolio: seeks the highest            Services, Inc./
       BALANCED   potential total return consistent         Prudential
                  with its specified level of risk        Investments LLC
                  tolerance. The Portfolio will invest
                  its assets in several other Advanced
                  Series Trust Portfolios. Under normal
                  market conditions, the Portfolio will
                  devote between 47.5% to 62.5% of its
                  net assets to underlying portfolios
                  investing primarily in equity
                  securities, and 37.5% to 52.5% of its
                  net assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments.
      --------------------------------------------------------------------
       LARGE CAP  AST DeAM Large-Cap Value Portfolio:        Deutsche
         VALUE    seeks maximum growth of capital by        Investment
                  investing primarily in the value          Management
                  stocks of larger companies. The         Americas, Inc.
                  Portfolio pursues its objective,
                  under normal market conditions, by
                  primarily investing at least 80% of
                  the value of its assets in the equity
                  securities of large-sized companies
                  included in the Russell 1000(R) Value
                  Index. The subadviser employs an
                  investment strategy designed to
                  maintain a portfolio of equity
                  securities which approximates the
                  market risk of those stocks included
                  in the Russell 1000(R) Value Index,
                  but which attempts to outperform the
                  Russell 1000(R) Value Index through
                  active stock selection.
      --------------------------------------------------------------------
       SMALL CAP  AST DeAM Small-Cap Value Portfolio:        Deutsche
         VALUE    seeks maximum growth of investors'        Investment
                  capital by investing primarily in the     Management
                  value stocks of smaller companies.      Americas, Inc.
                  The Portfolio pursues its objective,
                  under normal market conditions, by
                  primarily investing at least 80% of
                  its total assets in the equity
                  securities of small-sized companies
                  included in the Russell 2000(R) Value
                  Index. The subadviser employs an
                  investment strategy designed to
                  maintain a portfolio of equity
                  securities which approximates the
                  market risk of those stocks included
                  in the Russell 2000(R) Value Index,
                  but which attempts to outperform the
                  Russell 2000(R) Value Index.
      --------------------------------------------------------------------
       SMALL CAP  AST Federated Aggressive Growth        Federated Equity
        GROWTH    Portfolio: seeks capital growth. The      Management
                  Portfolio pursues its investment          Company of
                  objective by investing primarily in      Pennsylvania/
                  the stocks of small companies that     Federated Global
                  are traded on national security           Investment
                  exchanges, NASDAQ stock exchange and   Management Corp./
                  the over-the-counter-market. Small      Federated MDTA
                  companies will be defined as                  LLC
                  companies with market capitalizations
                  similar to companies in the Russell
                  2000 Growth Index.
      --------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
       ASSET    AST First Trust Balanced Target        First Trust Advisors
    ALLOCATION/ Portfolio: seeks long-term capital             L.P.
     BALANCED   growth balanced by current income.
                The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and 35% in fixed
                income securities. The Portfolio
                allocates the equity portion of the
                portfolio across five uniquely
                specialized strategies--the Dow/sm/
                Target Dividend, the Value Line(R)
                Target 25, the Global Dividend Target
                15, the NYSE(R) International Target
                25, and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using a
                multi-factor scoring system to select
                the common stocks. The fixed income
                allocation is determined by the Dow
                Jones Income strategy which utilizes
                certain screens to select bonds from
                the Dow Jones Corporate Bond Index or
                like-bonds not in the index.
    -----------------------------------------------------------------------
       ASSET    AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCATION/ Target Portfolio: seeks long-term              L.P.
     BALANCED   growth of capital. The Portfolio
                seeks to achieve its objective by
                investing approximately 80% in common
                stocks and 20% in fixed income
                securities. The portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies--the Value Line(R) Target
                25, the Global Dividend Target 15,
                the Target Small Cap, the Nasdaq(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using a
                multi-factor scoring system to select
                the common stocks. The fixed income
                allocation is determined by the Dow
                Jones Income strategy utilizes
                certain screens to select bonds from
                the Dow Jones Corporate Bond Index or
                like-bonds not in the index.
    -----------------------------------------------------------------------
     LARGE CAP  AST Goldman Sachs Concentrated Growth     Goldman Sachs
      GROWTH    Portfolio: seeks growth of capital in   Asset Management,
                a manner consistent with the                   L.P.
                preservation of capital. The
                Portfolio will pursue its objective
                by investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30--45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
    -----------------------------------------------------------------------
      MID CAP   AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
      GROWTH    Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its              L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the time
                of investment) fall within the range
                of companies in the Russell Mid-cap
                Growth Index. The subadviser seeks to
                identify individual companies with
                earnings growth potential that may
                not be recognized by the market at
                large.
    -----------------------------------------------------------------------
       FIXED    AST High Yield Portfolio: seeks a       Pacific Investment
      INCOME    high level of current income and may        Management
                also consider the potential for            Company LLC
                capital appreciation. The Portfolio          (PIMCO)
                invests, under normal circumstances,
                at least 80% of its net assets plus
                any borrowings for investment
                purposes (measured at time of
                purchase) in high yield, fixed-income
                securities that, at the time of
                purchase, are non-investment grade
                securities. Such securities are
                commonly referred to as "junk bonds".
    -----------------------------------------------------------------------
       INTER    AST International Growth Portfolio       Marsico Capital
     NATIONAL   (formerly, AST William Blair             Management, LLC/
      EQUITY    International Growth Portfolio):         William Blair &
                seeks long-term capital growth. Under    Company, L.L.C.
                normal circumstances, the Portfolio
                invests at least 80% of the value of
                its assets in securities of issuers
                that are economically tied to
                countries other than the United
                States. Although the Portfolio
                intends to invest at least 80% of its
                assets in the securities of issuers
                located outside the United States, it
                may at times invest in U.S. issuers
                and it may invest all of its assets
                in fewer than five countries or even
                a single country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    -----------------------------------------------------------------------

      -------------------------------------------------------------------
       STYLE/      INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                               ADVISOR/
                                                          SUB-ADVISOR
      -------------------------------------------------------------------
        INTER   AST International Value Portfolio          LSV Asset
      NATIONAL  (formerly, AST LSV International          Management/
       EQUITY   Value Portfolio): seeks long-term          Thornburg
                capital appreciation. The Portfolio        Investment
                normally invests at least 80% of the    Management, Inc.
                Portfolio's assets in equity
                securities. The Portfolio will invest
                at least 65% of its net assets in the
                equity securities of companies in at
                least three different countries,
                without limit as to the amount of
                assets that may be invested in a
                single country.
      -------------------------------------------------------------------
        INTER   AST JPMorgan International Equity         J.P. Morgan
      NATIONAL  Portfolio: seeks long-term capital         Investment
       EQUITY   growth by investing in a diversified    Management Inc.
                portfolio of international equity
                securities. The Portfolio seeks to
                meet its objective by investing,
                under normal market conditions, at
                least 80% of its assets in a
                diversified portfolio of equity
                securities of companies located or
                operating in developed non-U.S.
                countries and emerging markets of the
                world. The equity securities will
                ordinarily be traded on a recognized
                foreign securities exchange or traded
                in a foreign over-the-counter market
                in the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
      -------------------------------------------------------------------
      LARGE CAP AST Large-Cap Value Portfolio: seeks      Dreman Value
        VALUE   current income and long-term growth     Management LLC/
                of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management LLC/
                80% of its net assets in common           J.P. Morgan
                stocks of large capitalization             Investment
                companies. Large capitalization         Management, Inc.
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
      -------------------------------------------------------------------
        FIXED   AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
       INCOME   Portfolio: seeks high current income          LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80% of
                the value of its assets in fixed
                income securities. To pursue its
                objective, the Portfolio normally
                invests primarily in high yield and
                investment grade debt securities,
                securities convertible into common
                stock and preferred stocks. The
                Portfolio may find good value in high
                yield securities, sometimes called
                "lower-rated bonds" or "junk bonds,"
                and frequently may have more than
                half of its assets invested in those
                securities. At least 20% of the
                Portfolio's assets must be invested
                in any combination of investment
                grade debt securities, U.S.
                Government securities and cash
                equivalents. The Portfolio may also
                make significant investments in
                mortgage-backed securities. Although
                the Portfolio expects to maintain a
                weighted average maturity in the
                range of five to twelve years, there
                are no restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in equity
                securities.
      -------------------------------------------------------------------
      LARGE CAP AST Marsico Capital Growth Portfolio:   Marsico Capital
       GROWTH   seeks capital growth. Income            Management, LLC
                realization is not an investment
                objective and any income realized on
                the Portfolio's investments,
                therefore, will be incidental to the
                Portfolio's objective. The Portfolio
                will pursue its objective by
                investing primarily in common stocks
                of large companies that are selected
                for their growth potential. Large
                capitalization companies are
                companies with market capitalizations
                within the market capitalization
                range of the Russell 1000 Growth
                Index. In selecting investments for
                the Portfolio, the subadviser uses an
                approach that combines "top down"
                macroeconomic analysis with "bottom
                up" stock selection. The "top down"
                approach identifies sectors,
                industries and companies that may
                benefit from the trends the
                subadviser has observed. The
                subadviser then looks for individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large, utilizing a
                "bottom up" stock selection process.
                The Portfolio will normally hold a
                core position of between 35 and 50
                common stocks. The Portfolio may hold
                a limited number of additional common
                stocks at times when the Portfolio
                manager is accumulating new
                positions, phasing out existing or
                responding to exceptional market
                conditions.
      -------------------------------------------------------------------

      -------------------------------------------------------------------
       STYLE/      INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                               ADVISOR/
                                                          SUB-ADVISOR
      -------------------------------------------------------------------
        INTER   AST MFS Global Equity Portfolio:         Massachusetts
      NATIONAL  seeks capital growth. Under normal     Financial Services
       EQUITY   circumstances the Portfolio invests         Company
                at least 80% of its assets in equity
                securities. The Portfolio will invest
                in the securities of U.S. and foreign
                issuers (including issuers in
                developing countries). While the
                portfolio may invest its assets in
                companies of any size, the Portfolio
                generally focuses on companies with
                relatively large market
                capitalizations relative to the
                markets in which they are traded.
      -------------------------------------------------------------------
      LARGE CAP AST MFS Growth Portfolio: seeks          Massachusetts
       GROWTH   long-term capital growth and future,   Financial Services
                rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in common stocks and
                related securities, such as preferred
                stocks, convertible securities and
                depositary receipts, of companies
                that the subadviser believes offer
                better than average prospects for
                long-term growth. The subadviser uses
                a "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
      -------------------------------------------------------------------
       MID CAP  AST Mid Cap Value Portfolio: seeks to   EARNEST Partners
        VALUE   provide capital growth by investing        LLC/WEDGE
                primarily in mid-capitalization             Capital
                stocks that appear to be undervalued.   Management, LLP
                The Portfolio generally invests,
                under normal circumstances, at least
                80% of the value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
      -------------------------------------------------------------------
        FIXED   AST Money Market Portfolio: seeks          Prudential
       INCOME   high current income while maintaining      Investment
                high levels of liquidity. The           Management, Inc.
                Portfolio invests in high-quality,
                short-term, U.S. dollar denominated
                corporate, bank and government
                obligations. The Portfolio will
                invest in securities which have
                effective maturities of not more than
                397 days.
      -------------------------------------------------------------------
       MID CAP  AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
       GROWTH   Portfolio: seeks capital growth.        Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in the common stocks of
                mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range of
                market capitalizations of companies
                in the Russell Midcap Growth Index.
                Using fundamental research and
                quantitative analysis, the subadviser
                looks for fast-growing companies that
                are in new or rapidly evolving
                industries.
      -------------------------------------------------------------------
       MID CAP  AST Neuberger Berman Mid-Cap Value      Neuberger Berman
        VALUE   Portfolio: seeks capital growth.        Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in the common stocks of
                medium capitalization companies. For
                purposes of the Portfolio, companies
                with market capitalizations that fall
                within the range of the Russell
                Midcap(R) Index at the time of
                investment are considered medium
                capitalization companies. Some of the
                Portfolio's assets may be invested in
                the securities of large-cap companies
                as well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
      -------------------------------------------------------------------
      SMALL CAP AST Neuberger Berman Small-Cap Growth   Neuberger Berman
       GROWTH   Portfolio (formerly, known as AST       Management Inc.
                DeAM Small-Cap Growth Portfolio):
                seeks maximum growth of investors'
                capital from a portfolio of growth
                stocks of smaller companies. The
                Portfolio pursues its objective,
                under normal circumstances, by
                primarily investing at least 80% of
                its total assets in the equity
                securities of small-sized companies
                included in the Russell 2000
                Growth(R) Index.
      -------------------------------------------------------------------
        FIXED   AST PIMCO Limited Maturity Bond        Pacific Investment
       INCOME   Portfolio: seeks to maximize total         Management
                return consistent with preservation       Company LLC
                of capital. The Portfolio will invest       (PIMCO)
                in a portfolio of fixed-income
                investment instruments of varying
                maturities. The average portfolio
                duration of the Portfolio generally
                will vary within a one- to three-year
                time frame based on the subadviser's
                forecast for interest rates.
      -------------------------------------------------------------------
        FIXED   AST PIMCO Total Return Bond            Pacific Investment
       INCOME   Portfolio: seeks to maximize total         Management
                return consistent with preservation       Company LLC
                of capital. The Portfolio will invest       (PIMCO)
                in a portfolio of fixed-income
                investment instruments of varying
                maturities. The average portfolio
                duration of the Portfolio generally
                will vary within a three- to six-year
                time frame based on the subadviser's
                forecast for interest rates.
      -------------------------------------------------------------------

     ----------------------------------------------------------------------
       STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
        TYPE                                                 ADVISOR/
                                                            SUB-ADVISOR
     ----------------------------------------------------------------------
        ASSET    AST Preservation Asset Allocation        AST Investment
     ALLOCATION/ Portfolio: seeks the highest             Services, Inc./
      BALANCED   potential total return consistent          Prudential
                 with its specified level of risk         Investments LLC
                 tolerance. The Portfolio will invest
                 its assets in several other Advanced
                 Series Trust Portfolios. Under normal
                 market conditions, the Portfolio will
                 devote between 27.5% to 42.5% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities, and 57.5% to 72.5% of its
                 net assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments.
     ----------------------------------------------------------------------
      SMALL CAP  AST Small-Cap Growth Portfolio: seeks      Eagle Asset
       GROWTH    long-term capital growth. The              Management/
                 Portfolio pursues its objective by      Neuberger Berman
                 investing, under normal                  Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000 Index at the time of the
                 Portfolio's investment.
     ----------------------------------------------------------------------
      SMALL CAP  AST Small-Cap Value Portfolio: seeks       ClearBridge
        VALUE    to provide long-term capital growth      Advisors, LLC/
                 by investing primarily in                 Dreman Value
                 small-capitalization stocks that         Management LLC/
                 appear to be undervalued. The              J.P. Morgan
                 Portfolio invests, under normal            Investment
                 circumstances, at least 80% of the      Management, Inc./
                 value of its net assets in small           Lee Munder
                 capitalization stocks. Small            Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000 Value Index. The
                 Portfolio will focus on common stocks
                 that appear to be undervalued.
     ----------------------------------------------------------------------
        ASSET    AST T. Rowe Price Asset Allocation        T. Rowe Price
     ALLOCATION/ Portfolio: seeks a high level of        Associates, Inc.
      BALANCED   total return by investing primarily
                 in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total assets
                 in equity securities and 40% in fixed
                 income securities. This mix may vary
                 depending on the subadviser's outlook
                 for the markets. The subadviser
                 concentrates common stock investments
                 in larger, more established
                 companies, but the Portfolio may
                 include small and medium-sized
                 companies with good growth prospects.
                 The fixed income portion of the
                 Portfolio will be allocated among
                 investment grade securities, high
                 yield or "junk" bonds, emerging
                 market securities, foreign high
                 quality debt securities and cash
                 reserves.
     ----------------------------------------------------------------------
        FIXED    AST T. Rowe Price Global Bond             T. Rowe Price
       INCOME    Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign and
                 U.S. dollar-denominated bonds. The
                 Portfolio will invest at least 80% of
                 its total assets in fixed income
                 securities. The Portfolio invests in
                 all types of bonds, including high
                 quality bonds issued or guaranteed by
                 U.S. or foreign governments or their
                 agencies and by foreign authorities,
                 provinces and municipalities as well
                 as investment grade corporate bonds
                 and mortgage and asset-backed
                 securities of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency trend
                 is unfavorable, where the subadviser
                 believes that the currency risk can
                 be minimized through hedging. The
                 Portfolio may also invest up to 20%
                 of its assets in the aggregate in
                 below investment-grade, high-risk
                 bonds ("junk bonds"). In addition,
                 the Portfolio may invest up to 30% of
                 its assets in mortgage-related
                 (including derivatives, such as
                 collateralized mortgage obligations
                 and stripped mortgage securities) and
                 asset-backed securities.
     ----------------------------------------------------------------------
      LARGE CAP  AST T. Rowe Price Large-Cap Growth        T. Rowe Price
       GROWTH    Portfolio: seeks long-term growth of    Associates, Inc.
                 capital by investing predominantly in
                 the equity securities of a limited
                 number of large, carefully selected,
                 high-quality U.S. companies that are
                 judged likely to achieve superior
                 earnings growth. The Portfolio takes
                 a growth approach to investment
                 selection and normally invests at
                 least 80% of its net assets in the
                 common stocks of large companies.
                 Large companies are those whose
                 market cap is larger than the median
                 market cap of companies in the
                 Russell 1000 Growth Index as of the
                 time of purchase.
     ----------------------------------------------------------------------

      -------------------------------------------------------------------
        STYLE/       INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                               ADVISOR/
                                                           SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  AST T. Rowe Price Natural Resources     T. Rowe Price
                  Portfolio: seeks long-term capital     Associates, Inc.
                  growth primarily through the common
                  stocks of companies that own or
                  develop natural resources (such as
                  energy products, precious metals and
                  forest products) and other basic
                  commodities. The Portfolio invests,
                  under normal circumstances, at least
                  80% of the value of its assets in
                  natural resource companies. The
                  Portfolio looks for companies that
                  have the ability to expand
                  production, to maintain superior
                  exploration programs and production
                  facilities, and the potential to
                  accumulate new resources. Although at
                  least 50% of Portfolio assets will be
                  invested in U.S. securities, up to
                  50% of total assets also may be
                  invested in foreign securities.
      -------------------------------------------------------------------
         ASSET    AST UBS Dynamic Alpha Portfolio        UBS Global Asset
      ALLOCATION/ (formerly, AST Global Allocation          Management
       BALANCED   Portfolio): seeks to maximize total    (Americas) Inc.
                  return, consisting of capital
                  appreciation and current income. The
                  Portfolio invests in securities and
                  financial instruments to gain
                  exposure to global equity, global
                  fixed income and cash equivalent
                  markets, including global currencies.
                  The Portfolio may invest in equity
                  and fixed income securities of
                  issuers located within and outside
                  the United States or in open-end
                  investment companies advised by UBS
                  Global Asset Management (Americas)
                  Inc., the Portfolio's subadviser, to
                  gain exposure to certain global
                  equity and global fixed income
                  markets.
      -------------------------------------------------------------------




 WHAT ARE THE FIXED RATE OPTIONS?

 ONE-YEAR FIXED INTEREST RATE OPTION

 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.


 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME

 From time to time we may offer an Enhanced Dollar Cost Averaging ("DCA") program. If we do, you may allocate all or part of any Purchase Payment to the Enhanced Fixed Rate Option. You would then automatically transfer amounts over stated periods (e.g., six or twelve months) from the Enhanced Fixed Rate Option to the permissible Sub-accounts, that you select. We reserve the right at any time to limit the investment options into which Enhanced Fixed Rate Option assets are transferred. After selecting the time period over which transfers will occur, you may not thereafter change the period during which transfers will be made. You may allocate Purchase Payments to more than one transfer period. You may not transfer from other investment options to the Enhanced Fixed Rate Option. This program is not available if you elect certain optional benefits.

 The first periodic transfer will occur on the date you allocate your Purchase Payment to the Enhanced Fixed Rate Option or the date following the end of any free look period, if later. Subsequent transfers will occur on the monthly anniversary of the first transfer. The amount of each periodic transfer will be based on the period of time during which transfers are scheduled to occur. For example, if you choose a six-payment transfer schedule, each transfer generally will equal 1/6/th/ of the amount you allocated to the Enhanced Fixed Rate Option. The final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the Enhanced Fixed Rate Option assets are transferred, provided that any such investment option is one that we permit. You may make a one time transfer of the remaining value out of your Enhanced Fixed Rate Option, if you so choose. Transfers from the Enhanced Fixed Rate Option do not count toward the maximum number of free transfers allowed under the Annuity. If you make a withdrawal or have a fee assessed from your Annuity, and all or part of that withdrawal or fee comes out of the Enhanced Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer.

 By investing amounts on a regular basis instead of investing the total amount at one time, the DCA program may decrease the effect of market fluctuation on the investment of your Purchase Payment. Of course, Dollar Cost Averaging cannot ensure a profit or protect against loss in a declining market.


 NOTE: When a DCA program is established from a Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Rate Option over the Guarantee Period.

                               FEES AND CHARGES


 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X Series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.


 WHAT ARE THE CONTRACT FEES AND CHARGES?


 Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges." If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.


 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


 We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-account, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges from 0% to 3 1/2% of your Purchase Payment and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.


 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase. The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

 Optional Benefits for which we Assess a Charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.


 Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?


 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.


..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the
    Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations
    section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   a new Annuitant if the latest Annuity Date would be earlier than prior to the change.
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.


 Contingent Annuitant

 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.


 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted, less any applicable federal and state income tax withholding. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period, less any applicable federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Additional Purchase Payments may be made at any time before the Annuity Date and prior to the Owner's 86/th/ birthday.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or a Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?

 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five or Highest Daily Lifetime Five. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE
       PAYMENT IS APPLIED TO THE ANNUITY                      APPLIED TO THE ANNUITY
------------------------------------------------ ------------------------------------------------
                    0 - 80                                            5.00%
                    81 - 85                                           3.00%

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING THE PURCHASE CREDIT
 Initial Purchase Payment
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 5.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($22,500 = $450,000 X .05) to your Account Value in the proportion that your Purchase Payment is allocated.

 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life under certain circumstances:
  . any Purchase Credit applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered;
  . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit payable on Purchase Payments made within 12 months of the date the medically-related surrender is exercised; and

  . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.


 The Account Value may be substantially reduced if Pruco Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

 GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE

..    We do not consider a Purchase Credit to be "investment in the contract"
     for income tax purposes.
..    You may not withdraw the amount of any Purchase Credit under the Free
     Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Currently, we charge $10.00 for each transfer after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the Enhanced Fixed Rate Option are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
  . With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted

     Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and
      (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
  . We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.


 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with any Enhanced Fixed Rate Option we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by an Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 DURING THE ACCUMULATION PERIOD
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.

..   To meet liquidity needs, you can withdraw a limited amount from your
    Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.

..   You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.


 To determine if a CDSC applies to partial withdrawals, we:
 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or the Fixed Rate Option. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.


 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.


 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.



 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision, and (b) the amount of any Purchase Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above.


 This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
  . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
  . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
  . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
  . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

  . this option is not available if the total amount of the withdrawal request exceeds $500,000; and

  .   no additional Purchase Payments can be made to the Annuity.


 A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):

  . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
  . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Guaranteed Minimum Income Benefit," the "Lifetime Five Income Benefit", the "Spousal Lifetime Five Income Benefit" and the "Highest Daily Lifetime Five Income Benefit" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits.

 When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant's 95/th/ birthday (unless we agree to another date). For Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. Certain annuity options may not be available depending on the age of the Annuitant.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.


 Please note, you may not annuitize within the first three Annuity Years.

 Option 1
 Annuity Payments For A Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Option 3
 Interest Payment Option: Under this option, we will credit interest on the adjusted Account Value until you request payment of all or part of the adjusted Account Value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA or other tax qualified vehicle. Under this option, all gain in the Annuity will be taxable as of the Annuity Date, however, you can withdraw part or all of the Account Value that we are holding at any time.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.


 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Pruco Life offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
  . protecting a principal amount from decreases in value due to investment performance;
  . taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
  . guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments; or
  .   providing spousal continuation of certain benefits.


 The "living benefits" that Pruco Life offers are the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit and the Highest Daily Lifetime Five Income Benefit. Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 KEY FEATURE--PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.


 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments with respect to the X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.


  . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

  . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th /anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments with respect to the X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/ duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

  . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Purchase Credit that is applied to such Purchase Payment with respect to the X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.


  . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value--You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

  . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations"
      section in this prospectus for additional information on IRS requirements.


  . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments with respect to the X Series), minus the impact of any withdrawals after the date of the step-up.


  . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.

  . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

  . A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value--Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.


 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Purchase Credit with respect to the X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB.


 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
  . the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

  . The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
  . the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
  .   The result is then further reduced by the ratio of A to B, where:

       -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
       -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).


       The resulting Protected Income Value is: $239,506.64 x (1 - $7,500/$217,500), or $231,247.79.
  . The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
  . the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
  . The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE--GMIB ANNUITY PAYMENTS

 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.


 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB ANNUITY PAYMENT OPTION 1--PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2--PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS


..    You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

..    Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..    Where allowed by law, we reserve the right to limit subsequent Purchase
     Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

..    We may limit the Sub-accounts in which you can allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..    If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..    Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..    At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE PROGRAM
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 TERMINATION OF THE PROGRAM
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change. Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE PROGRAM

 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases. The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Rate Options. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and elect Spousal Lifetime Five or Highest Daily Lifetime Five (see "Elections of the Program" below for details). The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 KEY FEATURE--PROTECTED WITHDRAWAL VALUE

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount, and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).


..   If you elect the Lifetime Five program at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.


 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you have elected the Auto Step-Up feature, then the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under Lifetime Five or (2) the most recent step-up. Your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount. If at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up. If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.


 KEY FEATURE--ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Purchase Credits with respect to the X series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


 KEY FEATURE--ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT

 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Purchase Credits with respect to the X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.


 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years.

   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.


 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

    (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/= $263,484.33
    (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
    (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
  . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
  .   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
  .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000


 (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

  . Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
  . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
  . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

  . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
      $6,503} = $239,947



 BENEFITS UNDER THE LIFETIME FIVE PROGRAM

..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable, even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
    (1)apply your Account Value to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
    (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

  . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.
  . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

..   Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   In general, you must allocate your Account Value in accordance with the then- available option(s) that we may prescribe, in order to elect and maintain the Lifetime Five program. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.


 ELECTION OF THE PROGRAM

 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount. Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect Highest Daily Lifetime Five or Spousal Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated. We reserve the right to further limit the election/re-election frequency in the future. Before making any such change to the election/re-election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.


 TERMINATION OF THE PROGRAM
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)), or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five or elect Lifetime Five or Highest Daily Lifetime Five (see "Election of and Designations under the Program" below for details). Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected

 Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 KEY FEATURE--INITIAL PROTECTED WITHDRAWAL VALUE

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).


..   If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Spousal Lifetime Five benefit, the
    Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 KEY FEATURE--ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under Spousal Lifetime Five. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under Spousal Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Purchase Credits with respect to the X series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under Spousal Lifetime Five or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up

 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five Income Benefit.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250 Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a) If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157



 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT

 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.


 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

 If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..    Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.


..    Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value not the Protected Withdrawal Value.


..    You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program.
     The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.


..    In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe in order to elect and maintain the Spousal Lifetime Five program. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account value and allocation of additional Purchase Payments may be subject to the new investment limitations.


..    There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.


..    In order for the Surviving Designated Life to continue the Spousal
     Lifetime Five program, upon the death of an Owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal Assumption of Annuity" in this Prospectus.


 Election of and Designations Under the Program

 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:


..    One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or


..    Co-Annuity Owners, where the Owners are each other's spouses. The
     Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election; or

..    One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect Spousal Lifetime Five or elect Highest Daily Lifetime Five or Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)
 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE--Total Protected Withdrawal Value

 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:


    (a)200% of the Account Value on the date you elected Highest Daily Lifetime Five;
    (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
    (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE--Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2006
..   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:



  Account Value before withdrawal                               $  110,000.00
  Less amount of "non" excess withdrawal                        $   -3,500.00
  Account Value immediately before excess withdrawal of $1,500  $  106,500.00
  Excess withdrawal amount                                      $    1,500.00
  Divided by Account Value immediately before excess withdrawal $  106,500.00
  Ratio                                                                  1.41%
  Total Annual Income Amount                                    $    6,000.00
  Less ratio of 1.41%                                           $      -84.51
  Total Annual Income Amount for future Annuity Years           $    5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                    Highest Quarterly   Adjusted Total Annual
                                   Value (adjusted with     Income Amount
                                      withdrawal and     (5% of the Highest
   Date*             Account value Purchase Payments)**   Quarterly Value)
   -----             ------------- --------------------   ----------------
   June 1, 2007       $118,000.00      $118,000.00            $5,900.00
   August 6, 2007     $120,000.00      $112,885.55            $5,644.28
   September 1, 2007  $112,000.00      $112,885.55            $5,644.28
   December 1, 2007   $119,000.00      $119,000.00            $5,950.00



       * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter--March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
       ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income
          Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

  . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
  . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE PROGRAM

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of: (1) the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and (2) the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to a Fixed
    Rate Option if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Highest Daily Lifetime Five benefit, you will
 (a) not be permitted to re-elect the benefit and (b) will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Rate Options.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

    (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
    (b)the sum of each Purchase Payment you made (including any Credits with respect to the X series) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued Annuities that elect Highest Daily Lifetime Five and existing Annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

  .   Not make any transfer; or
  . If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

     Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
  . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."


 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your Purchase Payments. (See "How are Purchase Credits Applied to My Accounts Value".)

 The basic Death Benefit is equal to the greater of:

  . The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.
  . The sum of your Account Value in the Sub-accounts and the Fixed Rate Options (less the amount of any Purchase Credits applied within 12-months prior to the date of death, with respect to the X Series).


 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. Key terms that we use to describe these optional death benefits are set forth within the description of each optional death benefit.


 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected, the "Combination 5% Roll-up and HAV" death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. You may elect one optional Death Benefit. If you elect Spousal Lifetime Five, you are not permitted to elect an optional Death Benefit. With respect to the X Series, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your Purchase Payments.

 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT


 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.


 Certain of the Portfolios offered as Sub-accounts under an Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:


       . all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;


    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:


       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series) made after the Death Benefit Target Date;


    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.


 With respect to the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 Calculation of Highest Anniversary Value Death Benefit

 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner's date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five.

 See Appendix C for examples of how the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" is calculated.


 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (and associated Purchase Credits received more than 12 months prior to death for the X series) since such anniversary.


..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series).


..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.


 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")


 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.


 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.


 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and

       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date.


       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect Spousal Lifetime Five, Highest Daily Lifetime Five or the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.


..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Purchase Credits applied more than twelve
    (12) months prior to the date of death with respect to the X Series) since such date.

..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series).

..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix C for examples of how the Highest Daily Value Death Benefit is calculated.

 Annuities with Joint Owners

 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.


 Annuities Owned by Entities

 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).


 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?

 For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.


 What are the charges for the Optional Death Benefits?

 We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS


 Alternative Death Benefit Payment Options--Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

..   within five (5) years of the date of death; or

..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options--Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

  . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

  . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

  . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options--Annuities Held by Tax-Favored Plans ." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.


 Under the Beneficiary Continuation Option:

..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.

..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

..   No Fixed Rate Options will be offered.

..   No additional Purchase Payments can be applied to the Annuity.

..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.


 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.


 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity--Spousal Designations and Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.



 WHEN DO YOU DETERMINE THE DEATH BENEFIT?

 We determine the amount of the Death Benefit as of the date we receive "due proof of death", (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?

 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.


 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.


 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE

 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.


 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

  .   trading on the NYSE is restricted;

  . an emergency exists making redemption or valuation of securities held in the separate account impractical; or

  . the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.


 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.


 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.



 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

 Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
 PLANS)

 TAXES PAYABLE BY YOU

 We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.


 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits. If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

 TAXES ON WITHDRAWALS AND SURRENDER

 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


 TAXES ON ANNUITY PAYMENTS

 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.


 TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS
 Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

 Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the Death Benefit payment options.

..   Choice 1: the beneficiary is taxed on earnings in the contract.

..   Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).


..   Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of Purchase Payments).


 Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a non-resident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g.) a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements for contracts not held by tax favored plans.


 ANNUITY QUALIFICATION

 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of each Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuities meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Contracts Owned by Individuals (Not Associated with Tax-Favored Plans). Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.


 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 ADDITIONAL INFORMATION
 You should refer to the Statement of Additional Information if:



..   Your contract was issued in exchange for a contract containing Purchase
    Payments made before August 14, 1982.

..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.

 CONTRACTS HELD BY TAX-FAVORED PLANS
 The following discussion covers annuity contracts held under tax-favored retirement plans.

 Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

 Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, as a current contribution for Series B, or if you are age 50 or older, by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year during the period from January 1 to April 15 for Series X and L. In 2007 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a roll-over is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% "early distribution penalty" described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:


..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $45,000 in 2007 ($44,000 in 2006) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2007, this limit is $225,000 ($220,000 for 2006);


..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2007 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. Thereafter, the amount is indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

  .   Contributions to a Roth IRA cannot be deducted from your gross income;

  . "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
      (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

  . If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


 Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA for Series B with a current contribution or, for Series X and L, if you are age 50 or older by making a single contribution consisting of your Roth IRA contributions and catch-up contributions attributable to the prior year and the current year during the period from January 1 to April 15 of the current year. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from a Qualified plan can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, as of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.

 TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2007. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS

 If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


 Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.


 You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.


 Required Distributions Upon Your Death for Qualified Contracts Held by Tax-Favored Plans

 Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were required to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.


..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 PENALTY FOR EARLY WITHDRAWALS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
..   For all other distributions, we will withhold at a 10% rate. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.


 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.


 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS --QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHAT IS PRUCO LIFE?
 Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.


 Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2006, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life separate account is 811-07325. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling
 (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.


 WHAT IS THE SEPARATE ACCOUNT?
 We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.



 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE

 Pruco Life or our affiliates have entered into agreements with the investment adviser or distributor of certain underlying portfolios. Under the terms of these agreements, Pruco Life, or our affiliates, may provide administrative and/or support services to the portfolios for which it receives a fee of up to 0.55% annually (as of May 1, 2007) of the average assets allocated to the portfolios from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

 During 2006, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $53 to approximately $190,514. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
 Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer. PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD). Each Annuity is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Annuity directly to potential purchasers.


 Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and Pruco Life are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday,


..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.


..   accessing information about your Annuity through our Internet Website at
    www.prudential.com.

 You can obtain account information by calling our automated response system and at www.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

 Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Pruco Life and Prudential. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur, were denied in June 2006. Pruco Life's appeal with the Mississippi Supreme Court is pending.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on Pruco Life's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

..   Company

..   Experts

..   Principal Underwriter

..   Payments Made to Promote Sale of Our Products

..   Allocation of Initial Purchase Payment

..   Determination of Accumulation Unit Values

..   Federal Tax Status

..   State Specific Variations

..   Financial Statements

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

                          PREMIER B SERIES PROSPECTUS

                   Lowest Combination of Asset-Based Charges
                       Basic Death Benefit Only (1.15%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
AST International Growth Portfolio
(formerly, AST William Blair International Growth
 Portfolio)
    5/01/2006* to 12/31/2006                               $9.99258         $10.64379          18,173
AST Aggressive Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $9.97115         $10.68969         134,094
AST AllianceBernstein Core Value Portfolio
    05/01/2006* to 12/31/2006                              $9.95091         $11.11022          18,454
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006* to 12/31/2006                              $9.96102         $11.07490          12,877
AST AllianceBernstein Managed Index 500 Portfolio
    05/01/2006* to 12/31/2006                              $9.95129         $10.76892          27,200
AST American Century Income & Growth Portfolio
    05/01/2006* to 12/31/2006                              $9.98487         $11.06450          12,875
AST American Century Strategic Allocation Portfolio
  (formerly, AST American Century Strategic Balanced
   Portfolio)
    05/01/2006* to 12/31/2006                              $9.98482         $10.60918           2,264
AST Balanced Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $9.97052         $10.58443         530,409
AST Capital Growth Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $9.98023         $10.64300         443,494
AST Cohen & Steers Realty Portfolio
    05/01/2006* to 12/31/2006                              $9.88749         $12.16133           8,144
AST Conservative Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $9.97992         $10.54079         194,427
AST DeAM Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $9.94976         $11.05698          23,055
AST Neuberger Berman Small-Cap Growth Portfolio
  (formerly, AST DeAM Small-Cap Growth Portfolio)
    05/01/2006* to 12/31/2006                              $9.98848          $9.48246           3,300
AST DeAM Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $9.98334         $10.49308           4,642
AST Federated Aggressive Growth Portfolio
    05/01/2006* to 12/31/2006                              $9.99906          $9.98437          10,855
AST UBS Dynamic Alpha Portfolio
  (formerly, AST Global Allocation Portfolio)
    05/01/2006* to 12/31/2006                              $9.96771         $10.57685          16,542

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
                                                     Beginning of Period End of Period    End of Period
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006* to 12/31/2006                              $9.93542        $10.28977           6,419
AST High Yield Portfolio
    05/01/2006* to 12/31/2006                              $9.99906        $10.60450          20,067
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                              $9.95841         $9.90334           7,659
AST JPMorgan International Equity Portfolio
    05/01/2006* to 12/31/2006                              $9.99906        $10.62045          19,032
AST Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $9.96039        $11.05295          30,530
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006* to 12/31/2006                              $9.99906        $10.51839           8,288
AST Marsico Capital Growth Portfolio
    05/01/2006* to 12/31/2006                              $9.94853        $10.25454          23,656
AST MFS Global Equity Portfolio
    05/01/2006* to 12/31/2006                              $9.96060        $11.14496          14,734
AST MFS Growth Portfolio
    05/01/2006* to 12/31/2006                              $9.93217        $10.42130           9,461
AST Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $9.92949        $10.44127          10,753
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                              $9.96545        $10.24038          10,796
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                             $10.03620        $10.19727          18,472
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006* to 12/31/2006                              $9.98066        $10.20649           8,896
AST Preservation Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $9.97964        $10.45340          23,838
AST Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $9.99288        $10.49974          12,126
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $9.96859        $10.66736          17,355
AST T. Rowe Price Global Bond Portfolio
    05/01/2006* to 12/31/2006                              $9.99006        $10.33443           7,204
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006* to 12/31/2006                             $10.14791         $9.86307          32,119
AST Advanced Strategies Portfolio
    05/01/2006* to 12/31/2006                              $9.98924        $10.52787          79,079
AST First Trust Capital Appreciation Target
 Portfolio
    05/01/2006* to 12/31/2006                              $9.99906        $10.34228          40,223
AST First Trust Balanced Target Portfolio
    05/01/2006* to 12/31/2006                              $9.99906        $10.56409          77,342
AST International Value Portfolio
  (formerly, AST LSV International Value Portfolio)
    5/01/2006* to 12/31/2006                              $10.01073        $10.90770          28,836
AST PIMCO Total Return Bond Portfolio
    5/01/2006* to 12/31/2006                               $9.97171        $10.33968          39,526
AST Small-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                               $9.90554         $9.94820           7,810
AST Money Market Portfolio
    5/01/2006* to 12/31/2006                              $10.00024        $10.24522         537,941
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                               $9.94058        $10.50381          23,000



 * As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                          PREMIER B SERIES PROSPECTUS

                  Highest Combination of Asset-Based Charges
Lifetime Five Income Benefit OR Highest Daily Lifetime Five Income Benefit with
 Combination 5% roll-up and HAV Death Benefit (2.25%) OR Lifetime Five Income
            Benefit with Highest Daily Value Death Benefit (2.25%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
                                                    Beginning of Period End of Period    End of Period
AST International Growth Portfolio
 (formerly, AST William Blair International Growth
 Portfolio)
    5/01/2006* to 12/31/2006                              $9.99169        $10.56677                0
AST Aggressive Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $10.62249        $11.30662                0
AST AllianceBernstein Core Value Portfolio
    05/01/2006* to 12/31/2006                            $10.98800        $12.18054                0
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006* to 12/31/2006                            $10.61651        $11.71945                0
AST AllianceBernstein Managed Index 500 Portfolio
    05/01/2006* to 12/31/2006                            $10.61055        $11.40033                0
AST American Century Income & Growth Portfolio
    05/01/2006* to 12/31/2006                            $10.68420        $11.75492                0
AST American Century Strategic Allocation Portfolio
 (formerly, AST American Century Strategic Balanced
 Portfolio)
    05/01/2006* to 12/31/2006                            $10.43974        $11.01325                0
AST Balanced Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $10.38461        $10.94529        5,532,354
AST Capital Growth Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $10.50360        $11.12115        6,561,306
AST Cohen & Steers Realty Portfolio
    05/01/2006* to 12/31/2006                            $13.09878        $15.99622                0
AST Conservative Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $10.33511        $10.83790        1,470,871
AST DeAM Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $11.50768        $12.69696                0
AST Neuberger Berman Small-Cap Growth Portfolio
 (formerly, AST DeAM Small-Cap Growth Portfolio)
    05/01/2006* to 12/31/2006                            $11.47605        $10.81666                0
AST DeAM Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $11.20903        $11.69708                0
AST Federated Aggressive Growth Portfolio
    05/01/2006* to 12/31/2006                            $12.14965        $12.04505                0
AST UBS Dynamic Alpha Portfolio
 (formerly, AST Global Allocation Portfolio)
    05/01/2006* to 12/31/2006                            $10.90941        $11.49327                0
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006* to 12/31/2006                            $11.20329        $11.51996                0
AST High Yield Portfolio
    05/01/2006* to 12/31/2006                            $10.05733        $10.59002                0
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                            $11.08434        $10.94421                0
AST JPMorgan International Equity Portfolio
    05/01/2006* to 12/31/2006                            $12.07550        $12.73435                0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
AST Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.04913        $12.17354               0
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006* to 12/31/2006                              $10.18232        $10.63464               0
AST Marsico Capital Growth Portfolio
    05/01/2006* to 12/31/2006                              $11.12177        $11.38185               0
AST MFS Global Equity Portfolio
    05/01/2006* to 12/31/2006                              $11.41248        $12.67817               0
AST MFS Growth Portfolio
    05/01/2006* to 12/31/2006                              $11.02534        $11.48567               0
AST Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.02794        $11.51347               0
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                              $12.33643        $12.58620               0
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.63310        $11.73524               0
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006* to 12/31/2006                              $10.01081        $10.16415               0
AST Preservation Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.18649        $10.59390         497,956
AST Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.92633        $12.44163               0
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.67335        $11.33991          13,042
AST T. Rowe Price Global Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.51777         $9.77542               0
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006* to 12/31/2006                              $13.72060        $13.23998               0
AST Advanced Strategies Portfolio
    05/01/2006* to 12/31/2006                              $10.14215        $10.61267         873,210
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006* to 12/31/2006                              $10.16209        $10.43578         731,245
AST First Trust Balanced Target Portfolio
    05/01/2006* to 12/31/2006                              $10.04243        $10.53407         617,809
AST International Value Portfolio
 (formerly, AST LSV International Value Portfolio)
    5/01/2006* to 12/31/2006                               $10.00984        $10.82889               0
AST PIMCO Total Return Bond Portfolio
    5/01/2006* to 12/31/2006                                $9.97082        $10.26474               0
AST Small-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.90465         $9.87625               0
AST Money Market Portfolio
    5/01/2006* to 12/31/2006                                $9.99935        $10.17121               0
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.93969        $10.42785               0



 * As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                          PREMIER L SERIES PROSPECTUS

                   Lowest Combination of Asset-Based Charges
                       Basic Death Benefit Only (1.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
                                                    Beginning of Period End of Period    End of Period
AST International Growth Portfolio
 (formerly, AST William Blair International Growth
 Portfolio)
    5/01/2006* to 12/31/2006                             $9.99230         $10.61918           6,597
AST Aggressive Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97087         $10.66494          16,042
AST AllianceBernstein Core Value Portfolio
    05/01/2006* to 12/31/2006                            $9.95062         $11.08451           1,252
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006* to 12/31/2006                            $9.96074         $11.04934           2,065
AST AllianceBernstein Managed Index 500 Portfolio
    05/01/2006* to 12/31/2006                            $9.95101         $10.74401           2,114
AST American Century Income & Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.98458         $11.03890           5,812
AST American Century Strategic Allocation Portfolio
 (formerly, AST American Century Strategic Balanced
 Portfolio)
    05/01/2006* to 12/31/2006                            $9.98453         $10.58459             481
AST Balanced Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97023         $10.55993         170,979
AST Capital Growth Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97994         $10.61841         277,140
AST Cohen & Steers Realty Portfolio
    05/01/2006* to 12/31/2006                            $9.88721         $12.13324           1,450
AST Conservative Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97964         $10.51630          46,367
AST DeAM Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.94947         $11.03138           1,440
AST Neuberger Berman Small-Cap Growth Portfolio
 (formerly, AST DeAM Small-Cap Growth Portfolio)
    05/01/2006* to 12/31/2006                            $9.98819          $9.46047           1,241
AST DeAM Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.98305         $10.46876           2,365
AST Federated Aggressive Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.99878          $9.96119             296
AST UBS Dynamic Alpha Portfolio
 (formerly, AST Global Allocation Portfolio)
    05/01/2006* to 12/31/2006                            $9.96743         $10.55233           4,567
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.93514         $10.26599           1,534
AST High Yield Portfolio
    05/01/2006* to 12/31/2006                            $9.99878         $10.57993             568
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.95813          $9.88034           1,218
AST JPMorgan International Equity Portfolio
    05/01/2006* to 12/31/2006                            $9.99878         $10.59589           1,310
AST Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.96010         $11.02741           1,508

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006* to 12/31/2006                               $9.99878        $10.49407             786
AST Marsico Capital Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.94825        $10.23084           3,437
AST MFS Global Equity Portfolio
    05/01/2006* to 12/31/2006                               $9.96031        $11.11912               0
AST MFS Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.93189        $10.39722               0
AST Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                               $9.92921        $10.41714           2,741
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.96516        $10.21663             288
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $10.03591        $10.17364             596
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.98038        $10.18291             888
AST Preservation Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                               $9.97936        $10.42920          12,622
AST Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                               $9.99260        $10.47538             702
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                               $9.96831        $10.64270           9,282
AST T. Rowe Price Global Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.98978        $10.31053             982
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006* to 12/31/2006                              $10.14763         $9.84020             422
AST Advanced Strategies Portfolio
    05/01/2006* to 12/31/2006                               $9.98895        $10.50357          62,847
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006* to 12/31/2006                               $9.99878        $10.31835         182,386
AST First Trust Balanced Target Portfolio
    05/01/2006* to 12/31/2006                               $9.99878        $10.53957          54,126
AST International Value Portfolio
 (formerly, AST LSV International Value Portfolio)
    5/01/2006* to 12/31/2006                               $10.01044        $10.88251           2,199
AST PIMCO Total Return Bond Portfolio
    5/01/2006* to 12/31/2006                                $9.97143        $10.31569          14,094
AST Small-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.90526         $9.92515             399
AST Money Market Portfolio
    5/01/2006* to 12/31/2006                                $9.99995        $10.22148          54,230
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.94030        $10.47951           6,774



 * As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                          PREMIER L SERIES PROSPECTUS

                  Highest Combination of Asset-Based Charges
Lifetime Five Income Benefit OR Highest Daily Lifetime Five Income Benefit with
 Combination 5% roll-up and HAV Death Benefit (2.60%) OR Lifetime Five Income
            Benefit with Highest Daily Value Death Benefit (2.60%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
AST International Growth Portfolio
  (formerly, AST William Blair International Growth
   Portfolio)
    5/01/2006* to 12/31/2006                                $9.99141        $10.54240                0
AST Aggressive Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.60755        $11.26518                0
AST AllianceBernstein Core Value Portfolio
    05/01/2006* to 12/31/2006                              $10.94536        $12.10594                0
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006* to 12/31/2006                              $10.57528        $11.64751                0
AST AllianceBernstein Managed Index 500 Portfolio
    05/01/2006* to 12/31/2006                              $10.56932        $11.33031                0
AST American Century Income & Growth Portfolio
    05/01/2006* to 12/31/2006                              $10.64251        $11.68252                0
AST American Century Strategic Allocation Portfolio
  (formerly, AST American Century Strategic Balanced
   Portfolio)
    05/01/2006* to 12/31/2006                              $10.39907        $10.94561                0
AST Balanced Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.37006        $10.90518        4,050,210
AST Capital Growth Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.48881        $11.08024        6,134,343
AST Cohen & Steers Realty Portfolio
    05/01/2006* to 12/31/2006                              $13.04797        $15.89804                0
AST Conservative Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.32057        $10.79817          782,409
AST DeAM Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.46311        $12.61910                0
AST Neuberger Berman Small-Cap Growth Portfolio
  (formerly, AST DeAM Small-Cap Growth Portfolio)
    05/01/2006* to 12/31/2006                              $11.43147        $10.75030                0
AST DeAM Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.16544        $11.62528                0
AST Federated Aggressive Growth Portfolio
    05/01/2006* to 12/31/2006                              $12.10235        $11.97093                0
AST UBS Dynamic Alpha Portfolio
  (formerly, AST Global Allocation Portfolio)
    05/01/2006* to 12/31/2006                              $10.86707        $11.42284                0
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006* to 12/31/2006                              $11.15968        $11.44914                0
AST High Yield Portfolio
    05/01/2006* to 12/31/2006                              $10.01816        $10.52499                0
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                              $11.04131        $10.87698                0
AST JPMorgan International Equity Portfolio
    05/01/2006* to 12/31/2006                              $12.02854        $12.65607                0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
AST Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.00615        $12.09868                0
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006* to 12/31/2006                              $10.14267        $10.56925                0
AST Marsico Capital Growth Portfolio
    05/01/2006* to 12/31/2006                              $11.07842        $11.31183                0
AST MFS Global Equity Portfolio
    05/01/2006* to 12/31/2006                              $11.36813        $12.60029                0
AST MFS Growth Portfolio
    05/01/2006* to 12/31/2006                              $10.98250        $11.41513                0
AST Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $10.98514        $11.44280                0
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                              $12.28836        $12.50869                0
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.58777        $11.66305                0
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.97191        $10.10175                0
AST Preservation Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.17217        $10.55495          166,747
AST Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $11.88000        $12.36528                0
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                              $10.63175        $11.27006           29,105
AST T. Rowe Price Global Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.48076         $9.71544                0
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006* to 12/31/2006                              $13.66737        $13.15868                0
AST Advanced Strategies Portfolio
    05/01/2006* to 12/31/2006                              $10.13788        $10.58428        1,368,561
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006* to 12/31/2006                              $10.15781        $10.40773          619,984
AST First Trust Balanced Target Portfolio
    05/01/2006* to 12/31/2006                              $10.03818        $10.50581          457,279
AST International Value Portfolio
  (formerly, AST LSV International Value Portfolio)
    5/01/2006* to 12/31/2006                               $10.00956        $10.80400                0
AST PIMCO Total Return Bond Portfolio
    5/01/2006* to 12/31/2006                                $9.97054        $10.24133                0
AST Small-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.90437         $9.85358                0
AST Money Market Portfolio
    5/01/2006* to 12/31/2006                                $9.99907        $10.14778                0
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.93941        $10.40395                0



 * As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                          PREMIER X SERIES PROSPECTUS

                   Lowest Combination of Asset-Based Charges
                       Basic Death Benefit Only (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
                                                    Beginning of Period End of Period    End of Period
AST International Growth Portfolio
 (formerly, AST William Blair International Growth
 Portfolio)
    5/01/2006* to 12/31/2006                             $9.99225         $10.61561          57,399
AST Aggressive Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97083         $10.66139         338,838
AST AllianceBernstein Core Value Portfolio
    05/01/2006* to 12/31/2006                            $9.95058         $11.08082          44,340
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006* to 12/31/2006                            $9.96069         $11.04566          57,035
AST AllianceBernstein Managed Index 500 Portfolio
    05/01/2006* to 12/31/2006                            $9.95097         $10.74043          26,327
AST American Century Income & Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.98454         $11.03528           9,874
AST American Century Strategic Allocation Portfolio
 (formerly, AST American Century Strategic Balanced
 Portfolio)
    05/01/2006* to 12/31/2006                            $9.98449         $10.58114          28,050
AST Balanced Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97019         $10.55642         870,034
AST Capital Growth Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97990         $10.61483         752,603
AST Cohen & Steers Realty Portfolio
    05/01/2006* to 12/31/2006                            $9.88717         $12.12913          68,751
AST Conservative Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97960         $10.51282         218,414
AST DeAM Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.94943         $11.02776          38,913
AST Neuberger Berman Small-Cap Growth Portfolio
 (formerly, AST DeAM Small-Cap Growth Portfolio)
    05/01/2006* to 12/31/2006                            $9.98815          $9.45733          10,879
AST DeAM Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.98301         $10.46536           7,770
AST Federated Aggressive Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.99874          $9.95782          21,725
AST UBS Dynamic Alpha Portfolio
 (formerly, AST Global Allocation Portfolio)
    05/01/2006* to 12/31/2006                            $9.96739         $10.54879          13,180
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.93510         $10.26259          28,274
AST High Yield Portfolio
    05/01/2006* to 12/31/2006                            $9.99874         $10.57653          45,123
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.95809          $9.87709          15,491
AST JPMorgan International Equity Portfolio
    05/01/2006* to 12/31/2006                            $9.99874         $10.59240          51,756
AST Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.96006         $11.02379          56,395

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006* to 12/31/2006                               $9.99874        $10.49063           9,991
AST Marsico Capital Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.94821        $10.22734          59,918
AST MFS Global Equity Portfolio
    05/01/2006* to 12/31/2006                               $9.96027        $11.11545          34,108
AST MFS Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.93185        $10.39379          21,380
AST Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                               $9.92917        $10.41366          13,257
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.96512        $10.21327          38,268
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $10.03587        $10.17022          44,095
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.98034        $10.17953           9,194
AST Preservation Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                               $9.97932        $10.42580          41,155
AST Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                               $9.99256        $10.47191          33,223
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                               $9.96827        $10.63917          26,346
AST T. Rowe Price Global Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.98973        $10.30713          24,861
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006* to 12/31/2006                              $10.14759         $9.83697          89,048
AST Advanced Strategies Portfolio
    05/01/2006* to 12/31/2006                               $9.98891        $10.50011         279,009
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006* to 12/31/2006                               $9.99874        $10.31485         100,669
AST First Trust Balanced Target Portfolio
    05/01/2006* to 12/31/2006                               $9.99874        $10.53609          71,662
AST International Value Portfolio
 (formerly, AST LSV International Value Portfolio)
    5/01/2006* to 12/31/2006                               $10.01040        $10.87892          66,935
AST PIMCO Total Return Bond Portfolio
    5/01/2006* to 12/31/2006                                $9.97139        $10.31233          81,554
AST Small-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.90522         $9.92188          15,284
AST Money Market Portfolio
    5/01/2006* to 12/31/2006                                $9.99991        $10.21812         142,009
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.94026        $10.47609          43,555



 * As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                          PREMIER X SERIES PROSPECTUS

                  Highest Combination of Asset-Based Charges
Lifetime Five Income Benefit OR Highest Daily Lifetime Five Income Benefit with
            Combination 5% roll-up and HAV Death Benefit (2.65%) OR
  Lifetime Five Income Benefit with Highest Daily Value Death Benefit (2.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
                                                    Beginning of Period End of Period    End of Period
AST International Growth Portfolio
 (formerly, AST William Blair International Growth
 Portfolio)
    5/01/2006* to 12/31/2006                             $9.99137         $10.53910                0
AST Aggressive Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.96994         $10.58456                0
AST AllianceBernstein Core Value Portfolio
    05/01/2006* to 12/31/2006                            $9.94970         $11.00108                0
AST AllianceBernstein Growth & Income Portfolio
    05/01/2006* to 12/31/2006                            $9.95981         $10.96603                0
AST AllianceBernstein Managed Index 500 Portfolio
    05/01/2006* to 12/31/2006                            $9.95008         $10.66309                0
AST American Century Income & Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.98366         $10.95570                0
AST American Century Strategic Allocation Portfolio
 (formerly, AST American Century Strategic Balanced
 Portfolio)
    05/01/2006* to 12/31/2006                            $9.98361         $10.50489                0
AST Balanced Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.96931         $10.48036        3,289,884
AST Capital Growth Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97902         $10.53841        4,267,356
AST Cohen & Steers Realty Portfolio
    05/01/2006* to 12/31/2006                            $9.88628         $12.04192                0
AST Conservative Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                            $9.97871         $10.43714        1,006,646
AST DeAM Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.94855         $10.94831                0
AST Neuberger Berman Small-Cap Growth Portfolio
 (formerly, AST DeAM Small-Cap Growth Portfolio)
    05/01/2006* to 12/31/2006                            $9.98727          $9.38904                0
AST DeAM Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                            $9.98213         $10.38987                0
AST Federated Aggressive Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.99785          $9.88603                0
AST UBS Dynamic Alpha Portfolio
 (formerly, AST Global Allocation Portfolio)
    05/01/2006* to 12/31/2006                            $9.96650         $10.47287                0
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.93421         $10.18853                0
AST High Yield Portfolio
    05/01/2006* to 12/31/2006                            $9.99785         $10.50025                0
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                            $9.95720          $9.80585                0
AST JPMorgan International Equity Portfolio
    05/01/2006* to 12/31/2006                            $9.99785         $10.51599                0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
AST Large-Cap Value Portfolio
    05/01/2006* to 12/31/2006                               $9.95918        $10.94435                0
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006* to 12/31/2006                               $9.99785        $10.41498                0
AST Marsico Capital Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.94732        $10.15365                0
AST MFS Global Equity Portfolio
    05/01/2006* to 12/31/2006                               $9.95939        $11.03534                0
AST MFS Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.93096        $10.31887                0
AST Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                               $9.92828        $10.33861                0
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006* to 12/31/2006                               $9.96424        $10.13968                0
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006* to 12/31/2006                              $10.03499        $10.09690                0
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.97945        $10.10621                0
AST Preservation Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                               $9.97843        $10.35058          344,932
AST Small-Cap Value Portfolio
    05/01/2006* to 12/31/2006                               $9.99167        $10.39648                0
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006* to 12/31/2006                               $9.96738        $10.56246           52,298
AST T. Rowe Price Global Bond Portfolio
    05/01/2006* to 12/31/2006                               $9.98885        $10.23278                0
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006* to 12/31/2006                              $10.14670         $9.76596                0
AST Advanced Strategies Portfolio
    05/01/2006* to 12/31/2006                               $9.98803        $10.42437        1,145,934
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006* to 12/31/2006                               $9.99785        $10.24054          719,683
AST First Trust Balanced Target Portfolio
    05/01/2006* to 12/31/2006                               $9.99785        $10.46021          906,224
AST International Value Portfolio
 (formerly, AST LSV International Value Portfolio)
    5/01/2006* to 12/31/2006                               $10.00952        $10.80045                0
AST PIMCO Total Return Bond Portfolio
    5/01/2006* to 12/31/2006                                $9.97050        $10.23796                0
AST Small-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.90433         $9.85030                0
AST Money Market Portfolio
    5/01/2006* to 12/31/2006                                $9.99903        $10.14455                0
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.93937        $10.40053                0



 * As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Pruco Life Insurance Company offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;

..   The amount of your investment and any planned future deposits into the annuity,

..   How long you intend to hold the annuity (also referred to as investment time horizon);

..   Your desire to make withdrawals from the annuity and the timing thereof;

..   Your investment return objectives;

..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and

..   Your desire to minimize costs and/or maximize return associated with the annuity.


 The following chart outlines some of the different features for each annuity sold actively in the bulk of Pruco Life's territory. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.



 PRUCO LIFE ANNUITY PRODUCT COMPARISON

 Below is a summary of Pruco Life's principal, actively-sold annuity products. Premier X Series refers to Prudential Premier Variable Annuity X Series, Premier L Series refers to Prudential Premier Variable Annuity L Series and Premier B Series refers to Prudential Premier Variable Annuity B Series. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with the prospectus for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Pruco Life Insurance Company does not make recommendations or provide investment advice.

--------------------------------------------------------------------------------------------------------------
                                     PREMIER X SERIES          PREMIER L SERIES          PREMIER B SERIES
--------------------------------------------------------------------------------------------------------------
Minimum Investment              $10,000                    $10,000                   $1,000
--------------------------------------------------------------------------------------------------------------
Maximum Issue Age               75                         85                        85
--------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales       9 Years (based on date of  4 Years (based on date of 7 Years (based on date of
 Charge Schedule                each purchase payment)     each purchase payment)    each purchase payment)
                                (9%, 8.5%, 8%, 7%, 6%,     (7%, 7%, 6%, 5%)          (7%, 6%, 5%, 4%, 3%,
                                5%, 4%, 3%, 2%)                                      2%, 1%)
--------------------------------------------------------------------------------------------------------------
Insurance Charge                1.55%                      1.50%                     1.15%
--------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee          Lesser of $35 or 2% of     Lesser of $35 or 2% of    Lesser of $35 or 2% of
                                Account Value*             Account Value*            Account Value*
--------------------------------------------------------------------------------------------------------------
Purchase Credit                 For Purchase Payments      No                        No
                                made up to and including
                                age 80, 5%, regardless of
                                the purchase payment
                                amount.

                                For Purchase Payments
                                between 81-85, 3%,
                                regardless of the
                                purchase payment
                                amount.

                                Recaptured on in certain
                                circumstates.
--------------------------------------------------------------------------------------------------------------
Longevity Credit                0.40% of the sum of all    No                        No
                                Purchase Payments that
                                have been in the Annuity
                                for more than 9 years
                                less the cumulative
                                amount of withdrawals
                                made (including CDSC)
                                through the end of the
                                period applied annually
                                beginning on the 10/th
                                /Annuity Anniversary.
--------------------------------------------------------------------------------------------------------------
Fixed Rate Option               Currently offering         Currently offering        Currently offering
                                duration of 1 year only.   duration of 1 year only.  duration of 1 year only.
--------------------------------------------------------------------------------------------------------------
Variable Investment Options     Advanced Series Trust      AST Not all options       AST Not all options
                                (AST) Not all options      available with certain    available with certain
                                available with certain     optional benefits.        optional benefits.
                                optional benefits.
--------------------------------------------------------------------------------------------------------------
Basic Death Benefit             The greater of: Purchase   The greater of: Purchase  The greater of: Purchase
                                Payments minus             Payments minus            Payments minus
                                proportional               proportional              proportional
                                withdrawals; and           withdrawals; and          withdrawals; and
                                unadjusted Account         unadjusted Account        unadjusted Account
                                Value, less an amount      Value                     Value
                                equal to all credits
                                applied within 12 months
                                prior to the date of death
--------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an Highest Daily Value        HDV/Combo 5%              HDV/Combo 5%
 additional cost)/ 1/           (HDV)/ Combo 5%            Roll-up/ HAV              Roll-up/ HAV
                                Roll-up/ Highest
                                Anniversary Value
                                (HAV)
--------------------------------------------------------------------------------------------------------------
Living Benefits (for an         Guaranteed Minimum         GMIB/LT5/SLT5/HD5         GMIB/LT5/SLT5/HD5
 additional cost)/ 2/           Income Benefit (GMIB)/
                                Lifetime Five (LT5)/
                                Spousal Lifetime Five
                                (SLT5)/Highest Daily
                                Lifetime Five (HD5)

 HYPOTHETICAL ILLUSTRATION

 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:
..   An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% respectively.
..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows/3/:

    -- 1.02% based on the fees and expenses of the underlying portfolios as of December 31, 2006. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

    -- The Separate Account level charges refer to the Insurance Charge.

..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For Premier X Series, the Account Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the Annuity with the highest customer Surrender Value for the Annuity Year. Multiple shaded cells represent a tie between two or more annuities. The L Series annuity, in light of its contingent deferred sales charges and insurance charge, and the fact that (unlike the X Series) it does not offer a Purchase Credit, has the highest surrender value of the three Annuities only in year five in the 6% illustration. Thus, with regard to surrender value alone, either the B Series or the X Series will provide higher surrender values in years other than year five. On the other hand, the L Series offers more flexibility with regard to the optional death benefits than the B Series and X Series. For the B Series and the X Series, the combination 5% Roll-up and the HDV Death Benefit may not be terminated once elected. In contrast, as detailed in the prospectus, the L Series permits the first-time election of certain optional death benefits, and the termination of certain optional death benefits, on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary). Please note, however, that the optional death benefits are not available with the Spousal Lifetime Five benefit on any annuity, so unless you elect to terminate the Spousal Lifetime Five benefit on the L Series at the time you choose to elect an optional death benefit, the optional death benefits will not be permitted. Please also note that the optional death benefits may not be available in certain states.

 0% GROSS RATE OF RETURN




            -----------------------------------------------------------
                 L SERIES            B SERIES            X SERIES
            -----------------------------------------------------------
            -----------------------------------------------------------
            NET RATE=  -2.50%   NET RATE=  -2.14%   NET RATE=  -2.52%
            -----------------------------------------------------------
            -----------------------------------------------------------
             ANNUITY  SURRENDER  ANNUITY  SURRENDER  ANNUITY  SURRENDER
        YR    VALUE     VALUE     VALUE     VALUE     VALUE     VALUE
            -----------------------------------------------------------
        ---------------------------------------------------------------
        1    97,534    90,534    97,871    90,871    102,360   93,360
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        2    95,088    88,088    95,747    89,747     99,780   91,280
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        3    92,703    86,703    93,668    88,668     97,231   89,231
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        4    90,376    85,376    91,634    87,634     94,746   87,746
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        5    88,107    88,107    89,643    86,643     92,323   86,323
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        6    85,895    85,895    87,695    85,695     89,962   84,962
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        7    83,737    83,737    85,788    84,788     87,660   83,660
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        8    81,632    81,632    83,922    83,922     85,416   82,416
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        9    79,579    79,579    82,096    82,096     83,229   81,229
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        10   77,577    77,577    80,308    80,308     81,487   81,487
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        11   75,625    75,625    78,559    78,559     79,789   79,789
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        12   73,721    73,721    76,848    76,848     78,133   78,133
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        13   71,864    71,864    75,173    75,173     76,520   76,520
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        14   70,053    70,053    73,533    73,533     74,947   74,947
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        15   68,286    68,286    71,929    71,929     73,413   73,413
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        16   66,564    66,564    70,359    70,359     71,919   71,919
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        17   64,884    64,884    68,822    68,822     70,462   70,462
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        18   63,245    63,245    67,319    67,319     69,041   69,041
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        19   61,647    61,647    65,847    65,847     67,657   67,657
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        20   60,089    60,089    64,407    64,407     66,307   66,307
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        21   58,569    58,569    62,997    62,997     64,992   64,992
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        22   57,086    57,086    61,618    61,618     63,709   63,709
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        23   55,641    55,641    60,268    60,268     62,459   62,459
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        24   54,231    54,231    58,947    58,947     61,240   61,240
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        25   52,856    52,856    57,654    57,654     60,053   60,053
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        26   51,515    51,515    56,389    56,389     58,895   58,895
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        27   50,207    50,207    55,150    55,150     57,766   57,766
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        28   48,931    48,931    53,939    53,939     56,666   56,666
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        29   47,687    47,687    52,753    52,753     55,593   55,593
        ---------------------------------------------------------------
        ----
        30   46,474    46,474    51,592    51,592     54,547   54,547
        ---------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.02%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to annuity anniversary

 6% GROSS RATE OF RETURN


               -----------------------------------------------------
           -       L SERIES          B SERIES          X SERIES
               -----------------------------------------------------
                 NET               NET               NET
           -    RATE=    3.35%    RATE=    3.74%    RATE=    3.33%
           ---------------------------------------------------------
               ANNUITY SURRENDER ANNUITY SURRENDER ANNUITY SURRENDER
           YR   VALUE    VALUE    VALUE    VALUE    VALUE    VALUE
           ----
           ---------------------------------------------------------
           1   103,370   96,370  103,726   96,726  108,485   99,485
           ----
           ---------------------------------------------------------
           2   106,862   99,862  107,602  101,602  112,095  103,595
           ----
           ---------------------------------------------------------
           3   110,473  104,473  111,623  106,623  115,826  107,826
           ----
           ---------------------------------------------------------
           4   114,206  109,206  115,794  111,794  119,680  112,680
           ----
           ---------------------------------------------------------
           5   118,065  118,065  120,121  117,121  123,663  117,663
           ----
           ---------------------------------------------------------
           6   122,054  122,054  124,609  122,609  127,779  122,779
           ----
           ---------------------------------------------------------
           7   126,178  126,178  129,266  128,266  132,031  128,031
           ----
           ---------------------------------------------------------
           8   130,442  130,442  134,096  134,096  136,426  133,426
           ----
           ---------------------------------------------------------
           9   134,849  134,849  139,106  139,106  140,966  138,966
           ----
           ---------------------------------------------------------
           10  139,406  139,406  144,304  144,304  146,071  146,071
           ----
           ---------------------------------------------------------
           11  144,116  144,116  149,697  149,697  151,345  151,345
           ----
           ---------------------------------------------------------
           12  148,986  148,986  155,290  155,290  156,795  156,795
           ----
           ---------------------------------------------------------
           13  154,020  154,020  161,093  161,093  162,427  162,427
           ----
           ---------------------------------------------------------
           14  159,224  159,224  167,113  167,113  168,246  168,246
           ----
           ---------------------------------------------------------
           15  164,604  164,604  173,357  173,357  174,258  174,258
           ----
           ---------------------------------------------------------
           16  170,166  170,166  179,835  179,835  180,471  180,471
           ----
           ---------------------------------------------------------
           17  175,916  175,916  186,555  186,555  186,890  186,890
           ----
           ---------------------------------------------------------
           18  181,860  181,860  193,526  193,526  193,523  193,523
           ----
           ---------------------------------------------------------
           19  188,005  188,005  200,757  200,757  200,377  200,377
           ----
           ---------------------------------------------------------
           20  194,358  194,358  208,259  208,259  207,459  207,459
           ----
           ---------------------------------------------------------
           21  200,925  200,925  216,041  216,041  214,776  214,776
           ----
           ---------------------------------------------------------
           22  207,714  207,714  224,113  224,113  222,338  222,338
           ----
           ---------------------------------------------------------
           23  214,733  214,733  232,488  232,488  230,150  230,150
           ----
           ---------------------------------------------------------
           24  221,988  221,988  241,175  241,175  238,223  238,223
           ----
           ---------------------------------------------------------
           25  229,489  229,489  250,187  250,187  246,564  246,564
           ----
           ---------------------------------------------------------
           26  237,244  237,244  259,536  259,536  255,183  255,183
           ----
           ---------------------------------------------------------
           27  245,260  245,260  269,234  269,234  264,089  264,089
           ----
           ---------------------------------------------------------
           28  253,547  253,547  279,294  279,294  273,292  273,292
           ----
           ---------------------------------------------------------
           29  262,114  262,114  289,730  289,730  282,800  282,800
           ----
               -----------------------------------------------------
           30  270,971  270,971  300,557  300,557  292,625  292,625
           ---------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.02%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to annuity anniversary

 In addition, the following charts indicate the days (measured from the Issue
 Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

 0% GROSS RATE OF RETURN


-------------------------------------------------------------------------------------------------------
                               Total Days in          Years from the Issue
                              which Product's          Date in which the       Days within the period
                             Surrender Value is        Surrender Value is      in which the Surrender
Product Name                      highest                   highest               Value is highest
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
L Series                            730                        4                        1460
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               5                     1461-1825
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               6                     1826-2189
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
B Series                           1,095                       6                        2190
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               7                     2191-2555
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               8                     2556-2920
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                     2921-3284
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
X Series                           9,125                      1-4                      1-1459
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                        3285
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                             10-30                   3286-3650
-------------------------------------------------------------------------------------------------------




 6% GROSS RATE OF RETURN


-------------------------------------------------------------------------------------------------------
                               Total Days in          Years from the Issue        Days within the
                              which Product's          Date in which the        period in which the
                             Surrender Value is        Surrender Value is        Surrender Value is
Product Name                      highest                   highest                   highest
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
L Series                            365                        4                        1460
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               5                     1461-1824
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
B Series                           4,868                       7                     2346-2555
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               8                     2556-2919
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                     3178-3284
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               18                    6568-6570
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               19                    6759-6935
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                             20-30                   6944-10950
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
X Series                           5,717                      1-3                      1-1095
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               4                     1096-1459
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               5                        1825
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               6                     1826-2190
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               7                     2191-2345
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               8                        2920
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                     2921-3178
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                             10-18                   3286-6567
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               19                    6571-6758
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               20                    6936-6943
-------------------------------------------------------------------------------------------------------




 Days listed assume 365 days per year and do not account for Leap Years.

 *  Annual Maintenance Fee is waived for account value of $100,000 or more.

 1) For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 2) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.

 3) These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: L Series -2.50% and 3.35%; B Series -2.14% and 3.74%; X Series -2.52% and 3.33%.

              APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS


 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

            Roll-Up Value   ={($67,005 - $3,350) - [($67,005 - $3,350) X $1,650/($45,000 - $3,350)]} X 1.05
                            =($63,655 - $2,522) X 1.05
                            =$64,190
Highest Anniversary Value   =$70,000 - [$70,000 X $5,000/$45,000]
                            =$70,000 - $7,778
                            =$62,222
      Basic Death Benefit   =max [$43,000, $50,000 - ($50,000 X $5,000/$45,000)]
                            =max [$43,000, $44,444]
                            =$44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

            Roll-Up Value   =$81,445 + $15,000 - [($81,445 + 15,000) X $5,000/$70,000]
                            =$81,445 + $15,000 - $6,889
                            =$89,556
Highest Anniversary Value   =$85,000 + $15,000 - [($85,000 + 15,000) X $5,000/$70,000]
                            =$85,000 + $15,000 - $ 7,143
                            =$92,857
      Basic Death Benefit   =max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) X $5,000/$70,000}]
                            =max [$75,000, $60,357]
                            =$75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

  Highest Daily Value   =$90,000 - [$90,000 X $15,000/$75,000]
                        =$90,000 - $18,000
                        =$72,000
  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value   =$80,000 + $15,000 - [($80,000 + $15,000) X $5,000/$70,000]
                      =$80,000 + $15,000 - $6,786
                      =$88,214
Basic Death Benefit   =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

 The Death Benefit therefore is $88,214.

 APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
  . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

  . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

  . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

  .   L - the target value as of the current Valuation Day.

  .   r - the target ratio.

  . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

  . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

  .   V - the total value of all Permitted Sub-accounts in the annuity.

  .   F - the total value of all Benefit Fixed Rate Account allocations.

  . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

  .   T - the amount of a transfer into or out of the Benefit Fixed Rate
      Account.

  . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                        Target Ratio r   =(L - F) / V.



      . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

      . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



T = {Min(V, [L - F - V * C\\t\\]/(1 - C\\t\\))} T(greater than)0, Money moving from the Permitted Sub-accounts to the
                                                Benefit Fixed Rate Account
T = {Min(F, [L - F - V * C\\t\\]/(1 - C\\t\\))} T(less than)0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]



 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:



                          L     =I * Q * a
                                =5000.67 * 1 * 15.34
                                =76,710.28



 Target Ratio:



                       r     =(L - F) / V
                             =(76,710.28 - 0)/92,300.00
                             =83.11%



 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.



    T     ={Min (V, [L - F - V * Ct]/(1 - Ct))}
          ={Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80]/(1 - 0.80))}
          ={Min (92,300.00, 14,351.40)}
          =14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1... 15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2... 14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3... 14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4... 14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5... 13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6... 13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7... 12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8... 12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9... 11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10.. 11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11.. 10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12.. 10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13.. 10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14..  9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15..  9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16..  8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17..  8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18..  8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19..  7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20..  7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21..  6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22..  6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23..  6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24..  5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25..  5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26..  5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27..  4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28..  4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29..  4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30..  4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31..  4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32..  3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33..  3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34..  3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35..  3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36..  3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37..  2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38..  2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39..  2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40..  2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41..  2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

[LOGO]
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
                                   PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                 LANCASTER, PA
                                PERMIT NO. 1793

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2007


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Variable Annuity B Series(SM) ("B Series"), Prudential Premier Variable Annuity L Series(SM) ("L Series") and Prudential Premier Variable Annuity X Series(SM) ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated
May 1, 2007. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

               Company                                        2

               Experts                                        2

               Principal Underwriter                          2

               Payments Made to Promote Sale of Our Products  2

               Allocation of Initial Purchase Payment         3

               Determination of Accumulation Unit Values      4

               Federal Tax Status                             5

               State Specific Variations                      5

               Financial Statements                           6

               Separate Account Financial Information        A1

               Company Financial Information                 B1

        Pruco Life Insurance                 Prudential Annuity
               Company                         Service Center
        213 Washington Street                   P.O. Box 7960
        Newark, NJ 07102-2992                   Philadelphia,
                                             Pennsylvania 19176
                                          Telephone: (888) PRU-2888

Prudential Premier Variable Annuity B Series(SM), Prudential Premier Variable Annuity L Series(SM), and Prudential Premier Variable Annuity X Series(SM) are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life and subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2006 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual variable annuities issued through the separate account, PIMS received commissions of $129,869,109, $111,101,993 and $107,294,776, in 2006, 2005, and 2004, respectively. PIMS retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

.. Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2006) received payment with respect to annuity business during 2006 (or as to which a payment amount was accrued during 2006). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2006, the least amount paid, and greatest amount paid, were $4.30 and $1,041,631.80, respectively.

Advantage Capital Corporation
AIG Financial Advisors, Inc.
Citigroup Global Markets, Inc.
Financial Network Investment Corp.
FSC Securities Corp.
ING Financial Partners
Merrill Lynch
Morgan Stanley
Multi-Financial Securities Corporation
Primevest
Raymond James & Associates
Raymond James Financial Services
Royal Alliance
Sentra Securities Corporation
Sunamerica Securities, Inc.
UBS Financial Services
Wachovia


                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES


The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (formerly named American Skandia Trust) (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.


As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature.

                               PREMIER B SERIES

           Combination 5% roll-up and HAV Death Benefit Only (1.65%)

               Or Highest Daily Value Death Benefit Only (1.65%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth Portfolio)
 5/01/2006* to 12/31/2006            $9.99217    $10.60857         19,994

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006           $9.97075    $10.65444         81,968

 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.95050    $11.07358          6,425

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006           $9.96061    $11.03839         61,226

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006           $9.95088    $10.73335         15,164

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006           $9.98446    $11.02798         16,675

 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006           $9.98441    $10.57410          8,013

 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006           $9.97011    $10.54948        487,697

 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006           $9.97982    $10.60788        461,576

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006           $9.88709    $12.12112         16,960

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006           $9.97952    $10.50591        143,900

 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.94935    $11.02043         31,545

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006           $9.98807    $ 9.45107         19,223

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.98293    $10.45835         16,023

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006           $9.99865    $ 9.95128         15,281

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Portfolio)
 05/01/2006* to 12/31/2006           $9.96731    $10.54184         32,202

 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006           $9.93501    $10.25572         14,290

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006           $9.99865    $10.56935         15,966

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006           $9.95800    $ 9.87049         29,431

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006           $9.99865    $10.58528         31,391

 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006           $9.95998    $11.01653         33,440

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006           $9.99865    $10.48364          3,941

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006           $9.94812    $10.22050         70,736

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006           $9.96019    $11.10805         49,656

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $ 9.93177    $10.38694         11,858

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $ 9.92909    $10.40684         18,461

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $ 9.96504    $10.20654         24,867

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $10.03579    $10.16355         22,815

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.98026    $10.17287         37,130

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $ 9.97924    $10.41890         92,972

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $ 9.99248    $10.46496         19,385

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $ 9.96819    $10.63207         20,537

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.98965    $10.30028         10,514

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $10.14750    $ 9.83031         48,980

 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $ 9.98883    $10.49311        107,572

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $ 9.99865    $10.30802         94,690

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.99865    $10.52917         65,461

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.01032    $10.87171         27,392

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006            $9.97131    $10.30548         64,753

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006            $9.90514    $ 9.91537         17,059

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006            $9.99983    $10.21135         37,836

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006            $9.94018    $10.46916         33,379

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER B SERIES

                   Lifetime Five Income Benefit Only (1.75%)
          Or Highest Daily Lifetime Five Income Benefit Only (1.75%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
AST International Growth Portfolio
  (formerly, AST William Blair
  International Growth Portfolio)
5/01/2006* to 12/31/2006             $9.99209    $10.60171               0

AST Aggressive Asset Allocation
  Portfolio
05/01/2006* to 12/31/2006            $9.97067    $10.64737               0

AST AllianceBernstein Core Value
  Portfolio
05/01/2006* to 12/31/2006            $9.95042    $11.06626               0

AST AllianceBernstein Growth &
  Income Portfolio
05/01/2006* to 12/31/2006            $9.96053    $11.03108               0

AST AllianceBernstein Managed
  Index 500 Portfolio
05/01/2006* to 12/31/2006            $9.95080    $10.72630               0

AST American Century Income &
  Growth Portfolio
05/01/2006* to 12/31/2006            $9.98438    $11.02064               0

AST American Century Strategic
  Allocation Portfolio
  (formerly, AST American Century
  Strategic Balanced Portfolio)
05/01/2006* to 12/31/2006            $9.98433    $10.56714               0

AST Balanced Asset Allocation
  Portfolio
05/01/2006* to 12/31/2006            $9.97003    $10.54251       1,800,950

AST Capital Growth Asset
  Allocation Portfolio
05/01/2006* to 12/31/2006            $9.97974    $10.60086       1,741,226

AST Cohen & Steers Realty
  Portfolio
05/01/2006* to 12/31/2006            $9.88701    $12.11318               0

AST Conservative Asset Allocation
  Portfolio
05/01/2006* to 12/31/2006            $9.97944    $10.49898         660,338

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.94927    $11.01318           0

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006           $9.98799    $ 9.44486           0

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.98285    $10.45147           0

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006           $9.99857    $ 9.94478           0

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Growth Portfolio)
 05/01/2006* to 12/31/2006           $9.96723    $10.53489           0

 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006           $9.93493    $10.24906           0

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006           $9.99857    $10.56250           0

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006           $9.95792    $ 9.86401           0

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006           $9.99857    $10.57842           0

 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006           $9.95990    $11.00919           0

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006           $9.99857    $10.47669           0

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006           $9.94804    $10.21374           0

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006           $9.96011    $11.10079           0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $ 9.93168    $10.38005              0

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $ 9.92901    $10.39990              0

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $ 9.96496    $10.19976              0

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $10.03571    $10.15678              0

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.98017    $10.16612              0

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $ 9.97916    $10.41199        145,637

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $ 9.99240    $10.45801              0

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $ 9.96810    $10.62508         16,581

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.98957    $10.29346              0

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $10.14742    $ 9.82387              0

 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $ 9.98875    $10.48624        491,170

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $ 9.99857    $10.30127        546,256

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.99857    $10.52216        336,742

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.01024    $10.86455              0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006            $9.97123    $10.29870           0

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006            $9.90506    $ 9.90872           0

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006            $9.99975    $10.20465           0

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006            $9.94009    $10.46223           0

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER B SERIES

               Spousal Lifetime Five Income Benefit Only (1.90%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth Portfolio)
 5/01/2006* to 12/31/2006           $ 9.99197    $10.59108           0

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.63747    $11.34830           0

 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.03110    $12.25615           0

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006          $10.65822    $11.79214           0

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006          $10.65212    $11.47106           0

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006          $10.72581    $11.82754           0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006          $10.48067    $11.08163              0

 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.39927    $10.98569        583,389

 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.51837    $11.16214        696,836

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006          $13.14998    $16.09509              0

 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.34964    $10.87782        198,275

 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.55276    $12.77562              0

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006          $11.52092    $10.88374              0

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.25302    $11.76968              0

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006          $12.19699    $12.11939              0

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Portfolio)
 05/01/2006* to 12/31/2006          $10.95216    $11.56456              0

 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006          $11.24704    $11.59121              0

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006          $10.09677    $10.65578              0

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.12778    $11.01205              0

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006          $12.12272    $12.81320              0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.09247    $12.24906              0

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006          $10.22221    $10.70056              0

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.16512    $11.45220              0

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006          $11.45716    $12.75677              0

 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $11.06858    $11.55696              0

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.07117    $11.58488              0

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $12.38451    $12.66399              0

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $11.67846    $11.80784              0

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $10.04974    $10.22695              0

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.20074    $10.63282         33,620

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.97289    $12.51865              0

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.71510    $11.41015              0

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.55493    $ 9.83592              0

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $13.77422    $13.32198              0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $10.14643    $10.64132        118,534

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $10.16637    $10.46392        160,806

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $10.04664    $10.56241        121,250

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.01012    $10.85384              0

 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006           $ 9.97111    $10.28859              0

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.90494    $ 9.89897              0

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006           $ 9.99963    $10.19448              0

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.93997    $10.45186              0

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER L SERIES

           Combination 5% roll-up and HAV Death Benefit Only (2.00%)
               Or Highest Daily Value Death Benefit Only (2.00%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth Portfolio)
 5/01/2006* to 12/31/2006           $ 9.99189    $10.58416         15,051

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.63310    $11.33625        180,371

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.01876    $12.23446          21,928

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006          $10.64625    $11.77136           9,710

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006          $10.64027    $11.45078           3,096

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006          $10.71391    $11.80673          17,847

 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006          $10.46891    $11.06202          21,122

 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.39507    $10.97421       2,964,674

 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.51414    $11.15035       3,020,338

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006          $13.13532    $16.06675          14,159

 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.34548    $10.86648       1,046,570

 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.53987    $12.75305          29,526

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006          $11.50804    $10.86446          18,875

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.24045    $11.74897           6,057

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006          $12.18344    $12.09814           7,642

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Portfolio)
 05/01/2006* to 12/31/2006          $10.93985    $11.54409          16,048

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006          $11.23457    $11.57079          6,888

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006          $10.08544    $10.63693         11,024

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.11533    $10.99262         10,786

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006          $12.10914    $12.79052         46,067

 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.07993    $12.22726         47,535

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006          $10.21082    $10.68176         23,977

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.15276    $11.43214         74,326

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006          $11.44442    $12.73424         16,129

 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $11.05617    $11.53646          6,886

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.05873    $11.56440          3,419

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $12.37076    $12.64173         11,584

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $11.66544    $11.78698         22,317

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $10.03889    $10.20929          4,598

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.19670    $10.62171        193,286

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.95952    $12.49653         27,594

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.70312    $11.38999         21,370

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.54430    $ 9.81863         16,376

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $13.75887    $13.29851         13,035

 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $10.14523    $10.63315        261,327

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $10.16515    $10.45581        171,825

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $10.04545    $10.55436        156,541

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.01004    $10.84662         35,107

 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006           $ 9.97103    $10.28172         64,090

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.90486    $ 9.89252          7,429

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006           $ 9.99955    $10.18783         53,526

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.93989    $10.44494         32,974

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER L SERIES

                   Lifetime Five Income Benefit Only (2.10%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.10%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth Portfolio)
 5/01/2006* to 12/31/2006           $ 9.99181    $10.57717                0

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.62887    $11.32444                0

 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.00641    $12.21281                0

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006          $10.63443    $11.75065                0

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006          $10.62830    $11.43057                0

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006          $10.70202    $11.78602                0

 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006          $10.45722    $11.04245                0

 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.39084    $10.96256        9,081,958

 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.50991    $11.13864       10,685,211

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006          $13.12069    $16.03849                0

 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.34133    $10.85494        2,735,555

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.52704    $12.73070           0

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006          $11.49528    $10.84539           0

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.22786    $11.72822           0

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006          $12.17005    $12.07703           0

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Portfolio)
 05/01/2006* to 12/31/2006          $10.92771    $11.52382           0

 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006          $11.22202    $11.55044           0

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006          $10.07407    $10.61807           0

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.10295    $10.97316           0

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006          $12.09563    $12.76794           0

 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.06758    $12.20570           0

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006          $10.19930    $10.66276           0

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.14037    $11.41196           0

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006          $11.43165    $12.71184           0

 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $11.04383    $11.51619           0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.04648    $11.54398               0

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $12.35708    $12.61948               0

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $11.65255    $11.76632               0

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $10.02751    $10.19107               0

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.19258    $10.61053         536,800

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.94624    $12.47456               0

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.69114    $11.36989          33,714

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.53367    $ 9.80134               0

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $13.74361    $13.27510               0

 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $10.14401    $10.62496       1,362,866

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $10.16392    $10.44781       1,090,138

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $10.04424    $10.54620         689,232

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.00996    $10.83950               0

 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006           $ 9.97094    $10.27495               0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006            $9.90478    $ 9.88597           0

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006            $9.99947    $10.18121           0

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006            $9.93981    $10.43814           0

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER L SERIES

               Spousal Lifetime Five Income Benefit Only (2.25%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth Portfolio)
 5/01/2006* to 12/31/2006           $ 9.99169    $10.56677           0

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.62249    $11.30662           0

 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006          $10.98800    $12.18054           0

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006          $10.61651    $11.71945           0

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006          $10.61055    $11.40033           0

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006          $10.68420    $11.75492           0

 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006          $10.43974    $11.01325           0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.38461    $10.94529       5,532,354

 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.50360    $11.12115       6,561,306

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006          $13.09878    $15.99622               0

 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.33511    $10.83790       1,470,871

 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.50768    $12.69696               0

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006          $11.47605    $10.81666               0

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.20903    $11.69708               0

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006          $12.14965    $12.04505               0

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Portfolio)
 05/01/2006* to 12/31/2006          $10.90941    $11.49327               0

 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006          $11.20329    $11.51996               0

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006          $10.05733    $10.59002               0

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.08434    $10.94421               0

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006          $12.07550    $12.73435               0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.04913    $12.17354              0

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006          $10.18232    $10.63464              0

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.12177    $11.38185              0

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006          $11.41248    $12.67817              0

 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $11.02534    $11.48567              0

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.02794    $11.51347              0

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $12.33643    $12.58620              0

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $11.63310    $11.73524              0

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $10.01081    $10.16415              0

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.18649    $10.59390        497,956

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.92633    $12.44163              0

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.67335    $11.33991         13,042

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.51777    $ 9.77542              0

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $13.72060    $13.23998              0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $10.14215    $10.61267        873,210

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $10.16209    $10.43578        731,245

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $10.04243    $10.53407        617,809

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.00984    $10.82889              0

 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006           $ 9.97082    $10.26474              0

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.90465    $ 9.87625              0

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006           $ 9.99935    $10.17121              0

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.93969    $10.42785              0

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER X SERIES

           Combination 5% roll-up and HAV Death Benefit Only (2.05%)
              Or Highest Daily Value Death Benefit Only (2.05.%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth Portfolio)
 5/01/2006* to 12/31/2006            $9.99185    $10.58063         66,017

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006           $9.97043    $10.62633        298,911

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.95018    $11.04440         19,265

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006           $9.96029    $11.00935         15,614

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006           $9.95056    $10.70509         12,851

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006           $9.98414    $10.99891         21,491

 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006           $9.98409    $10.54623          7,734

 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006           $9.96979    $10.52176        830,438

 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006           $9.97950    $10.57999        831,880

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006           $9.88676    $12.08927         67,305

 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006           $9.97919    $10.47828        398,107

 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.94903    $10.99149         51,954

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006           $9.98775    $ 9.42612          8,246

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006           $9.98261    $10.43084         12,304

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006           $9.99833    $ 9.92504         21,362

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Growth Portfolio)
 05/01/2006* to 12/31/2006           $9.96698    $10.51404         10,192

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006          $ 9.93469    $10.22872         39,668

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006          $ 9.99833    $10.54166         36,262

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.95768    $ 9.84454         20,966

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006          $ 9.99833    $10.55747         33,028

 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $ 9.95966    $10.98746         69,622

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.99833    $10.45604          6,942

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.94780    $10.19358         61,348

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006          $ 9.95987    $11.07884          9,461

 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $ 9.93144    $10.35955          9,672

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $ 9.92877    $10.37935         17,928

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $ 9.96472    $10.17959         14,685

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $10.03547    $10.13676         26,778

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.97993    $10.14601         25,418

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $ 9.97891    $10.39145        113,615

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $ 9.99216    $10.43745         34,916

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $ 9.96786    $10.60407         31,732

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.98933    $10.27317         10,024

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $10.14718    $ 9.80443         78,226

 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $ 9.98851    $10.46548        246,133

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $ 9.99833    $10.28092         96,046

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.99833    $10.50147        131,264

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.01000    $10.84310         53,925

 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006           $ 9.97098    $10.27835         67,301

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.90482    $ 9.88919         17,114

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006           $ 9.99951    $10.18444         73,532

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.93985    $10.44162         31,269

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER X SERIES

                   Lifetime Five Income Benefit Only (2.15%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.15%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth) Portfolio
 5/01/2006* to 12/31/2006           $ 9.99177    $10.57369               0

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.62670    $11.31844               0

 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.00032    $12.20210               0

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006          $10.62847    $11.74026               0

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006          $10.62248    $11.42056               0

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006          $10.69604    $11.77553               0

 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006          $10.45139    $11.03272               0

 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.38880    $10.95680       4,005,886

 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.50780    $11.13289       4,496,419

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006          $13.11328    $16.02423               0

 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.33925    $10.84933       1,407,551

 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.52053    $12.71928               0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006          $11.48889    $10.83586           0

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.22169    $11.71792           0

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006          $12.16315    $12.06616           0

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Portfolio)
 05/01/2006* to 12/31/2006          $10.92161    $11.51373           0

 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006          $11.21585    $11.54033           0

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006          $10.06856    $10.60878           0

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.09667    $10.96352           0

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006          $12.08901    $12.75684           0

 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.06145    $12.19503           0

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006          $10.19371    $10.65342           0

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.13415    $11.40202           0

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006          $11.42528    $12.70063           0

 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $11.03769    $11.50591           0

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.04019    $11.53375           0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $12.35009    $12.60819               0

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $11.64597    $11.75586               0

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $10.02208    $10.18235               0

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.19055    $10.60497         535,175

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.93965    $12.46359               0

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.68518    $11.35981          40,367

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.52835    $ 9.79265               0

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $13.73591    $13.26331               0

 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $10.14338    $10.62093       1,210,894

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $10.16332    $10.44382         814,698

 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $10.04361    $10.54213         662,361

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.00992    $10.83593               0

 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006           $ 9.97090    $10.27161               0

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.90474    $ 9.88267               0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Money Market Portfolio
 5/01/2006* to 12/31/2006            $9.99943    $10.17783           0

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006            $9.93977    $10.43471           0

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                               PREMIER X SERIES

               Spousal Lifetime Five Income Benefit Only (2.30%)



                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST International Growth
   Portfolio
   (formerly, AST William Blair
   International Growth Portfolio)
 5/01/2006* to 12/31/2006           $ 9.99165    $10.56332               0

 AST Aggressive Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.62035    $11.30056               0

 AST AllianceBernstein Core Value
   Portfolio
 05/01/2006* to 12/31/2006          $10.98195    $12.16986               0

 AST AllianceBernstein Growth &
   Income Portfolio
 05/01/2006* to 12/31/2006          $10.61064    $11.70917               0

 AST AllianceBernstein Managed
   Index 500 Portfolio
 05/01/2006* to 12/31/2006          $10.60473    $11.39044               0

 AST American Century Income &
   Growth Portfolio
 05/01/2006* to 12/31/2006          $10.67819    $11.74441               0

 AST American Century Strategic
   Allocation Portfolio
   (formerly, AST American
   Century Strategic Balanced
   Portfolio)
 05/01/2006* to 12/31/2006          $10.43396    $11.00360               0

 AST Balanced Asset Allocation
   Portfolio
 05/01/2006* to 12/31/2006          $10.38254    $10.93964       1,600,148

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST Capital Growth Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.50138    $11.11514       1,819,256

 AST Cohen & Steers Realty
   Portfolio
 05/01/2006* to 12/31/2006          $13.09141    $15.98198               0

 AST Conservative Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.33300    $10.83221         472,641

 AST DeAM Large-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.50126    $12.68570               0

 AST Neuberger Berman Small-Cap
   Growth Portfolio
   (formerly, AST DeAM Small-Cap
   Growth Portfolio)
 05/01/2006* to 12/31/2006          $11.46967    $10.80728               0

 AST DeAM Small-Cap Value
   Portfolio
 05/01/2006* to 12/31/2006          $11.20289    $11.68686               0

 AST Federated Aggressive Growth
   Portfolio
 05/01/2006* to 12/31/2006          $12.14275    $12.03427               0

 AST UBS Dynamic Alpha Portfolio
   (formerly, AST Global
   Allocation Portfolio)
 05/01/2006* to 12/31/2006          $10.90341    $11.48321               0

 AST Goldman Sachs Concentrated
   Growth Portfolio
 05/01/2006* to 12/31/2006          $11.19701    $11.50977               0

 AST High Yield Portfolio
 05/01/2006* to 12/31/2006          $10.05159    $10.58061               0

 AST Goldman Sachs Mid-Cap Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.07819    $10.93456               0

 AST JPMorgan International
   Equity Portfolio
 05/01/2006* to 12/31/2006          $12.06881    $12.72312               0

 AST Large-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.04291    $12.16274               0

 AST Lord Abbett Bond-Debenture
   Portfolio
 05/01/2006* to 12/31/2006          $10.17666    $10.62529               0

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------

 AST Marsico Capital Growth
   Portfolio
 05/01/2006* to 12/31/2006          $11.11556    $11.37187              0

 AST MFS Global Equity Portfolio
 05/01/2006* to 12/31/2006          $11.40619    $12.66709              0

 AST MFS Growth Portfolio
 05/01/2006* to 12/31/2006          $11.01921    $11.47554              0

 AST Mid-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.02184    $11.50338              0

 AST Neuberger Berman Mid-Cap
   Growth Portfolio
 05/01/2006* to 12/31/2006          $12.32946    $12.57489              0

 AST Neuberger Berman Mid-Cap
   Value Portfolio
 05/01/2006* to 12/31/2006          $11.62655    $11.72486              0

 AST PIMCO Limited Maturity Bond
   Portfolio
 05/01/2006* to 12/31/2006          $10.00525    $10.15533              0

 AST Preservation Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.18438    $10.58832        181,115

 AST Small-Cap Value Portfolio
 05/01/2006* to 12/31/2006          $11.91975    $12.43066              0

 AST T. Rowe Price Asset
   Allocation Portfolio
 05/01/2006* to 12/31/2006          $10.66736    $11.32989         21,780

 AST T. Rowe Price Global Bond
   Portfolio
 05/01/2006* to 12/31/2006          $ 9.51240    $ 9.76680              0

 AST T. Rowe Price Natural
   Resources Portfolio
 05/01/2006* to 12/31/2006          $13.71289    $13.22824              0

 AST Advanced Strategies Portfolio
 05/01/2006* to 12/31/2006          $10.14153    $10.60866        424,382

 AST First Trust Capital
   Appreciation Target Portfolio
 05/01/2006* to 12/31/2006          $10.16144    $10.43165        283,763

                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                    ---------    ---------     -------------
 AST First Trust Balanced Target
   Portfolio
 05/01/2006* to 12/31/2006          $10.04179    $10.53003        373,790

 AST International Value Portfolio
   (formerly, AST LSV
   International Value Portfolio)
 5/01/2006* to 12/31/2006           $10.00980    $10.82527              0

 AST PIMCO Total Return Bond
   Portfolio
 5/01/2006* to 12/31/2006           $ 9.97078    $10.26154              0

 AST Small-Cap Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.90461    $ 9.87296              0

 AST Money Market Portfolio
 5/01/2006* to 12/31/2006           $ 9.99931    $10.16774              0

 AST T. Rowe Price Large-Cap
   Growth Portfolio
 5/01/2006* to 12/31/2006           $ 9.93965    $10.42445              0

--------

* As applicable, date that portfolio was first offered in the product and/or this charge combination first appeared.

                              FEDERAL TAX STATUS

Other Tax Rules.

1. Diversification.

The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Annuities meet these diversification requirements.

2. Investor Control.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that each Annuity qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3. Entity Owners.

Where an annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the annuity will not be taxed as an annuity and increases in the value of the annuity over its cost basis will be subject to tax annually.

4. Purchase Payments Made Before August 14, 1982.

If your Annuity was issued in exchange for an annuity containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Annuity. Generally, withdrawals are treated as a recovery of your investment in the Annuity first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

5. Generation-Skipping Transfers.

If you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS

Some of the states in which the Annuities are currently sold (or are expected to be sold) require us to modify the contracts to adhere to certain restrictions or limitations imposed by those states. Please consult your Annuity contract for additional details.

Item 23

                            Financial Statements of
                       Pruco Life Insurance Company and
            of Pruco Life Flexible Premium Variable Annuity Account

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2006 and 2005

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Financial Statements                                                                                       Page No.
--------------------                                                                                       --------
   Report of Independent Registered Public Accounting Firm                                                  F - 2

   Consolidated Financial Statements:

   Consolidated Statements of Financial Position - December 31, 2006 and 2005                               F - 3

   Consolidated Statements of Operations and Comprehensive Income Years ended December 31, 2006, 2005 and
     2004                                                                                                   F - 4

   Consolidated Statements of Stockholder's Equity Years ended December 31, 2006, 2005 and 2004             F - 5

   Consolidated Statements of Cash Flows Years ended December 31, 2006, 2005 and 2004                       F - 6

   Notes to the Consolidated Financial Statements                                                           F - 7

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the accompanying consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2006 and December 31, 2005 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

PricewaterhouseCoopers
LLP (signed)
New York, New York
March 23, 2007

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2006 and December 31, 2005 (in thousands, except share amounts)

                                                                                                 2006        2005
                                                                                              ----------- -----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2006--$4,850,514 ; 2005--
  $6,116,522)................................................................................ $ 4,911,274 $ 6,158,528
Policy loans.................................................................................     915,060     879,156
Short-term investments.......................................................................      97,097     113,144
Commercial loans.............................................................................     508,094     269,161
Other long-term investments..................................................................      80,649      65,505
                                                                                              ----------- -----------
   Total investments.........................................................................   6,512,174   7,485,494
Cash and cash equivalents....................................................................     485,199     158,010
Deferred policy acquisition costs............................................................   1,959,431   1,663,003
Accrued investment income....................................................................      73,589      98,110
Reinsurance recoverables.....................................................................   1,208,724     932,826
Receivables from parent and affiliates.......................................................     107,798      79,188
Deferred sales inducements...................................................................     182,578     139,012
Other assets.................................................................................      21,693      24,498
Separate account assets......................................................................  21,952,272  19,094,129
                                                                                              ----------- -----------
TOTAL ASSETS................................................................................. $32,503,458 $29,674,270
                                                                                              =========== ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances.............................................................. $ 5,483,921 $ 5,793,743
Future policy benefits and other policyholder liabilities....................................   1,765,489   1,446,717
Cash collateral for loaned securities........................................................     134,982     389,794
Securities sold under agreement to repurchase................................................      13,226      36,439
Income taxes payable.........................................................................     453,358     432,161
Short term debt to affiliates................................................................      25,348     105,596
Payables to parent and affiliates............................................................      29,427      22,445
Other liabilities............................................................................     309,913     287,035
Separate account liabilities.................................................................  21,952,272  19,094,129
                                                                                              ----------- -----------
Total liabilities............................................................................ $30,167,936 $27,608,059
                                                                                              ----------- -----------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and
  outstanding)...............................................................................       2,500       2,500
Additional paid-in capital...................................................................     454,527     454,670
Retained earnings............................................................................   1,853,233   1,590,441
Accumulated other comprehensive income.......................................................      25,262      18,600
                                                                                              ----------- -----------
Total stockholder's equity...................................................................   2,335,522   2,066,211
                                                                                              ----------- -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY................................................... $32,503,458 $29,674,270
                                                                                              =========== ===========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2006, 2005 and 2004 (in thousands)

                                                                                        2006       2005        2004
                                                                                      --------  ----------  ----------
REVENUES

Premiums............................................................................. $ 43,516  $   38,029  $   73,059
Policy charges and fee income........................................................  547,693     564,432     611,712
Net investment income................................................................  401,436     404,045     373,552
Realized investment (losses)/gains, net..............................................  (62,749)       (449)      5,011
Asset management fees................................................................   18,338      17,105      15,747
Other income.........................................................................   18,207      12,125      10,514
                                                                                      --------  ----------  ----------
Total revenues.......................................................................  966,441   1,035,287   1,089,595
                                                                                      --------  ----------  ----------

BENEFITS AND EXPENSES

Policyholders' benefits..............................................................  120,049      98,899     234,841
Interest credited to policyholders' account balances.................................  212,288     234,881     250,675
General, administrative and other expenses...........................................  308,850     449,291     458,590
                                                                                      --------  ----------  ----------
Total benefits and expenses..........................................................  641,187     783,071     944,106
                                                                                      --------  ----------  ----------

Income from operations before income taxes and cumulative effect of accounting change  325,254     252,216     145,489
Income taxes:
   Current...........................................................................   89,034     (30,108)     59,682
   Deferred..........................................................................  (26,572)     51,409     (36,804)
                                                                                      --------  ----------  ----------
Total income tax expense.............................................................   62,462      21,301      22,878
                                                                                      --------  ----------  ----------

Income from Operations Before Cumulative Effect of Accounting Change.................  262,792     230,915     122,611

Cumulative effect of accounting change, net of taxes.................................       --          --      (9,150)
                                                                                      --------  ----------  ----------
NET INCOME...........................................................................  262,792     230,915     113,461
                                                                                      --------  ----------  ----------
Change in net unrealized investment gains/(loss), net of taxes.......................    6,662     (55,927)    (41,944)
Cumulative effect of accounting change, net of taxes.................................       --          --       4,030
                                                                                      --------  ----------  ----------
Accumulated other comprehensive income gain/(loss), net of taxes.....................    6,662     (55,927)    (37,914)
                                                                                      --------  ----------  ----------
COMPREHENSIVE INCOME.................................................................  269,454  $  174,988  $   75,547
                                                                                      ========  ==========  ==========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder's Equity
Periods Ended December 31, 2006, 2005 and 2004 (in thousands)

                                                                     Accumulated Other Comprehensive Income
                                                                                     (Loss)
                                                                     -------------------------------------
                                                                                                  Total
                                                                       Foreign       Net       Accumulated
                                  Additional                          Currency    Unrealized      Other         Total
                           Common  Paid-in-    Deferred    Retained  Translation  Investment  Comprehensive Stockholder's
                           Stock   Capital   Compensation  Earnings  Adjustments Gains (Loss) Income (Loss)    Equity
                           ------ ---------- ------------ ---------- ----------- ------------ ------------- -------------
Balance, January 1,
  2004.................... $2,500  $459,654    $  (850)   $1,246,065    $ --       $107,687     $107,687     $1,815,056

Net income................     --        --         --       113,461      --             --           --        113,461
Stock-based compensation
  programs................     --       477       (323)           --      --             --           --            154
Purchase of fixed
  maturities from an
  affiliate, net of taxes.     --    (4,754)        --            --      --          4,754        4,754             --
Cumulative effect of
  accounting change, net
  of taxes................     --        --         --            --      --          4,030        4,030          4,030
Change in net unrealized
  investment gains
  (losses), net of taxes..     --        --         --            --      --        (41,944)     (41,944)       (41,944)
                           ------  --------    -------    ----------    ----       --------     --------     ----------
Balance, December 31,
  2004....................  2,500   455,377     (1,173)    1,359,526      --         74,527       74,527      1,890,757

Net income................     --        --         --       230,915      --             --           --        230,915
Stock-based compensation
  programs................     --      (941)     1,173            --      --             --           --            232
Contributed Capital.......     --       234         --            --      --             --           --            234
Change in net unrealized
  investment gains
  (losses), net of taxes..     --        --         --            --      --        (55,927)     (55,927)       (55,927)
                           ------  --------    -------    ----------    ----       --------     --------     ----------
Balance, December 31,
  2005....................  2,500   454,670         --     1,590,441      --         18,600       18,600      2,066,211

Net income................     --        --         --       262,792      --             --           --        262,792
Stock-based compensation
  programs................     --        (1)        --            --      --             --           --             (1)
Contributed Capital.......     --      (142)        --            --      --             --           --           (142)
Change in foreign currency
  translation adjustments,
  net of taxes............     --        --         --            --     167             --          167            167
Change in net unrealized
  investment gains
  (losses), net of taxes..     --        --         --            --      --          6,495        6,495          6,495
                           ------  --------    -------    ----------    ----       --------     --------     ----------
Balance, December 31,
  2006.................... $2,500  $454,527    $    --    $1,853,233    $167       $ 25,095     $ 25,262     $2,335,522
                           ======  ========    =======    ==========    ====       ========     ========     ==========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Year Ended December 31, 2006, 2005 and 2004 (in thousands)

                                                                                            2006         2005         2004
                                                                                        -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income............................................................................. $   262,792  $   230,915  $   113,461
Adjustments to reconcile net income to net cash from (used in) operating activities:
   Policy charges and fee income.......................................................    (108,399)    (125,379)    (109,931)
   Interest credited to policyholders' account balances................................     212,288      234,881      250,675
   Realized investment losses (gains), net.............................................      62,749          449       (5,011)
   Amortization and other non-cash items...............................................     116,258       33,063      (52,253)
   Cumulative effect of accounting change, net of taxes................................          --           --        9,150
   Change in:..........................................................................
       Future policy benefits and other insurance liabilities..........................     318,680      206,067      219,305
       Reinsurance recoverables........................................................    (275,898)    (167,781)    (247,635)
       Accrued investment income.......................................................      24,521        3,322        1,638
       Receivables from Parent and affiliates..........................................      26,720      (28,849)       2,799
       Payables to Parent and affiliates...............................................       6,981       18,706        3,034
       Deferred policy acquisition costs...............................................    (306,973)    (130,540)     (34,829)
       Income taxes payable............................................................      16,744       27,720      123,407
       Deferred sales inducements......................................................     (43,566)     (28,552)     (28,364)
       Other, net......................................................................      19,766       36,805       13,803
                                                                                        -----------  -----------  -----------
Cash Flows From Operating Activities...................................................     332,663      310,827      259,249
                                                                                        -----------  -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:......................................
       Fixed maturities available for sale.............................................   5,159,582    4,625,000    2,273,952
       Policy loans....................................................................      99,553       98,656      107,906
       Commercial loans................................................................      52,131        1,805          249
   Payments for the purchase of:.......................................................
       Fixed maturities available for sale.............................................  (4,060,433)  (4,842,469)  (2,106,719)
       Policy loans....................................................................     (96,587)     (83,116)     (78,515)
       Commercial loans................................................................    (292,232)    (270,950)      (2,286)
   Notes receivables from parent and affiliates, net...................................     (54,853)          --           --
   Other long-term investments, net....................................................     (17,368)      (5,116)      38,800
   Short-term investments, net.........................................................      16,691      (12,953)      63,476
                                                                                        -----------  -----------  -----------
Cash Flows From (Used In) Investing Activities.........................................     806,484     (489,143)     296,863
                                                                                        -----------  -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account deposits.....................................................   2,716,760    2,233,293    2,107,194
   Policyholders' account withdrawals..................................................  (3,128,127)  (2,768,247)  (2,095,228)
   Net change in securities sold under agreement to repurchase and cash collateral for
     loaned securities.................................................................    (278,026)     (29,739)     (72,701)
   Paid in capital transaction associated with the purchase of.........................
   fixed maturities from an affiliate..................................................          --           --       (4,754)
   Contributed capital.................................................................          --          234           --
   Net change in financing arrangements (maturities 90 days or.........................
   less)...............................................................................    (122,565)     157,252         (654)
                                                                                        -----------  -----------  -----------
Cash Flows (Used In) Financing Activities..............................................    (811,958)    (407,207)     (66,143)
                                                                                        -----------  -----------  -----------
   Net increase (decrease) in cash and cash equivalents................................     327,189     (585,523)     489,969
   Cash and cash equivalents, beginning of year........................................     158,010      743,533      253,564
                                                                                        -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD............................................... $   485,199  $   158,010  $   743,533
                                                                                        ===========  ===========  ===========

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid (received)........................................................ $    45,715  $    (6,418) $  (103,090)
                                                                                        -----------  -----------  -----------
   Interest paid (received)............................................................ $     2,788  $     4,018  $        85
                                                                                        -----------  -----------  -----------

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS


Pruco Life Insurance Company, or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, "GIC," called Prudential Credit Enhanced GIC or, "PACE," in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in (Note 13 to the Consolidated Financial Statements).

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note 13 to the Consolidated Financial Statements). All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in (Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Commercial loans are carried at unpaid principal balances, net of an allowance for losses. The allowance for losses includes a portfolio reserve for probable incurred but not specifically identified losses. This reserve considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in "Realized investment gains (losses), net." Interest income and prepayment fees are included in "Net investment income."

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. "Realized investment gains (losses), net." also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalent.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs ("DAC").

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company expects to adopt Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on
January 1, 2007. See "New Accounting Pronouncements."

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2006 and 2005, deferred sales inducement costs were $183 million and $139 million, respectively.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date and is an estimate of the amount of loss will ultimately incur on reported claims. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims net of reinsurance, are based in part on our historical experience, and are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference, net of reinsurance will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to "Policyholders' account balances", and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

The Company receives asset management fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," in the Consolidated Statement of Financial Position except for embedded derivatives, which are recorded in the Consolidated Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2006, 2005 and 2004 derivatives qualifying for hedge accounting were not material.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," including an amendment of FASB Statement No. 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in this SAB express the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company's consolidated financial position and results of operations.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FIN No. 48 on January 1, 2007. The Company's adoption of this guidance will not have a material effect on the Company's consolidated financial position and results of operations.

On February 16, 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The new requirement to identify embedded derivatives in beneficial interest will be applied on a prospective basis only to beneficial interest acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company plans to adopt this guidance effective January 1, 2007. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In November 2005, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company's adoption of this guidance will not have a material effect on the Company's consolidated financial position and results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Accumulated other comprehensive income, net of taxes" of $4 million, net of $3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $400 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in "separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change its accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS


Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                                    2006
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  Unrealized Unrealized
                                                                                   Cost       Gains      Losses   Fair Value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies................................................................... $   32,117  $   380    $    92   $   32,405
   States, municipalities and political subdivisions............................    105,339    3,252        147      108,444
   Foreign government bonds.....................................................     41,428    5,437         59       46,806
   Mortgage-backed securities...................................................    553,529    8,281        930      560,880
   Asset-Backed Securities......................................................  1,096,556    3,959      4,841    1,095,674
   Public utilities.............................................................    435,076   13,246      2,492      445,830
   All other corporate bonds....................................................  2,586,469   51,360     16,594    2,621,235
                                                                                 ----------  -------    -------   ----------
Total fixed maturities, available for sale...................................... $4,850,514  $85,915    $25,155   $4,911,274
                                                                                 ==========  =======    =======   ==========

                                                                                                    2005
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  Unrealized Unrealized
                                                                                   Cost       Gains      Losses   Fair Value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. government corporations and
     agencies................................................................... $   95,239  $    295   $   133   $   95,401
   States, municipalities and political subdivisions............................    108,908     5,233       139      114,002
   Foreign government bonds.....................................................     62,491     5,290        12       67,769
   Mortgage-backed securities...................................................    550,823       283     9,258      541,848
   Asset-Backed Securities......................................................    777,236     4,139     6,403      774,972
   Public utilities.............................................................    709,479    17,906     5,744      721,641
   All other corporate bonds....................................................  3,812,346    69,899    39,350    3,842,895
                                                                                 ----------  --------   -------   ----------
Total fixed maturities, available for sale...................................... $6,116,522  $103,045   $61,039   $6,158,528
                                                                                 ==========  ========   =======   ==========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2006 is shown below:

                                                  Available for sale
                                                 ---------------------
                                                 Amortized    Fair
                                                   Cost       Value
                                                 ---------- ----------
                                                    (in thousands)
          Due in one year or less............... $  347,508 $  347,765
          Due after one year through five years.  1,815,797  1,839,840
          Due after five years through ten years  1,271,237  1,281,623
          Due after ten years...................    862,443    881,165
          Mortgage-backed securities............    553,529    560,881
                                                 ---------- ----------
          Total................................. $4,850,514 $4,911,274
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2006, 2005, and 2004, were $4,378 million, $3,553 million, and $1,500 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2006, 2005, and 2004, were $781 million, $1,080 million, and $794 million, respectively. Gross gains of $16 million, $26 million, and $27 million and gross losses of $74 million, $26 million, and $17 million were realized on those sales during 2006, 2005, and 2004, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1.0 million for each of the years, ended December 31, 2006, 2005 and 2004, respectively.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                      2006     2005
                                                    -------  -------
                                                     (in thousands)
          Joint ventures and limited partnerships.. $15,201  $ 4,390
          Company's investment in Separate accounts  38,738   33,710
          Derivatives..............................  (2,973)  (3,876)
          Equity securities........................  29,683   31,281
                                                    -------  -------
          Total other long- term investments....... $80,649  $65,505
                                                    =======  =======

The Company's share of net income (loss) from the joint ventures was $0.4 million, $(0.7) million, and $1.0 million for each of the years ended December 31, 2006, 2005, and 2004, respectively, and is reported in "Net investment income."

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                 2006      2005      2004
                                               --------  --------  --------
                                                      (in thousands)
   Fixed maturities, available for sale....... $322,832  $354,943  $327,899
   Policy loans...............................   48,493    47,368    46,935
   Commercial loans...........................   22,662     6,367        19
   Short-term investments and cash equivalents   25,564    15,898     7,685
   Other......................................    7,258     6,391     3,962
                                               --------  --------  --------
   Gross investment income....................  426,809   430,967   386,500
      Less: investment expenses...............  (25,373)  (26,922)  (12,948)
                                               --------  --------  --------
   Net investment income...................... $401,436  $404,045  $373,552
                                               ========  ========  ========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)


Realized investment (losses)/ gains, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                2006      2005     2004
                                              --------  -------  -------
                                                    (in thousands)
      Fixed maturities, available for sale... $(59,482) $(1,722) $ 9,034
      Derivatives............................   (2,437)   3,385   (5,801)
      Other..................................     (830)  (2,112)   1,778
                                              --------  -------  -------
      Realized investment gains (losses), net $(62,749) $  (449) $ 5,011
                                              ========  =======  =======

Commercial Loans

The Company's commercial loans are comprised as follows as at December 31:

                                              2006                  2005
                                      --------------------  --------------------
                                          Amount     % of       Amount     % of
                                      (in thousands) Total  (in thousands) Total
                                      -------------- -----  -------------- -----
Collateralized loans by property type
Industrial buildings.................    $124,464     24.3%    $ 90,571     33.4%
Retail stores........................     107,401     21.1%      47,968     17.7%
Apartment complexes..................      86,844     17.0%      70,701     26.0%
Office buildings.....................      78,463     15.3%      20,675      7.6%
Agricultural properties..............      43,122      8.4%      37,287     13.7%
Other................................      71,238     13.9%       4,229      1.6%
                                         --------    -----     --------    -----
Total collateralized loans...........     511,532    100.0%     271,431    100.0%
                                                     =====                 =====
Valuation allowance..................      (3,438)               (2,270)
                                         --------              --------
Total net collateralized loans.......     508,094               269,161
                                         --------              --------
Total commercial loans...............    $508,094              $269,161
                                         ========              ========

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (14%) at December 31, 2006.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                     2006   2005  2004
                                                    ------ ------ ----
                                                      (in thousands)
         Allowance for losses, beginning of year... $2,270 $   -- $--
         Addition (release) of allowance for losses  1,168  2,270  --
         Charge-offs, net of recoveries............     --     --  --
         Change in foreign exchange................     --     --  --
                                                    ------ ------ ---
         Allowance for losses, end of year......... $3,438 $2,270 $--
                                                    ====== ====== ===

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss), net of tax." Changes in these amounts include reclassification adjustments to exclude from "Accumulated other comprehensive income (loss), net of tax" those items that are included as part of "Net income" for a period that also had been part of "Accumulated other comprehensive income (loss), net of tax" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

                                                                                                               Accumulated
                                                                                                                  Other
                                                                                                              Comprehensive
                                                                                                              Income (Loss)
                                                                        Deferred                   Deferred   Related to Net
                                                        Net Unrealized   Policy    Policyholders' Income Tax    Unrealized
                                                        Gains (Losses) Acquisition    Account     (Liability)   Investment
                                                        on Investments    Costs       Balances      Benefit   Gains (Losses)
                                                        -------------- ----------- -------------- ----------- --------------
                                                                                   (in thousands)
Balance, January 1, 2004...............................     271,789      (121,365)      17,758      (60,495)      107,687

Net investment gains (losses) on investments arising
  during the period....................................     (72,565)           --           --       26,651       (45,914)
Purchase of fixed maturities from an affiliate (see
  Note 13).............................................       7,314            --           --       (2,560)        4,754
Cumulative effect of change in accounting
  principle............................................      27,505       (21,208)          --       (2,267)        4,030
Reclassification adjustment for gains (losses) included
  in net income........................................      (8,888)           --           --        3,111        (5,777)
Impact of net unrealized investment gains (losses) on
  deferred policy acquisition costs....................          --        11,592           --       (4,057)        7,535
Impact of net unrealized investment gains (losses) on
  policyholders' account balances......................          --            --        3,130         (918)        2,212
                                                          ---------     ---------     --------     --------     ---------
Balance, December 31, 2004.............................     225,155      (130,981)      20,888      (40,535)       74,527

Net investment gains (losses) on investments arising
  during the period....................................    (179,640)           --           --       62,491      (117,149)
Reclassification adjustment for gains (losses) included
  in net income........................................       1,534            --           --         (537)          997
Impact of net unrealized investment gains (losses) on
  deferred policy acquisition costs....................          --       103,437           --      (36,203)       67,234
Impact of net unrealized investment gains (losses) on
  policyholders' account balances......................          --            --      (10,783)       3,774        (7,009)
                                                          ---------     ---------     --------     --------     ---------
Balance, December 31, 2005.............................      47,049       (27,544)      10,105      (11,010)       18,600

Net investment gains (losses) on investments arising
  during the period....................................      76,107            --           --      (27,198)       48,909
Reclassification adjustment for gains (losses) included
  in net income........................................     (59,142)           --           --       20,700       (38,442)
Impact of net unrealized investment gains (losses) on
  deferred policy acquisition costs....................          --       (10,546)          --        3,691        (6,855)
Impact of net unrealized investment gains (losses) on
  policyholders' account balances......................          --            --        4,435       (1,552)        2,883
                                                          ---------     ---------     --------     --------     ---------
Balance, December 31, 2006.............................   $  64,014     $ (38,090)    $ 14,540     $(15,369)    $  25,095
                                                          =========     =========     ========     ========     =========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)


The table below presents net unrealized gains on investments by asset class at December 31,

                                               2006    2005     2004
                                              ------- ------- --------
                                                   (in thousands)
         Fixed maturities, available for sale $60,760 $42,007 $221,599
         Other long-term investments.........   3,254   5,042    3,556
                                              ------- ------- --------
         Unrealized gains on investments..... $64,014 $47,049 $225,155
                                              ======= ======= ========

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 and 2005 respectively:

                                                   Less than twelve       Twelve months
                                                        months               or more               Total
                                                 --------------------- ------------------- ---------------------
                                                   Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
                                                   Value      Losses    Value     Losses     Value      Losses
                                                 ---------- ---------- -------- ---------- ---------- ----------
                                                                         (in thousands)
Fixed maturities, available for sale: 2006

U.S. Treasury securities and obligations of U.S.
  government corporations and agencies           $   10,782  $    41   $  9,995  $   198   $   20,777  $   239
Foreign government bonds........................      5,695       15      2,663       45        8,358       60
Corporate securities............................    753,102    4,500    691,629   19,427    1,444,731   23,927
Mortgage-backed securities......................     25,626       68     37,363      861       62,989      929
                                                 ----------  -------   --------  -------   ----------  -------
Total........................................... $  795,205  $ 4,624   $741,650  $20,531   $1,536,855  $25,155
                                                 ==========  =======   ========  =======   ==========  =======
Fixed maturities, available for sale: 2005

U.S. Treasury securities and obligations of U.S.
  government corporations and agencies           $   69,355  $   148   $  3,882  $   124   $   73,237  $   272
Foreign government bonds........................        786        7        174        5          960       12
Corporate securities............................  2,272,623   41,195    331,991   10,302    2,604,614   51,497
Mortgage-backed securities......................    494,304    8,650     22,912      608      517,216    9,258
                                                 ----------  -------   --------  -------   ----------  -------
Total........................................... $2,837,068  $50,000   $358,959  $11,039   $3,196,027  $61,039
                                                 ==========  =======   ========  =======   ==========  =======

As of December 31, 2006, gross unrealized losses on fixed maturities totaled $25 million comprising 325 issuers. Of this amount, there was $4.6 million in the less than twelve months category comprising 149 issuers and $20.5 million in the greater than twelve months category comprising 176 issuers. There were 3 individual issuers with gross unrealized losses greater than $1 million. The gross unrealized losses of less than twelve months are comprised of $0.4 million of investment grade securities. Approximately $8 million of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006.

As of December 31, 2005, gross unrealized losses on fixed maturities totaled $61 million comprising 557 issuers. Of this amount, there was $50 million in the less than twelve months category comprising 444 issuers and $11 million in the greater than twelve months category comprising 113 issuers. There were 5 individual issuers with gross unrealized losses greater than $1.1 million. $48 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. Approximately half of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

(see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2006 and 2005, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $142 million and $393 million, respectively.

Fixed maturities of $4 million at December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                           2006        2005        2004
                                                        ----------  ----------  ----------
                                                                  (in thousands)
Balance, beginning of year............................. $1,663,003  $1,429,027  $1,380,710
Capitalization of commissions, sales and issue expenses    383,410     340,260     221,237
Amortization...........................................    (76,436)   (209,721)   (186,408)
Change in unrealized investment gains..................    (10,546)    103,437      11,592
Impact of adoption of SOP 03-1.........................         --          --       1,896
                                                        ----------  ----------  ----------
Balance, end of year................................... $1,959,431  $1,663,003  $1,429,027
                                                        ==========  ==========  ==========

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 to the Consolidated Financial Statements below. Ceded capitalization in the above table amounted to $85 million, $69 million and $151 million in 2006, 2005 and 2004 respectively. Amortization amounted to $16 million, $17 million and $10 million in 2006, 2005 and 2004 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS' LIABILITIES


Future policy benefits at December 31, are as follows:

                                                       2006       2005
                                                    ---------- ----------
                                                       (in thousands)
       Life insurance - domestic................... $1,060,657 $  825,341
       Life insurance - Taiwan.....................    592,649    519,189
       Individual and group annuities..............     48,625     47,103
       Policy claims and other contract liabilities     63,558     55,084
                                                    ---------- ----------
       Total future policy benefits................ $1,765,489 $1,446,717
                                                    ========== ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual and group annuities reserves range from 3.09% to 14.75%, with approximately 26.03% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 5.18% to 6.20%.

Policyholders' account balances at December 31, are as follows:

                                                                    2006       2005
                                                                 ---------- ----------
                                                                    (in thousands)
Interest-sensitive life contracts............................... $3,021,582 $2,720,876
Individual annuities............................................  1,650,069  2,080,547
Guaranteed investment contracts and guaranteed interest accounts    568,028    740,003
Dividend accumulations and other................................    244,242    252,317
                                                                 ---------- ----------
Total policyholders' account balances........................... $5,483,921 $5,793,743
                                                                 ========== ==========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.05% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.00% to 12.00%, with less than 1.00% of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed investment contracts and guaranteed interest accounts range from 3.00% to 6.30%. Interest crediting rates range from 1.50% to 5.00% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC, UPARC and other companies, in order to provide risk diversification, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

the Company is considered to be remote.

Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance Ltd. (Pruco Re) providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, Universal Prudential Arizona Reinsurance Captive (UPARC). UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectable policy charges and fees associated with the no lapse provision of these policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                     2006        2005        2004
                                                  ----------  ----------  ---------
                                                            (in thousands)
Direct premiums and policy charges and fee income $1,279,125  $1,159,167  $ 992,637
Reinsurance ceded................................   (687,916)   (556,706)  (307,866)
                                                  ----------  ----------  ---------
Premiums and policy charges and fee income.......    591,209     602,461  $ 684,771
                                                  ----------  ----------  ---------
Policyholders' benefits ceded.................... $  362,945  $  294,674  $ 129,125
                                                  ----------  ----------  ---------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                    2006       2005
                                                 ----------  --------
                                                    (in thousands)
          Domestic life insurance - affiliated.. $  616,707  $416,073
          Domestic life insurance - unaffiliated       (632)   (2,436)
          Taiwan life insurance - affiliated....    592,649   519,189
                                                 ----------  --------
                                                 $1,208,724  $932,826
                                                 ==========  ========

Substantially all reinsurance contracts are with affiliates as of December 31, 2006 and 2005. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                           2006           2005           2004
                                      -------------  -------------- -------------
                                                     (in thousands)
Life insurance face amount in force.. $ 307,804,610  $ 253,768,618  $ 204,016,616
Ceded................................  (271,758,791)  (221,900,847)  (179,108,664)
                                      -------------  -------------  -------------
Net amount of life insurance in force $  36,045,819  $  31,867,771  $  24,907,952
                                      =============  =============  =============

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES


The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                           2006      2005      2004
                                         --------  --------  --------
                                                (in thousands)
         Current tax (benefit) expense:
            U.S......................... $ 89,030  $(30,108) $ 61,801
            State and local.............       --        --    (2,119)
            Foreign.....................        4        --        --
                                         --------  --------  --------
         Total..........................   89,034   (30,108)   59,682
                                         --------  --------  --------

         Deferred tax expense (benefit):
            U.S.........................  (26,572)   51,409   (31,944)
            State and local.............       --        --    (4,860)
                                         --------  --------  --------
         Total..........................  (26,572)   51,409   (36,804)
                                         --------  --------  --------
            Total income tax expense.... $ 62,462  $ 21,301  $ 22,878
                                         ========  ========  ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                     2006      2005      2004
                                                   --------  --------  --------
                                                          (in thousands)
Expected federal income tax expense............... $113,839  $ 88,276  $ 50,921
IRS settlement for examination period 1997 to 2001       --   (32,656)       --
State and local income taxes......................       --        --    (4,537)
Tax credits.......................................   (7,770)       --        --
Non taxable investment income.....................  (47,030)  (29,691)  (21,736)
Other.............................................    3,423    (4,628)   (1,770)
                                                   --------  --------  --------
Total income tax expense.......................... $ 62,462  $ 21,301  $ 22,878
                                                   ========  ========  ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2006     2005
                                                   -------- --------
                                                    (in thousands)
            Deferred tax assets
               Insurance reserves................. $119,145 $ 28,029
               Investments........................   15,411    9,709
               Other..............................   18,775    4,291
                                                   -------- --------
               Deferred tax assets................  153,331   42,029
                                                   -------- --------

            Deferred tax liabilities
               Deferred acquisition costs.........  518,262  428,692
               Net unrealized gains on securities.   19,589   13,076
               Other..............................   22,261   29,163
                                                   -------- --------
               Deferred tax liabilities...........  560,112  470,931
                                                   -------- --------
            Net deferred tax liability............ $406,781 $428,902
                                                   ======== ========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

The amount of income taxes paid by the Company is subject to ongoing audits in various jurisdictions. We reserve for our best estimate of potential payments/settlements to be made to the Internal Revenue Service (the "Service") and other taxing jurisdictions for audits ongoing or not yet commenced. In 2006, the Service completed all fieldwork with regards to its examination of the Company's federal income tax returns for tax years 2002-2003. The Company anticipates the final report being submitted to the Joint Committee on Taxation for their review during the first quarter of 2007. The statute of limitations for the 2002-2003 tax years expires in 2008. In addition, in January 2007 the Service began an examination of tax years 2004 through 2006.

The Company's liability for income taxes includes management's best estimate of potential payments and settlements for audit periods still subject to review by the Service or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period.

On January 26, 2006, the Internal Revenue Service ("IRS") officially closed the audit of the consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company's statement of operations for the year ended December 31, 2005 includes an income tax benefit of $33 million, reflecting a reduction in the Company's liability for income taxes.

For tax year 2007, the Company has chosen to participate in the Service's new Compliance Assurance Program (the "CAP"). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management's expectation this new program will significantly shorten the time period between when the Company files its federal income tax return and the Service completes its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2006 and 2005 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2006 and 2005 the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                            December 31, 2006                        December 31, 2005
                                                 ---------------------------------------- ----------------------------------------
                                                                       At Annuitization /                       At Annuitization /
                                                 In the Event of Death  Accumulation (1)  In the Event of Death  Accumulation (1)
                                                 --------------------- ------------------ --------------------- ------------------
                                                             ( in thousands)                          ( in thousands)
Variable Annuity Contracts

Return of net deposits
Account value...................................      $ 3,646,205                 N/A          $ 2,707,932                 N/A
Net amount at risk..............................      $     1,834                 N/A          $     3,758                 N/A
   Average attained age of contractholders......         62 years                 N/A             62 years                 N/A

Minimum return or contract value
Account value...................................      $10,995,201         $ 4,980,649          $10,232,599         $ 3,247,771
Net amount at risk..............................      $   854,303         $     1,029          $ 1,189,296         $     1,013
   Average attained age of contractholders......         65 years            60 years             64 years            59 years
Average period remaining until earliest
  expected annuitization........................              N/A          5.00 years                  N/A          5.94 years

(1)Includes income and withdrawal benefits as described herein

                                                   Unadjusted Value      Adjusted Value     Unadjusted Value      Adjusted Value
Market value adjusted annuities                  --------------------- ------------------ --------------------- ------------------
Account value...................................      $   251,407         $   254,561          $   294,401         $   299,387

                                                   December 31, 2006   December 31, 2005
                                                 --------------------- ------------------
                                                          In the Event of Death
                                                 ----------------------------------------
                                                              (in thousands)
Variable Life, Variable Universal Life and
  Universal Life Contracts

No Lapse Guarantees
Separate account value..........................      $ 2,070,319         $ 1,869,123
General account value...........................      $   781,701         $   593,514
Net amount at risk..............................      $41,159,955         $39,173,240
Average attained age of contractholders.........         47 years            45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                   December 31, 2006   December 31, 2005
                                                 --------------------- ------------------
                                                              (in thousands)
Equity funds....................................      $ 9,601,656         $ 9,464,782
Bond funds......................................          621,970             671,143
Balanced funds..................................        2,303,074             334,223
Money market funds..............................          289,776             228,471
Specialty funds.................................           83,967              44,265
                                                      -----------         -----------
   Total........................................      $12,900,443         $10,742,884
                                                      ===========         ===========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


In addition to the above mentioned amounts invested in separate account investment options, $1.741 billion and $2.197 billion of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2006 and 2005 respectively.

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts prior to reinsurance. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") and guaranteed minimum income withdrawal benefit ("GMIWB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum withdrawal benefits ("GMWB"), and guaranteed minimum income and withdrawals benefits ("GMIWB"), features are considered to be derivatives under SFAS
No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net."

                                           GMDB     GMIB    GMIWB    Total
                                         --------  ------- ------  --------
                                                   (in thousands)
   Balance as of January 1, 2004........ $ 42,194    2,211     --  $ 44,405
      Incurred guarantee benefits/ (1)/.   24,700    5,214     --    29,914
      Paid guarantee benefits...........  (23,057)      --     --   (23,057)
                                         --------  ------- ------  --------
   Balance as of December 31, 2004...... $ 43,837  $ 7,425     --  $ 51,262
      Incurred guarantee benefits /(1)/.   25,021    4,941 (1,370)   28,592
      Paid guarantee benefits...........  (16,663)      --     --   (16,663)
                                         --------  ------- ------  --------
   Balance as of December 31, 2005...... $ 52,195  $12,366 (1,370) $ 63,191
      Incurred guarantee benefits /(1)/.   32,632    5,370 (6,966)   31,036
      Paid guarantee benefits...........  (15,779)      --     --   (15,779)
                                         --------  ------- ------  --------
   Balance as of December 31, 2006...... $ 69,048  $17,736 (8,336) $ 78,448
                                         ========  ======= ======  ========

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability was determined by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 1,000 scenarios were stochastically generated and selected.

The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time--a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contractholder may elect to step-up the GMIWB Protected Withdrawal Value if, due to

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value. The Company reinsurers 100% of its liability associated with GMIWB with affiliates.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                         2006      2005      2004
                                       --------  --------  --------
                                              (in thousands)
            Balance, beginning of year $139,012  $110,460  $ 79,143
            Capitalization............   57,302    43,349    43,286
            Amortization..............  (13,736)  (14,797)  (11,969)
                                       --------  --------  --------
            Balance, end of year...... $182,578  $139,012  $110,460
                                       ========  ========  ========

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $499 million, $2 million, and ($4) million for the years ended December 31, 2006, 2005, and 2004, respectively. Statutory surplus of the Company amounted to $1,020 million and $540 million at December 31, 2006 and 2005, respectively. The Company had statutory losses in 2003 primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, and in October 2006 obtained reinsurance on the portion of Universal life business containing no lapse guarantees, also from an affiliate. These reinsurance agreements mitigate surplus strain and are discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would be permitted a dividend distribution of up to $102 million without prior approval in 2007. There have been no dividend payments to the parent in 2006 or 2005.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company's commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within "Policyholders' account balances."

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                        2006                    2005
                                               ----------------------- -----------------------
                                                Carrying                Carrying
                                                 Value     Fair Value    Value     Fair Value
                                               ----------- ----------- ----------- -----------
                                                               (in thousands)
Financial assets:

Fixed maturities, available for sale.......... $ 4,911,274 $ 4,911,274 $ 6,158,528 $ 6,158,528
Policy loans..................................     915,060     973,206     879,156     962,729
Short-term investments........................      97,097      97,097     113,144     113,144
Commercial Loans..............................     508,094     508,094     269,161     269,161
Cash and cash equivalents.....................     485,199     485,199     158,010     158,010
Separate account assets.......................  21,952,272  21,952,272  19,094,129  19,094,129

Financial liabilities:

Investment contracts..........................   2,533,498   2,531,967   3,073,540   3,073,409
Cash collateral for loaned securities.........     134,982     134,982     389,794     389,794
Securities sold under agreements to repurchase      13,226      13,226      36,439      36,439
Short Term Debt to affiliates.................      25,348      25,348     105,596     105,596
Separate account liabilities.................. $21,952,272 $21,952,272 $19,094,129 $19,094,129

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS


Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using pricing models. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted in the same manner as an embedded derivative.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)


Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has reduced exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company enters into over-the-counter derivative transactions with creditworthy counterparties pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty. Substantially all of the Company's over-the-counter derivative contracts are transacted with an affiliate.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $87 million of commercial loans in 2006. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $63 million in 2006.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

The Company's litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and The Prudential Insurance Company of America and the Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur, were denied in June 2006. The Company's appeal with the Mississippi Supreme Court is pending.

The Company's litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS


The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $2.6 million, $2.2 million and $2.3 million in 2006, 2005 and 2004 respectively.

The Company's share of net expense for the pension plans was $7.2 million, $4.6 million and $5.4 million in 2006, 2005 and 2004 respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.322 billion and $1.223 billion at December 31, 2006 and December 31, 2005, respectively. Fees related to the COLI policies were $20 million, $21 million and $13 million for the years ending December 31, 2006, 2005 and 2004.

Reinsurance with affiliates

Universal Prudential Arizona Reinsurance Company (UPARC)

Effective October 1, 2006, the Company entered into an agreement to reinsure universal life policies written by Pruco Life Insurance Company with no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectable policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions.

Reinsurance recoverables related to this transaction were $5 million as of December 31, 2006. Premiums and benefits ceded to UPARC in 2006 were $8 million and $6 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a yearly renewable term reinsurance treaty with Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)


Prudential Arizona Reinsurance Capitive Company (PARCC)

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions. Reinsurance recoverables related to this transaction were $556 million and $356 million as of December 31, 2006 and December 31, 2005, respectively. Premiums ceded to PARCC in 2006, 2005 and 2004 were $388 million and $297 million and $102 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $144 million, $111 million, and $52 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with Pruco Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverables were $56 million and $60 million as of December 31, 2006 and December 31, 2005, respectively. Premiums and fees ceded to Prudential Insurance in 2006, 2005 and 2004 were $208 million, $178 million and $13 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $199 million, $174 million and $28 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. During 2005, the Company entered into a coinsurance agreement with Prudential Insurance providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities prior to May 6, 2005 as part of its risk management and capital management strategies for annuities.

The Company has reinsured a group annuity contract, with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Group annuities affiliated benefits ceded were $2 million in 2006, $2 million in 2005, and $2 million in 2004.

Pruco Reinsurance Ltd. (Pruco Re)

During 2005 and 2006, the Company entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies for annuities. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities on or after May 6, 2005. Effective
March 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit feature sold on its annuities.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2006, 2005 and 2004 from the Taiwan coinsurance agreement were $84 million, $81 million and $85 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2006, 2005 and 2004 from the Taiwan coinsurance agreement were $15 million, $13 million and $12 million, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)


Included in the total affiliated reinsurance recoverables balances of $1,209 million and $935 million at December 31, 2006 and December 31, 2005, respectively, were reinsurance recoverables related to the Taiwan coinsurance agreement of $593 million and $519 million at December 31, 2006 and December 31, 2005, respectively.

Purchase of fixed maturities from an affiliate

During 2006 the company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the "DE Subs"), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements. Prudential Financial, Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

During 2003, the DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company's consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, in 2003 the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was $25 million of debt outstanding to Prudential Funding, LLC as of December 31, 2006 as compared to $106 million at December 31, 2005. Interest expense related to this agreement was $3 million in 2006 and $4 million in 2005, with related interest charged at a variable rate of 3.06% to 5.32%. As of December 31, 2006 and December 31, 2005, there was $148 million and $426 million, respectively, of asset-based financing.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)


The unaudited quarterly results of operations for the years ended December 31, 2006 and 2005 are summarized in the table below:

                                               Three months ended (in thousands)
                                           ------------------------------------------
                                           March 31 June 30  September 30 December 31
                                           -------- -------- ------------ -----------
2006
Total revenues............................ $244,962 $226,855   $210,515    $284,109
Total benefits and expenses...............  203,567  202,608     31,204     203,808
Income from operations before income taxes   41,395   24,247    179,311      80,301
Net income................................   35,333   22,938    138,991      65,530
                                           ======== ========   ========    ========

2005
Total revenues............................ $256,747 $245,683   $268,888    $263,969
Total benefits and expenses...............  208,299  189,876    179,095     205,801
Income from operations before income taxes   48,448   55,807     89,793      58,168
Net income................................   49,159   42,223     95,920      43,613
                                           ======== ========   ========    ========

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                                                       PRUDENTIAL    PRUDENTIAL
                                 PRUDENTIAL       PRUDENTIAL                            FLEXIBLE    CONSERVATIVE
                                MONEY MARKET   DIVERSIFIED BOND   PRUDENTIAL EQUITY     MANAGED       BALANCED
                                  PORTFOLIO        PORTFOLIO          PORTFOLIO        PORTFOLIO      PORTFOLIO
                                ------------   ----------------   -----------------   -----------   ------------


ASSETS
  Investment in the
     portfolios, at value.....  $258,478,469     $334,596,857        $417,027,266     $27,704,191    $40,994,822
                                ------------     ------------        ------------     -----------    -----------
  Net Assets..................  $258,478,469     $334,596,857        $417,027,266     $27,704,191    $40,994,822
                                ============     ============        ============     ===========    ===========

NET ASSETS, representing:
  Accumulation units..........  $258,478,469     $334,596,857        $417,027,266     $27,704,191    $40,994,822
                                ------------     ------------        ------------     -----------    -----------
                                $258,478,469     $334,596,857        $417,027,266     $27,704,191    $40,994,822
                                ============     ============        ============     ===========    ===========

  Units outstanding...........   223,442,335      203,399,251         215,287,865      15,162,765     23,409,828
                                ============     ============        ============     ===========    ===========

  Portfolio shares held.......    25,847,847       30,838,420          15,192,250       1,508,943      2,528,983
  Portfolio net asset value
     per share................  $      10.00     $      10.85        $      27.45     $     18.36    $     16.21
  Investment in portfolio
     shares, at cost..........  $258,478,469     $341,795,965        $410,849,545     $26,354,763    $38,816,237


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                    SUBACCOUNTS
                                 --------------------------------------------------------------------------------
                                                                                        PRUDENTIAL    PRUDENTIAL
                                  PRUDENTIAL       PRUDENTIAL                            FLEXIBLE    CONSERVATIVE
                                 MONEY MARKET   DIVERSIFIED BOND   PRUDENTIAL EQUITY     MANAGED       BALANCED
                                   PORTFOLIO        PORTFOLIO          PORTFOLIO        PORTFOLIO      PORTFOLIO
                                 ------------   ----------------   -----------------   -----------   ------------


INVESTMENT INCOME
  Dividend income..............  $ 11,391,108     $ 17,171,368         $ 4,382,364      $  567,549     $1,127,125
                                 ------------     ------------        ------------     -----------    -----------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk and
     for administration........     3,614,684        4,919,167           6,058,617         387,862        592,133
                                 ------------     ------------        ------------     -----------    -----------

NET INVESTMENT INCOME (LOSS)...     7,776,424       12,252,201          (1,676,253)        179,687        534,992
                                 ------------     ------------        ------------     -----------    -----------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
     received..................             0        3,390,503                   0         413,599         94,797
  Realized gain (loss) on
     shares redeemed...........             0       (1,917,204)         (4,870,322)        (95,219)       (22,801)
  Net change in unrealized gain
     (loss) on investments.....             0       (2,049,948)         49,868,964       2,311,472      2,978,213
                                 ------------     ------------        ------------     -----------    -----------

NET GAIN (LOSS) ON
  INVESTMENTS..................             0         (576,649)         44,998,642       2,629,852      3,050,209
                                 ------------     ------------        ------------     -----------    -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS................   $ 7,776,424      $11,675,552        $ 43,322,389     $ 2,809,539    $ 3,585,201
                                 ============     ============        ============     ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A1

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                                                PRUDENTIAL
                            PRUDENTIAL PRUDENTIAL                                  SMALL
 PRUDENTIAL PRUDENTIAL HIGH  NATURAL      STOCK                    PRUDENTIAL CAPITALIZATION T. ROWE PRICE
    VALUE      YIELD BOND   RESOURCES     INDEX      PRUDENTIAL     JENNISON       STOCK     INTERNATIONAL
  PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO GLOBAL PORTFOLIO  PORTFOLIO    PORTFOLIO  STOCK PORTFOLIO
-----------------------------------------------------------------------------------------------------------



$465,824,298  $185,506,458 $18,424,902$631,249,928  $140,710,205  $525,272,680 $118,332,163   $44,783,928
------------  ------------ -----------------------  ------------  ------------ ------------   -----------
$465,824,298  $185,506,458 $18,424,902$631,249,928  $140,710,205  $525,272,680 $118,332,163   $44,783,928
============  ============ =======================  ============  ============ ============   ===========


$465,824,298  $185,506,458 $18,424,902$631,249,928  $140,710,205  $525,272,680 $118,332,163   $44,783,928
------------  ------------ -----------------------  ------------  ------------ ------------   -----------
$465,824,298  $185,506,458 $18,424,902$631,249,928  $140,710,205  $525,272,680 $118,332,163   $44,783,928
============  ============ =======================  ============  ============ ============   ===========

 186,032,754   111,866,241   2,954,361 353,178,451    76,283,837   323,559,966   43,382,910    29,145,102
============  ============ =======================  ============  ============ ============   ===========

  17,772,770    34,804,214     403,436  17,711,839     6,245,460    24,929,885    5,080,814     2,492,150
$      26.21  $       5.33 $     45.67$      35.64  $      22.53  $      21.07 $      23.29   $     17.97

$372,068,760  $224,052,395 $10,893,789$572,241,310  $119,800,537  $555,676,402 $ 81,474,757   $32,568,828





                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                                                                   PRUDENTIAL
                            PRUDENTIAL  PRUDENTIAL                                    SMALL
 PRUDENTIAL PRUDENTIAL HIGH   NATURAL      STOCK                     PRUDENTIAL  CAPITALIZATION T. ROWE PRICE
    VALUE      YIELD BOND    RESOURCES     INDEX      PRUDENTIAL      JENNISON        STOCK     INTERNATIONAL
  PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO GLOBAL PORTFOLIO   PORTFOLIO     PORTFOLIO  STOCK PORTFOLIO
--------------------------------------------------------------------------------------------------------------



 $ 6,396,864   $14,848,591  $   360,475 $ 9,776,292   $   882,299  $    1,547,884  $   682,266    $  493,213
------------  ------------ ------------------------  ------------  -------------- ------------   -----------




   6,397,048     2,670,814      260,084   9,241,149     1,990,446       8,023,849    1,699,687       590,060
------------  ------------ ------------------------  ------------  -------------- ------------   -----------

        (184)   12,177,777      100,391     535,143    (1,108,147)     (6,475,965)  (1,017,421)      (96,847)
------------  ------------ ------------------------  ------------  -------------- ------------   -----------



  15,472,976             0    2,906,033   1,787,812             0               0    5,781,766       147,964

  10,197,654    (8,755,571)   1,350,198   1,129,663     1,573,523     (11,372,036)   6,477,477     1,272,241

  48,675,780    12,565,141   (1,007,919) 77,661,875    21,867,218      16,651,377    3,596,628     5,507,085
------------  ------------ ------------------------  ------------  -------------- ------------   -----------

  74,346,410     3,809,570    3,248,312  80,579,350    23,440,741       5,279,341   15,855,871     6,927,290
------------  ------------ ------------------------  ------------  -------------- ------------   -----------



$ 74,346,226  $ 15,987,347 $  3,348,703$ 81,114,493  $ 22,332,594    $ (1,196,624)$ 14,838,450   $ 6,830,443
============  ============ ========================  ============  ============== ============   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A2

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                  SUBACCOUNTS
                                        ---------------------------------------------------------------


                                        T. ROWE PRICE    PREMIER VIT      PREMIER VIT
                                        EQUITY INCOME   OPCAP MANAGED   OPCAP SMALL CAP   AIM V.I. CORE
                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       EQUITY FUND
                                        -------------   -------------   ---------------   -------------


ASSETS
  Investment in the portfolios, at
     value............................   $148,936,059    $155,330,861     $80,471,613      $188,149,333
                                         ------------    ------------     -----------      ------------
  Net Assets..........................   $148,936,059    $155,330,861     $80,471,613      $188,149,333
                                         ============    ============     ===========      ============

NET ASSETS, representing:
  Accumulation units..................   $148,936,059    $155,330,861     $80,471,613      $188,149,333
                                         ------------    ------------     -----------      ------------
                                         $148,936,059    $155,330,861     $80,471,613      $188,149,333
                                         ============    ============     ===========      ============

  Units outstanding...................     63,395,065      91,386,293      31,548,569       105,518,881
                                         ============    ============     ===========      ============

  Portfolio shares held...............      5,995,816       3,744,717       2,190,300         6,912,172
  Portfolio net asset value per
     share............................   $      24.84    $      41.48     $     36.74      $      27.22
  Investment in portfolio shares, at
     cost.............................   $114,931,309    $153,301,328     $59,011,927      $167,939,433


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                  SUBACCOUNTS
                                        ---------------------------------------------------------------


                                        T. ROWE PRICE    PREMIER VIT      PREMIER VIT
                                        EQUITY INCOME   OPCAP MANAGED   OPCAP SMALL CAP   AIM V.I. CORE
                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       EQUITY FUND
                                        -------------   -------------   ---------------   -------------


INVESTMENT INCOME
  Dividend income.....................    $ 2,277,825     $ 2,932,437     $         0       $ 1,015,337
                                         ------------    ------------     -----------      ------------

EXPENSES
  Charges to contract owners for
     assuming mortality
     risk and expense risk and for
     administration...................      2,038,830       2,257,569       1,099,945         2,101,540
                                         ------------    ------------     -----------      ------------

NET INVESTMENT INCOME (LOSS)..........        238,995         674,868      (1,099,945)       (1,086,203)
                                         ------------    ------------     -----------      ------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
  Capital gains distributions
     received.........................      3,986,181      18,127,497       4,436,896                 0
  Realized gain (loss) on shares
     redeemed.........................      5,047,834        (919,479)      3,287,890         1,524,131
  Net change in unrealized gain (loss)
     on investments...................     14,185,714      (5,355,665)      9,542,066        18,652,413
                                         ------------    ------------     -----------      ------------

NET GAIN (LOSS) ON INVESTMENTS........     23,219,729      11,852,353      17,266,852        20,176,544
                                         ------------    ------------     -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS........   $ 23,458,724    $ 12,527,221     $16,166,907      $ 19,090,341
                                         ============    ============     ===========      ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A3

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN      JANUS ASPEN                                                             FRANKLIN
  LARGE CAP      INTERNATIONAL                                                            SMALL -
  GROWTH -    GROWTH PORTFOLIO -    MFS VIT -                 CREDIT SUISSE   AMERICAN    MID CAP      PRUDENTIAL
INSTITUTIONAL    INSTITUTIONAL    RESEARCH BOND  MFS EMERGING  TRUST GLOBAL  CENTURY VP    GROWTH    JENNISON 20/20
    SHARES           SHARES           SERIES    GROWTH SERIES   SMALL CAP    VALUE FUND  SECURITIES FOCUS PORTFOLIO
------------- ------------------- ------------- ------------- ------------- ----------- ----------- ---------------



 $114,154,665     $242,355,098     $36,354,185   $ 97,349,876  $22,592,588  $57,938,444 $45,925,294   $85,221,434
 ------------     ------------     -----------   ------------  -----------  ----------- -----------   -----------
 $114,154,665     $242,355,098     $36,354,185   $ 97,349,876  $22,592,588  $57,938,444 $45,925,294   $85,221,434
 ============     ============     ===========   ============  ===========  =========== ===========   ===========


 $114,154,665     $242,355,098     $36,354,185   $ 97,349,876  $22,592,588  $57,938,444 $45,925,294   $85,221,434
 ------------     ------------     -----------   ------------  -----------  ----------- -----------   -----------
 $114,154,665     $242,355,098     $36,354,185   $ 97,349,876  $22,592,588  $57,938,444 $45,925,294   $85,221,434
 ============     ============     ===========   ============  ===========  =========== ===========   ===========

   73,095,965       70,570,773      22,866,748     66,215,124   15,775,801   26,126,227  27,563,919    52,650,757
 ============     ============     ===========   ============  ===========  =========== ===========   ===========

    4,937,486        4,732,574       2,015,199      4,716,564    1,540,054    6,629,113   2,075,251     5,323,013
 $      23.12     $      51.21     $     18.04   $      20.64  $     14.67  $      8.74 $     22.13   $     16.01
 $129,879,209     $123,719,475     $34,310,430   $108,651,346  $20,955,197  $45,418,995 $46,412,020   $61,759,874





                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN      JANUS ASPEN                                                             FRANKLIN
  LARGE CAP      INTERNATIONAL                                                            SMALL -
  GROWTH -    GROWTH PORTFOLIO -    MFS VIT -                 CREDIT SUISSE   AMERICAN    MID CAP      PRUDENTIAL
INSTITUTIONAL    INSTITUTIONAL    RESEARCH BOND  MFS EMERGING  TRUST GLOBAL  CENTURY VP    GROWTH    JENNISON 20/20
    SHARES           SHARES           SERIES    GROWTH SERIES   SMALL CAP    VALUE FUND  SECURITIES FOCUS PORTFOLIO
------------- ------------------- ------------- ------------- ------------- ----------- ----------- ---------------



  $   563,113      $ 4,234,494      $  195,997    $         0   $        0   $  792,182  $        0   $   325,404
 ------------     ------------     -----------    -----------  -----------  ----------- -----------   -----------



    1,656,858        3,017,683         524,828      1,431,904      326,848      776,426     679,858     1,131,481
 ------------     ------------     -----------    -----------  -----------  ----------- -----------   -----------

   (1,093,745)       1,216,811        (328,831)    (1,431,904)    (326,848)      15,756    (679,858)     (806,077)
 ------------     ------------     -----------    -----------  -----------  ----------- -----------   -----------



            0                0               0              0            0    4,997,207           0     5,034,775
   (5,229,424)      14,521,850         (69,728)    (3,736,670)      52,275    1,628,883    (559,789)    2,036,044

   17,377,071       64,954,734       3,563,195     11,368,719    2,859,637    2,142,988   4,644,399     3,295,743
 ------------     ------------     -----------    -----------  -----------  ----------- -----------   -----------

   12,147,647       79,476,584       3,493,467      7,632,049    2,911,912    8,769,078   4,084,610    10,366,562
 ------------     ------------     -----------    -----------  -----------  ----------- -----------   -----------


 $ 11,053,902     $ 80,693,395     $ 3,164,636    $ 6,200,145  $ 2,585,064  $ 8,784,834 $ 3,404,752   $ 9,560,485
 ============     ============     ===========    ===========  ===========  =========== ===========   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A4

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                 PRUDENTIAL                                          PRUDENTIAL SP
                                 DIVERSIFIED                                          T.ROWE PRICE
                                CONSERVATIVE                                           LARGE-CAP     PRUDENTIAL SP
                                   GROWTH           DAVIS        ALLIANCEBERNSTEIN       GROWTH       DAVIS VALUE
                                  PORTFOLIO    VALUE PORTFOLIO    LARGE CAP GROWTH     PORTFOLIO       PORTFOLIO
                                ------------   ---------------   -----------------   -------------   -------------


ASSETS
  Investment in the
     portfolios, at value.....  $131,993,441     $72,077,204        $ 9,727,322       $60,243,701     $250,552,962
                                ------------     -----------        -----------       -----------     ------------
  Net Assets..................  $131,993,441     $72,077,204        $ 9,727,322       $60,243,701     $250,552,962
                                ============     ===========        ===========       ===========     ============

NET ASSETS, representing:
  Accumulation units..........  $131,993,441     $72,077,204        $ 9,727,322       $60,243,701     $250,552,962
                                ------------     -----------        -----------       -----------     ------------
                                $131,993,441     $72,077,204        $ 9,727,322       $60,243,701     $250,552,962
                                ============     ===========        ===========       ===========     ============

  Units outstanding...........    92,716,714      57,391,108         15,195,034        54,219,489      168,112,891
                                ============     ===========        ===========       ===========     ============

  Portfolio shares held.......    10,944,730       4,943,567            368,878         8,402,190       20,896,828
  Portfolio net asset value
     per share................  $      12.06     $     14.58        $     26.37       $      7.17     $      11.99
  Investment in portfolio
     shares, at cost..........  $111,323,634     $52,481,444        $ 9,199,252       $54,664,653     $196,686,033


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                   SUBACCOUNTS
                                 ------------------------------------------------------------------------------
                                  PRUDENTIAL                                      PRUDENTIAL SP
                                  DIVERSIFIED                                      T.ROWE PRICE
                                 CONSERVATIVE                                       LARGE-CAP     PRUDENTIAL SP
                                    GROWTH      DAVIS VALUE   ALLIANCEBERNSTEIN       GROWTH       DAVIS VALUE
                                   PORTFOLIO     PORTFOLIO     LARGE CAP GROWTH     PORTFOLIO       PORTFOLIO
                                 ------------   -----------   -----------------   -------------   -------------


INVESTMENT INCOME
  Dividend income..............  $  4,533,283    $  520,988        $       0        $         0     $ 1,991,114
                                 ------------   -----------      -----------       ------------    ------------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk and
     for administration........     1,898,387       957,220          145,636            955,441       3,965,216
                                 ------------   -----------      -----------       ------------    ------------

NET INVESTMENT INCOME (LOSS)...     2,634,896      (436,232)        (145,636)          (955,441)     (1,974,102)
                                 ------------   -----------      -----------       ------------    ------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
     received..................       581,739             0                0          7,445,996       4,014,858
  Realized gain (loss) on
     shares redeemed...........     2,860,658     2,074,119           74,305            508,628       6,588,104
  Net change in unrealized gain
     (loss) on investments.....     1,062,198     7,117,647         (232,820)        (4,651,390)     21,436,987
                                 ------------   -----------      -----------       ------------    ------------

NET GAIN (LOSS) ON
  INVESTMENTS..................     4,504,595     9,191,766         (158,515)         3,303,234      32,039,949
                                 ------------   -----------      -----------       ------------    ------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS................    $7,139,491   $ 8,755,534      $  (304,151)      $  2,347,793    $ 30,065,847
                                 ============   ===========      ===========       ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A5

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------

                                                                      JANUS ASPEN
 PRUDENTIAL SP    PRUDENTIAL SP    PRUDENTIAL SP   PRUDENTIAL SP       LARGE CAP       PRUDENTIAL SP   PRUDENTIAL SP
SMALL CAP VALUE     SMALL-CAP       PIMCO TOTAL      PIMCO HIGH   GROWTH PORTFOLIO -     LARGE CAP    AIM CORE EQUITY
   PORTFOLIO    GROWTH PORTFOLIO RETURN PORTFOLIO YIELD PORTFOLIO    SERVICE SHARES   VALUE PORTFOLIO    PORTFOLIO
--------------- ---------------- ---------------- --------------- ------------------- --------------- ---------------



  $221,323,444     $41,332,188     $430,528,839     $186,032,027      $22,717,351       $101,040,462    $29,520,743
  ------------     -----------     ------------     ------------      -----------       ------------    -----------
  $221,323,444     $41,332,188     $430,528,839     $186,032,027      $22,717,351       $101,040,462    $29,520,743
  ============     ===========     ============     ============      ===========       ============    ===========


  $221,323,444     $41,332,188     $430,528,839     $186,032,027      $22,717,351       $101,040,462    $29,520,743
  ------------     -----------     ------------     ------------      -----------       ------------    -----------
  $221,323,444     $41,332,188     $430,528,839     $186,032,027      $22,717,351       $101,040,462    $29,520,743
  ============     ===========     ============     ============      ===========       ============    ===========

   132,315,502      37,498,281      361,784,987      130,998,155       22,671,183         67,052,844     25,836,972
  ============     ===========     ============     ============      ===========       ============    ===========

    16,178,614       5,555,402       38,647,113       18,008,909          994,630          7,619,944      3,565,307
  $      13.68     $      7.44     $      11.14     $      10.33      $     22.84       $      13.26    $      8.28
  $201,858,411     $35,198,575     $435,447,455     $183,934,317      $19,355,085       $ 76,273,228    $24,297,061





                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------

                                                                      JANUS ASPEN
 PRUDENTIAL SP    PRUDENTIAL SP    PRUDENTIAL SP   PRUDENTIAL SP       LARGE CAP       PRUDENTIAL SP   PRUDENTIAL SP
SMALL CAP VALUE     SMALL-CAP       PIMCO TOTAL      PIMCO HIGH   GROWTH PORTFOLIO -     LARGE CAP    AIM CORE EQUITY
   PORTFOLIO    GROWTH PORTFOLIO RETURN PORTFOLIO YIELD PORTFOLIO    SERVICE SHARES   VALUE PORTFOLIO    PORTFOLIO
--------------- ---------------- ---------------- --------------- ------------------- --------------- ---------------



  $  1,198,003     $        0       $18,864,614     $13,649,171        $   61,865        $ 1,360,110     $  269,827
  ------------     ----------       -----------     -----------       -----------       ------------    -----------




     3,547,695        672,905         7,004,765       3,012,241           355,783          1,616,780        465,959
  ------------     ----------       -----------     -----------       -----------       ------------    -----------

    (2,349,692)      (672,905)       11,859,849      10,636,930          (293,918)          (256,670)      (196,132)
  ------------     ----------       -----------     -----------       -----------       ------------    -----------



    36,429,250              0                 0       1,714,194                 0          5,081,336      1,596,679

     2,811,424        831,740        (1,222,088)         (1,061)          475,493          4,631,394        664,648

   (10,028,572)     3,809,234        (1,890,850)      1,543,842         1,792,943          6,079,139      1,718,731
  ------------     ----------       -----------     -----------       -----------       ------------    -----------

    29,212,102      4,640,974        (3,112,938)      3,256,975         2,268,436         15,791,869      3,980,058
  ------------     ----------       -----------     -----------       -----------       ------------    -----------



  $ 26,862,410     $3,968,069       $ 8,746,911     $13,893,905       $ 1,974,518       $ 15,535,199    $ 3,783,926
  ============     ==========       ===========     ===========       ===========       ============    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A6

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                    SUBACCOUNTS
                               -------------------------------------------------------------------------------------
                                PRUDENTIAL SP
                                  STRATEGIC     PRUDENTIAL SP                        PRUDENTIAL SP     PRUDENTIAL SP
                                  PARTNERS         MID CAP        SP PRUDENTIAL      CONSERVATIVE     BALANCED ASSET
                               FOCUSED GROWTH       GROWTH        U.S. EMERGING    ASSET ALLOCATION     ALLOCATION
                                  PORTFOLIO       PORTFOLIO     GROWTH PORTFOLIO       PORTFOLIO         PORTFOLIO
                               --------------   -------------   ----------------   ----------------   --------------


ASSETS
  Investment in the
     portfolios, at value....    $30,789,188     $103,543,580     $154,141,359       $592,998,075     $1,280,734,568
                                 -----------     ------------     ------------       ------------     --------------
  Net Assets.................    $30,789,188     $103,543,580     $154,141,359       $592,998,075     $1,280,734,568
                                 ===========     ============     ============       ============     ==============

NET ASSETS, representing:
  Accumulation units.........    $30,789,188     $103,543,580     $154,141,359       $592,998,075     $1,280,734,568
                                 -----------     ------------     ------------       ------------     --------------
                                 $30,789,188     $103,543,580     $154,141,359       $592,998,075     $1,280,734,568
                                 ===========     ============     ============       ============     ==============

  Units outstanding..........     28,856,523       99,309,567      103,548,936        376,139,981        710,506,570
                                 ===========     ============     ============       ============     ==============

  Portfolio shares held......      4,110,706       14,645,485       19,291,785         50,857,468        110,503,414
  Portfolio net asset value
     per share...............    $      7.49     $       7.07     $       7.99       $      11.66     $        11.59
  Investment in portfolio
     shares, at cost.........    $27,712,073     $ 88,532,757     $130,444,979       $531,290,726     $1,091,340,415


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                    SUBACCOUNTS
                               -------------------------------------------------------------------------------------
                                PRUDENTIAL SP
                                  STRATEGIC     PRUDENTIAL SP                        PRUDENTIAL SP     PRUDENTIAL SP
                                  PARTNERS         MID CAP        SP PRUDENTIAL      CONSERVATIVE     BALANCED ASSET
                               FOCUSED GROWTH       GROWTH        U.S. EMERGING    ASSET ALLOCATION     ALLOCATION
                                  PORTFOLIO       PORTFOLIO     GROWTH PORTFOLIO       PORTFOLIO         PORTFOLIO
                               --------------   -------------   ----------------   ----------------   --------------


INVESTMENT INCOME
  Dividend income............    $         0     $         0       $       343        $20,700,559      $ 32,845,434
                                 -----------     -----------       -----------        -----------      ------------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk
     and for administration..        497,896       1,854,302         2,511,809         10,208,886        22,603,647
                                 -----------     -----------       -----------        -----------      ------------

NET INVESTMENT INCOME
  (LOSS).....................       (497,896)     (1,854,302)       (2,511,466)        10,491,673        10,241,787
                                 -----------     -----------       -----------        -----------      ------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
  Capital gains distributions
     received................      2,119,931               0        12,328,044          9,020,871        20,728,207
  Realized gain (loss) on
     shares redeemed.........        670,175       4,087,269         4,041,731          7,027,890        20,153,371
  Net change in unrealized
     gain (loss) on
     investments.............     (3,152,375)     (6,466,361)       (2,440,923)        12,609,400        54,338,488
                                 -----------     -----------       -----------        -----------      ------------

NET GAIN (LOSS) ON
     INVESTMENTS.............       (362,269)     (2,379,092)       13,928,852         28,658,161        95,220,066
                                 -----------     -----------       -----------        -----------      ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.........    $  (860,165)    $(4,233,394)      $11,417,386        $39,149,834      $105,461,853
                                 ===========     ===========       ===========        ===========      ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A7

                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
               PRUDENTIAL SP
 PRUDENTIAL SP   AGGRESSIVE
 GROWTH ASSET   GROWTH ASSET   PRUDENTIAL SP   PRUDENTIAL SP
  ALLOCATION     ALLOCATION    INTERNATIONAL   INTERNATIONAL   EVERGREEN VA EVERGREEN VA
   PORTFOLIO     PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO BALANCED FUND  GROWTH FUND
-------------- ------------- ---------------- --------------- ------------- ------------



$1,137,565,819  $159,375,227   $104,182,935     $107,560,931    $1,270,976   $1,386,395
--------------  ------------   ------------     ------------    ----------   ----------
$1,137,565,819  $159,375,227   $104,182,935     $107,560,931    $1,270,976   $1,386,395
==============  ============   ============     ============    ==========   ==========


$1,137,565,819  $159,375,227   $104,182,935     $107,560,931    $1,270,976   $1,386,395
--------------  ------------   ------------     ------------    ----------   ----------
$1,137,565,819  $159,375,227   $104,182,935     $107,560,931    $1,270,976   $1,386,395
==============  ============   ============     ============    ==========   ==========

   550,336,999   100,341,179     67,133,774       64,526,904       971,396      804,833
==============  ============   ============     ============    ==========   ==========

   101,841,166    15,309,820     12,552,161        9,435,169        83,893       88,871
$        11.17  $      10.41   $       8.30     $      11.40    $    15.15   $    15.60

$  929,461,373  $124,279,186   $ 80,453,411     $ 76,194,140    $1,098,833   $1,079,300





                                SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
              PRUDENTIAL SP
PRUDENTIAL SP   AGGRESSIVE
 GROWTH ASSET  GROWTH ASSET   PRUDENTIAL SP   PRUDENTIAL SP
  ALLOCATION    ALLOCATION    INTERNATIONAL   INTERNATIONAL   EVERGREEN VA EVERGREEN VA
  PORTFOLIO     PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO BALANCED FUND  GROWTH FUND
------------- ------------- ---------------- --------------- ------------- ------------



 $ 21,027,449  $ 3,005,733     $ 1,700,700     $ 1,368,776      $30,624      $      0
 ------------  -----------     -----------     -----------      -------      --------




   20,555,728    2,618,855       1,527,092       1,522,432       21,534        22,565
 ------------  -----------     -----------     -----------      -------      --------

      471,721      386,878         173,608        (153,656)       9,090       (22,565)
 ------------  -----------     -----------     -----------      -------      --------



   16,698,104    3,770,998       6,926,970       1,116,378            0        63,010

   21,984,237    4,507,293       3,003,521       3,553,045       23,457        48,518

   74,917,309    9,665,867       6,419,977      17,714,987       61,016        40,683
 ------------  -----------     -----------     -----------      -------      --------


  113,599,650   17,944,158      16,350,468      22,384,410       84,473       152,211
 ------------  -----------     -----------     -----------      -------      --------



 $114,071,371  $18,331,036     $16,524,076     $22,230,754      $93,563      $129,646
 ============  ===========     ===========     ===========      =======      ========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A8

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                     SUBACCOUNTS
                                           --------------------------------------------------------------

                                                           EVERGREEN VA     EVERGREEN VA    EVERGREEN VA
                                           EVERGREEN VA   SPECIAL VALUES   INTERNATIONAL     FUNDAMENTAL
                                            OMEGA FUND         FUND         EQUITY FUND    LARGE CAP FUND
                                           ------------   --------------   -------------   --------------


ASSETS
  Investment in the portfolios, at
     value...............................   $2,961,621      $4,790,145       $2,192,793      $4,140,178
                                            ----------      ----------       ----------      ----------
  Net Assets.............................   $2,961,621      $4,790,145       $2,192,793      $4,140,178
                                            ==========      ==========       ==========      ==========

NET ASSETS, representing:
  Accumulation units.....................   $2,961,621      $4,790,145       $2,192,793      $4,140,178
                                            ----------      ----------       ----------      ----------
                                            $2,961,621      $4,790,145       $2,192,793      $4,140,178
                                            ==========      ==========       ==========      ==========

  Units outstanding......................    1,985,784       2,499,178          129,829         312,057
                                            ==========      ==========       ==========      ==========

  Portfolio shares held..................      166,383         276,408          135,525         211,234
  Portfolio net asset value per share....   $    17.80      $    17.33       $    16.18      $    19.60
  Investment in portfolio shares, at
     cost................................   $2,424,289      $4,152,114       $1,708,976      $3,339,983


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                     SUBACCOUNTS
                                           --------------------------------------------------------------

                                                           EVERGREEN VA     EVERGREEN VA    EVERGREEN VA
                                           EVERGREEN VA   SPECIAL VALUES   INTERNATIONAL     FUNDAMENTAL
                                            OMEGA FUND         FUND         EQUITY FUND    LARGE CAP FUND
                                           ------------   --------------   -------------   --------------


INVESTMENT INCOME
  Dividend income........................    $      0        $ 34,579         $ 74,810        $ 49,730
                                             --------        --------         --------        --------

EXPENSES
  Charges to contract owners for assuming
     mortality risk and expense risk and
     for administration..................      50,455          73,625           33,721          67,410
                                             --------        --------         --------        --------

NET INVESTMENT INCOME (LOSS).............     (50,455)        (39,046)          41,089         (17,680)
                                             --------        --------         --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS
  Capital gains distributions received...           0         525,613          103,237          65,793
  Realized gain (loss) on shares
     redeemed............................      72,435         129,556           68,595          99,095
  Net change in unrealized gain (loss) on
     investments.........................      99,631         132,620          166,814         268,009
                                             --------        --------         --------        --------

NET GAIN (LOSS) ON INVESTMENTS...........     172,066         787,789          338,646         432,897
                                             --------        --------         --------        --------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...........    $121,611        $748,743         $379,735        $415,217
                                             ========        ========         ========        ========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A9

                                  SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------
       AST         AST AMERICAN     AST AMERICAN
ALLIANCEBERNSTEIN CENTURY INCOME CENTURY STRATEGIC  AST COHEN &  AST GLOBAL     AST DEAM
 GROWTH & INCOME     & GROWTH         BALANCED     STEERS REALTY ALLOCATION    LARGE-CAP
    PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO VALUE PORTFOLIO
----------------- -------------- ----------------- ------------- ---------- ---------------



    $6,826,722      $5,128,138       $2,875,307     $21,307,610  $3,891,211   $18,748,638
    ----------      ----------       ----------     -----------  ----------   -----------
    $6,826,722      $5,128,138       $2,875,307     $21,307,610  $3,891,211   $18,748,638
    ==========      ==========       ==========     ===========  ==========   ===========


    $6,826,722      $5,128,138       $2,875,307     $21,307,610  $3,891,211   $18,748,638
    ----------      ----------       ----------     -----------  ----------   -----------
    $6,826,722      $5,128,138       $2,875,307     $21,307,610  $3,891,211   $18,748,638
    ==========      ==========       ==========     ===========  ==========   ===========

       586,773         436,588          261,054       1,358,480     342,751     1,480,585
    ==========      ==========       ==========     ===========  ==========   ===========

       290,499         326,425          191,559       1,021,458     286,751     1,382,643
    $    23.50      $    15.71       $    15.01     $     20.86  $    13.57   $     13.56
    $6,195,733      $4,566,379       $2,684,913     $18,520,138  $3,624,126   $17,286,964





                                  SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------
       AST         AST AMERICAN     AST AMERICAN
ALLIANCEBERNSTEIN CENTURY INCOME CENTURY STRATEGIC  AST COHEN &  AST GLOBAL     AST DEAM
 GROWTH & INCOME     & GROWTH         BALANCED     STEERS REALTY ALLOCATION    LARGE-CAP
    PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO VALUE PORTFOLIO
----------------- -------------- ----------------- ------------- ---------- ---------------



     $ 16,241        $ 37,546         $ 23,450       $  106,416   $ 27,774     $   49,666
     --------        --------         --------       ----------   --------     ----------



       53,728          51,329           31,916          200,197     37,307        139,584
     --------        --------         --------       ----------   --------     ----------

      (37,487)        (13,783)          (8,466)         (93,781)    (9,533)       (89,918)
     --------        --------         --------       ----------   --------     ----------



            0               0           28,647        1,053,171          0        482,993
       38,651          24,879            1,714          140,817      7,033         35,829
      597,342         526,444          163,188        2,529,944    253,979      1,317,499
     --------        --------         --------       ----------   --------     ----------

      635,993         551,323          193,549        3,723,932    261,012      1,836,321
     --------        --------         --------       ----------   --------     ----------


     $598,506        $537,540         $185,083       $3,630,151   $251,479     $1,746,403
     ========        ========         ========       ==========   ========     ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A10

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                                   AST DEAM
                                AST DEAM SMALL-    SMALL-CAP                      AST FEDERATED
                                   CAP GROWTH        VALUE     AST HIGH YIELD      AGGRESSIVE        AST MID-CAP
                                   PORTFOLIO       PORTFOLIO      PORTFOLIO     GROWTH PORTFOLIO   VALUE PORTFOLIO
                                ---------------   ----------   --------------   ----------------   ---------------


ASSETS
  Investment in the
     portfolios, at value.....     $2,928,229     $4,203,021     $8,438,317        $8,206,156         $4,521,252
                                   ----------     ----------     ----------        ----------         ----------
  Net Assets..................     $2,928,229     $4,203,021     $8,438,317        $8,206,156         $4,521,252
                                   ==========     ==========     ==========        ==========         ==========

NET ASSETS, representing:
  Accumulation units..........     $2,928,229     $4,203,021     $8,438,317        $8,206,156         $4,521,252
                                   ----------     ----------     ----------        ----------         ----------
                                   $2,928,229     $4,203,021     $8,438,317        $8,206,156         $4,521,252
                                   ==========     ==========     ==========        ==========         ==========

  Units outstanding...........        273,848        360,678        790,173           686,881            395,509
                                   ==========     ==========     ==========        ==========         ==========

  Portfolio shares held.......        324,278        312,725      1,003,367           714,200            373,657
  Portfolio net asset value
     per share................     $     9.03     $    13.44     $     8.41        $    11.49         $    12.10
  Investment in portfolio
     shares, at cost..........     $2,843,353     $3,849,332     $8,102,878        $7,585,265         $4,429,906


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                                   AST DEAM
                                AST DEAM SMALL-   SMALL-CAP                      AST FEDERATED
                                   CAP GROWTH       VALUE     AST HIGH YIELD      AGGRESSIVE        AST MID-CAP
                                   PORTFOLIO      PORTFOLIO      PORTFOLIO     GROWTH PORTFOLIO   VALUE PORTFOLIO
                                ---------------   ---------   --------------   ----------------   ---------------


INVESTMENT INCOME
  Dividend income.............      $      0       $  4,041      $311,973          $      0           $  9,767
                                    --------       --------      --------          --------           --------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk and
     for administration.......        35,695         40,239        88,564            91,964             47,974
                                    --------       --------      --------          --------           --------

NET INVESTMENT INCOME (LOSS)..       (35,695)       (36,198)      223,409           (91,964)           (38,207)
                                    --------       --------      --------          --------           --------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
  Capital gains distributions
     received.................             0         91,901             0           115,208            310,852
  Realized gain (loss) on
     shares redeemed..........       (49,139)         3,635       (28,212)           55,377            (20,787)
  Net change in unrealized
     gain (loss) on
     investments..............        66,177        355,048       291,656           408,366             64,573
                                    --------       --------      --------          --------           --------

NET GAIN (LOSS) ON
     INVESTMENTS..............        17,038        450,584       263,444           578,951            354,638
                                    --------       --------      --------          --------           --------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...............      $(18,657)      $414,386      $486,853          $486,987           $316,431
                                    ========       ========      ========          ========           ========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A11

                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                    AST GOLDMAN     AST GOLDMAN                     AST LORD                              AST NEUBERGER
                SACHS CONCENTRATED SACHS MID-CAP                 ABBETT BOND -   AST MARSICO    AST MFS  BERMAN MID-CAP
 AST SMALL-CAP        GROWTH           GROWTH     AST LARGE-CAP    DEBENTURE   CAPITAL GROWTH   GROWTH       GROWTH
VALUE PORTFOLIO      PORTFOLIO       PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------- ------------------ ------------- --------------- ------------- -------------- ---------- --------------



  $10,168,224       $5,341,480       $5,726,503    $16,175,371     $9,190,830    $21,236,565  $3,606,180   $11,182,384
  -----------       ----------       ----------    -----------     ----------    -----------  ----------   -----------
  $10,168,224       $5,341,480       $5,726,503    $16,175,371     $9,190,830    $21,236,565  $3,606,180   $11,182,384
  ===========       ==========       ==========    ===========     ==========    ===========  ==========   ===========


  $10,168,224       $5,341,480       $5,726,503    $16,175,371     $9,190,830    $21,236,565  $3,606,180   $11,182,384
  -----------       ----------       ----------    -----------     ----------    -----------  ----------   -----------
  $10,168,224       $5,341,480       $5,726,503    $16,175,371     $9,190,830    $21,236,565  $3,606,180   $11,182,384
  ===========       ==========       ==========    ===========     ==========    ===========  ==========   ===========

      825,836          469,809          526,092      1,335,896        856,639      1,873,849     316,445       896,909
  ===========       ==========       ==========    ===========     ==========    ===========  ==========   ===========

      593,592          218,555        1,166,294        802,350        787,560      1,038,463     382,822       607,078
  $     17.13       $    24.44       $     4.91    $     20.16     $    11.67    $     20.45  $     9.42   $     18.42

  $ 9,328,233       $5,022,573       $5,411,592    $14,216,962     $8,802,837    $19,645,648  $3,298,170   $10,135,307





                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                    AST GOLDMAN     AST GOLDMAN                     AST LORD                             AST NEUBERGER
                SACHS CONCENTRATED SACHS MID-CAP                 ABBETT BOND -   AST MARSICO   AST MFS  BERMAN MID-CAP
 AST SMALL-CAP        GROWTH           GROWTH     AST LARGE-CAP    DEBENTURE   CAPITAL GROWTH   GROWTH      GROWTH
VALUE PORTFOLIO      PORTFOLIO       PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
--------------- ------------------ ------------- --------------- ------------- -------------- --------- --------------



    $ 15,747         $      0         $      0      $   91,686      $188,372     $    5,713    $      0    $       0
    --------         --------         --------      ----------      --------     ----------    --------    ---------




      97,944           41,777           71,451         213,826       101,172        249,354      44,601      132,794
    --------         --------         --------      ----------      --------     ----------    --------    ---------

     (82,197)         (41,777)         (71,451)       (122,140)       87,200       (243,641)    (44,601)    (132,794)
    --------         --------         --------      ----------      --------     ----------    --------    ---------



     177,273                0                0         266,726        48,895              0           0            0

      26,923           19,278           54,923         191,936         6,232         81,568      33,853       72,097

     780,907          283,884          209,792       1,713,966       354,885      1,249,305     258,369      851,633
    --------         --------         --------      ----------      --------     ----------    --------    ---------


     985,103          303,162          264,715       2,172,628       410,012      1,330,873     292,222      923,730
    --------         --------         --------      ----------      --------     ----------    --------    ---------



    $902,906         $261,385         $193,264      $2,050,488      $497,212     $1,087,232    $247,621    $ 790,936
    ========         ========         ========      ==========      ========     ==========    ========    =========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A12

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                        SUBACCOUNTS
                                ------------------------------------------------------------------------------------------
                                                                          AST                AST
                                 AST NEUBERGER       AST PIMCO     ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN  AST T. ROWE PRICE
                                 BERMAN MID-CAP  LIMITED MATURITY      CORE VALUE       MANAGED INDEX    NATURAL RESOURCES
                                VALUE PORTFOLIO   BOND PORTFOLIO       PORTFOLIO        500 PORTFOLIO        PORTFOLIO
                                ---------------  ----------------  -----------------  -----------------  -----------------


ASSETS
  Investment in the
     portfolios, at value.....    $18,209,954       $8,157,852         $5,631,057         $4,106,590        $57,657,997
                                  -----------       ----------         ----------         ----------        -----------
  Net Assets..................    $18,209,954       $8,157,852         $5,631,057         $4,106,590        $57,657,997
                                  ===========       ==========         ==========         ==========        ===========

NET ASSETS, representing:
  Accumulation units..........    $18,209,954       $8,157,852         $5,631,057         $4,106,590        $57,657,997
                                  -----------       ----------         ----------         ----------        -----------
                                  $18,209,954       $8,157,852         $5,631,057         $4,106,590        $57,657,997
                                  ===========       ==========         ==========         ==========        ===========

  Units outstanding...........      1,551,952          795,163            466,466            362,215          4,374,000
                                  ===========       ==========         ==========         ==========        ===========

  Portfolio shares held.......        940,111          729,683            403,660            301,291          1,962,491
  Portfolio net asset value
     per share................    $     19.37       $    11.18         $    13.95         $    13.63        $     29.38
  Investment in portfolio
     shares, at cost..........    $17,940,980       $8,031,738         $5,211,990         $3,717,291        $53,680,541


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                        SUBACCOUNTS
                                ------------------------------------------------------------------------------------------
                                                                          AST                AST
                                 AST NEUBERGER       AST PIMCO     ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN  AST T. ROWE PRICE
                                 BERMAN MID-CAP  LIMITED MATURITY      CORE VALUE       MANAGED INDEX    NATURAL RESOURCES
                                VALUE PORTFOLIO   BOND PORTFOLIO       PORTFOLIO        500 PORTFOLIO        PORTFOLIO
                                ---------------  ----------------  -----------------  -----------------  -----------------


INVESTMENT INCOME
  Dividend income.............     $   65,693        $145,140           $ 12,251           $ 27,455          $  114,780
                                   ----------        --------           --------           --------          ----------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk and
     for administration.......        260,097         102,935             35,350             50,830             723,441
                                   ----------        --------           --------           --------          ----------

NET INVESTMENT INCOME (LOSS)..       (194,404)         42,205            (23,099)           (23,375)           (608,661)
                                   ----------        --------           --------           --------          ----------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
  Capital gains distributions
     received.................      2,011,525               0             54,312                  0           2,662,398
  Realized gain (loss) on
     shares redeemed..........       (408,981)          5,210             19,381             36,669             231,965
  Net change in unrealized
     gain (loss) on
     investments..............       (254,603)         96,601            402,005            358,911           1,995,851
                                   ----------        --------           --------           --------          ----------

NET GAIN (LOSS) ON
     INVESTMENTS..............      1,347,941         101,811            475,698            395,580           4,890,214
                                   ----------        --------           --------           --------          ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...............     $1,153,537        $144,016           $452,599           $372,205          $4,281,553
                                   ==========        ========           ========           ========          ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A13

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE                    AST JPMORGAN     AST T. ROWE   AST AGGRESSIVE       AST CAPITAL       AST BALANCED
 ASSET ALLOCATION  AST MFS GLOBAL    INTERNATIONAL   PRICE GLOBAL  ASSET ALLOCATION     GROWTH ASSET     ASSET ALLOCATION
    PORTFOLIO     EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO     PORTFOLIO    ALLOCATION PORTFOLIO     PORTFOLIO
----------------- ---------------- ---------------- -------------- ---------------- -------------------- ----------------




   $11,426,748       $7,572,094       $14,739,051     $7,289,159      $39,020,471       $715,916,999       $649,011,114
   -----------       ----------       -----------     ----------      -----------       ------------       ------------
   $11,426,748       $7,572,094       $14,739,051     $7,289,159      $39,020,471       $715,916,999       $649,011,114
   ===========       ==========       ===========     ==========      ===========       ============       ============


   $11,426,748       $7,572,094       $14,739,051     $7,289,159      $39,020,471       $715,916,999       $649,011,114
   -----------       ----------       -----------     ----------      -----------       ------------       ------------
   $11,426,748       $7,572,094       $14,739,051     $7,289,159      $39,020,471       $715,916,999       $649,011,114
   ===========       ==========       ===========     ==========      ===========       ============       ============

     1,012,731          606,014         1,170,827        736,041        3,487,834         64,775,630         59,537,127
   ===========       ==========       ===========     ==========      ===========       ============       ============

       647,775          518,637           604,803        630,005        3,378,396         63,020,863         58,051,084
   $     17.64       $    14.60       $     24.37     $    11.57      $     11.55       $      11.36       $      11.18

   $11,028,588       $6,886,352       $12,969,361     $7,096,368      $35,761,008       $663,094,729       $604,146,995






                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

AST T. ROWE PRICE                    AST JPMORGAN     AST T. ROWE   AST AGGRESSIVE       AST CAPITAL       AST BALANCED
 ASSET ALLOCATION  AST MFS GLOBAL    INTERNATIONAL   PRICE GLOBAL  ASSET ALLOCATION     GROWTH ASSET     ASSET ALLOCATION
    PORTFOLIO     EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO     PORTFOLIO    ALLOCATION PORTFOLIO     PORTFOLIO
----------------- ---------------- ---------------- -------------- ---------------- -------------------- ----------------



     $ 57,647         $ 14,903        $   66,292       $ 73,296       $        0         $         0        $         0
     --------         --------        ----------       --------       ----------         -----------        -----------




       85,575           67,804           154,672         94,016          304,732           7,498,166          7,021,815
     --------         --------        ----------       --------       ----------         -----------        -----------

      (27,928)         (52,901)          (88,380)       (20,720)        (304,732)         (7,498,166)        (7,021,815)
     --------         --------        ----------       --------       ----------         -----------        -----------



      224,080          241,975                 0         44,685                0                   0                  0

       31,841           73,268           180,622         (4,036)         112,379           1,898,222          1,013,158

      352,127          584,530         1,517,548        240,899        3,265,767          52,900,422         44,904,234
     --------         --------        ----------       --------       ----------         -----------        -----------


      608,048          899,773         1,698,170        281,548        3,378,146          54,798,644         45,917,392
     --------         --------        ----------       --------       ----------         -----------        -----------



     $580,120         $846,872        $1,609,790       $260,828       $3,073,414         $47,300,478        $38,895,577
     ========         ========        ==========       ========       ==========         ===========        ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A14

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2006





                                                                      SUBACCOUNTS
                                ---------------------------------------------------------------------------------------
                                                                                         AST FIRST TRUST
                                AST CONSERVATIVE   AST PRESERVATION   AST FIRST TRUST        CAPITAL       AST ADVANCED
                                ASSET ALLOCATION   ASSET ALLOCATION   BALANCED TARGET     APPRECIATION      STRATEGIES
                                    PORTFOLIO          PORTFOLIO         PORTFOLIO      TARGET PORTFOLIO     PORTFOLIO
                                ----------------   ----------------   ---------------   ----------------   ------------


ASSETS
  Investment in the
     portfolios, at value....     $203,024,771        $55,169,064       $62,295,719        $75,157,348     $109,034,800
                                  ------------        -----------       -----------        -----------     ------------
  Net Assets.................     $203,024,771        $55,169,064       $62,295,719        $75,157,348     $109,034,800
                                  ============        ===========       ===========        ===========     ============

NET ASSETS, representing:
  Accumulation units.........     $203,024,771        $55,169,064       $62,295,719        $75,157,348     $109,034,800
                                  ------------        -----------       -----------        -----------     ------------
                                  $203,024,771        $55,169,064       $62,295,719        $75,157,348     $109,034,800
                                  ============        ===========       ===========        ===========     ============

  Units outstanding..........       18,790,094          5,216,358         5,918,415          7,226,320       10,307,670
                                  ============        ===========       ===========        ===========     ============

  Portfolio shares held......       18,323,535          5,089,397         5,811,168          7,076,963       10,095,815
  Portfolio net asset value
     per share...............     $      11.08        $     10.84       $     10.72        $     10.62     $      10.80
  Investment in portfolio
     shares, at cost.........     $190,592,665        $52,787,773       $59,172,118        $71,126,314     $103,752,242


STATEMENT OF OPERATIONS
For the period ended December 31, 2006


                                                                      SUBACCOUNTS
                                ---------------------------------------------------------------------------------------
                                                                                         AST FIRST TRUST
                                AST CONSERVATIVE   AST PRESERVATION   AST FIRST TRUST        CAPITAL       AST ADVANCED
                                ASSET ALLOCATION   ASSET ALLOCATION   BALANCED TARGET     APPRECIATION      STRATEGIES
                                    PORTFOLIO          PORTFOLIO         PORTFOLIO      TARGET PORTFOLIO     PORTFOLIO
                                ----------------   ----------------   ---------------   ----------------   ------------


INVESTMENT INCOME
  Dividend income............      $         0         $        0        $        0         $        0       $        0
                                  ------------        -----------       -----------        -----------     ------------

EXPENSES
  Charges to contract owners
     for assuming mortality
     risk and expense risk
     and for administration..        2,088,351            522,011           388,971            469,207          767,593
                                  ------------        -----------       -----------        -----------     ------------

NET INVESTMENT INCOME
  (LOSS).....................       (2,088,351)          (522,011)         (388,971)          (469,207)        (767,593)
                                  ------------        -----------       -----------        -----------     ------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS
  Capital gains distributions
     received................                0                  0                 0                  0                0
  Realized gain (loss) on
     shares redeemed.........          626,529            238,624            97,866            118,570          245,639
  Net change in unrealized
     gain (loss) on
     investments.............       12,436,092          2,382,382         3,123,601          4,031,034        5,282,558
                                  ------------        -----------       -----------        -----------     ------------

NET GAIN (LOSS) ON
     INVESTMENTS.............       13,062,621          2,621,006         3,221,467          4,149,604        5,528,197
                                  ------------        -----------       -----------        -----------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.........     $ 10,974,270        $ 2,098,995       $ 2,832,496        $ 3,680,397     $  4,760,604
                                  ============        ===========       ===========        ===========     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A15

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
  AST T. ROWE                                         AST
PRICE LARGE-CAP                                   PIMCO TOTAL                                     GARTMORE GVIT
     GROWTH     AST MONEY MARKET   AST SMALL-CAP  RETURN BOND AST INTERNATIONAL AST INTERNATIONAL   DEVELOPING  AIM V.I. PREMIER
   PORTFOLIO        PORTFOLIO    GROWTH PORTFOLIO  PORTFOLIO   VALUE PORTFOLIO   GROWTH PORTFOLIO    MARKETS       EQUITY FUND
--------------- ---------------- ---------------- ----------- ----------------- ----------------- ------------- ----------------




   $1,789,227      $9,197,252        $645,187      $3,413,104     $2,329,955        $1,942,721     $20,210,166        $   0
   ----------      ----------        --------      ----------     ----------        ----------     -----------        -----
   $1,789,227      $9,197,252        $645,187      $3,413,104     $2,329,955        $1,942,721     $20,210,166        $   0
   ==========      ==========        ========      ==========     ==========        ==========     ===========        =====


   $1,789,227      $9,197,252        $645,187      $3,413,104     $2,329,955        $1,942,721     $20,210,166        $   0
   ----------      ----------        --------      ----------     ----------        ----------     -----------        -----
   $1,789,227      $9,197,252        $645,187      $3,413,104     $2,329,955        $1,942,721     $20,210,166        $   0
   ==========      ==========        ========      ==========     ==========        ==========     ===========        =====

      170,951         899,074          65,095         331,319        214,394           183,231       1,265,381            0
   ==========      ==========        ========      ==========     ==========        ==========     ===========        =====

      164,754       9,197,252          40,124         298,609        123,671           117,385       1,288,914            0
   $    10.86      $     1.00        $  16.08      $    11.43     $    18.84        $    16.55     $     15.68        $0.00

   $1,709,858      $9,197,252        $614,097      $3,390,345     $2,177,260        $1,803,338     $17,342,210        $   0








                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                       AST
   AST T. ROWE                                     PIMCO TOTAL                                     GARTMORE GVIT
 PRICE LARGE-CAP AST MONEY MARKET   AST SMALL-CAP  RETURN BOND AST INTERNATIONAL AST INTERNATIONAL   DEVELOPING  AIM V.I. PREMIER
GROWTH PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO  PORTFOLIO   VALUE PORTFOLIO   GROWTH PORTFOLIO    MARKETS       EQUITY FUND
---------------- ---------------- ---------------- ----------- ----------------- ----------------- ------------- ----------------



      $     0          $89,148         $     0        $      0      $      0          $      0       $   84,306    $  1,299,931
    ---------        ---------        --------      ----------     ---------         ---------      -----------    ------------





        6,225           26,933           2,714          12,196         7,377             6,880          230,786         579,283
    ---------        ---------        --------      ----------     ---------         ---------      -----------    ------------

       (6,225)          62,215          (2,714)        (12,196)       (7,377)           (6,880)        (146,480)        720,648
    ---------        ---------        --------      ----------     ---------         ---------      -----------    ------------



            0                0               0               0             0                 0        1,408,794               0

        5,491                0            (223)          4,987         2,761               427           11,670     (23,573,549)

       79,369                0          31,090          22,759       152,695           139,383        2,303,044      29,200,745
    ---------        ---------        --------      ----------     ---------         ---------      -----------    ------------


       84,860                0          30,867          27,746       155,456           139,810        3,723,508       5,627,196
    ---------        ---------        --------      ----------     ---------         ---------      -----------    ------------



    $  78,635        $  62,215        $ 28,153      $   15,550     $ 148,079         $ 132,930      $ 3,577,028    $  6,347,844
    =========        =========        ========      ==========     =========         =========      ===========    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A16

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                  SUBACCOUNTS
                             ------------------------------------------------------------------------------------
                                PRUDENTIAL MONEY MARKET      PRUDENTIAL DIVERSIFIED         PRUDENTIAL EQUITY
                                       PORTFOLIO                 BOND PORTFOLIO                 PORTFOLIO
                             ----------------------------  --------------------------  --------------------------
                               01/01/2006     01/01/2005    01/01/2006    01/01/2005    01/01/2006    01/01/2005
                                   TO             TO            TO            TO            TO            TO
                               12/31/2006     12/31/2005    12/31/2006    12/31/2005    12/31/2006    12/31/2005
                             -------------  -------------  ------------  ------------  ------------  ------------


OPERATIONS
  Net investment income
     (loss)................  $   7,776,424  $   3,074,108  $ 12,252,201  $ 15,924,404  $ (1,676,253) $ (2,003,882)
  Capital gains
     distributions
     received..............              0              0     3,390,503     3,104,924             0             0
  Realized gain (loss) on
     shares redeemed.......              0              0    (1,917,204)      185,432    (4,870,322)  (16,708,474)
  Net change in unrealized
     gain (loss) on
     investments...........              0              0    (2,049,948)  (11,685,529)   49,868,964    60,319,315
                             -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.......      7,776,424      3,074,108    11,675,552     7,529,231    43,322,389    41,606,959
                             -------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments..............     39,583,527     25,973,296     1,205,304     1,039,019     4,925,902     9,659,650
  Surrenders, withdrawals
     and death benefits....    (70,925,725)   (62,482,427)  (58,559,232)  (64,622,933)  (59,088,141)  (56,559,288)
  Net transfers between
     other subaccounts or
     fixed rate option.....     72,362,266        (43,165)   (3,645,370)   (2,540,138)  (10,181,128)    8,247,822
  Withdrawal and other
     charges...............       (196,764)      (159,430)     (137,508)     (163,986)     (344,567)     (325,998)
                             -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS..........     40,823,304    (36,711,726)  (61,136,806)  (66,288,038)  (64,687,934)  (38,977,814)
                             -------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........     48,599,728    (33,637,618)  (49,461,254)  (58,758,807)  (21,365,545)    2,629,145

NET ASSETS
  Beginning of period......    209,878,741    243,516,359   384,058,111   442,816,918   438,392,811   435,763,666
                             -------------  -------------  ------------  ------------  ------------  ------------
  End of period............  $ 258,478,469  $ 209,878,741  $334,596,857  $384,058,111  $417,027,266  $438,392,811
                             =============  =============  ============  ============  ============  ============
  Beginning units..........    183,245,546    213,892,002   241,749,366   283,870,233   249,849,581   266,362,367
                             -------------  -------------  ------------  ------------  ------------  ------------
  Units issued.............    224,716,223    153,718,217    12,565,409    15,432,921    12,304,175    40,581,187
  Units redeemed...........   (184,519,434)  (184,364,673)  (50,915,524)  (57,553,788)  (46,865,891)  (57,093,973)
                             -------------  -------------  ------------  ------------  ------------  ------------
  Ending units.............    223,442,335    183,245,546   203,399,251   241,749,366   215,287,865   249,849,581
                             =============  =============  ============  ============  ============  ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A17

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL FLEXIBLE
          MANAGED               PRUDENTIAL CONSERVATIVE                                         PRUDENTIAL HIGH YIELD
         PORTFOLIO                BALANCED PORTFOLIO         PRUDENTIAL VALUE PORTFOLIO            BOND PORTFOLIO
--------------------------    --------------------------    ----------------------------    ----------------------------
 01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006      01/01/2005      01/01/2006      01/01/2005
     TO             TO             TO             TO             TO              TO              TO              TO
 12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006      12/31/2005      12/31/2006      12/31/2005
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------



$   179,687    $   194,740    $   534,992    $   512,490    $       (184)   $   (233,309)   $ 12,177,777    $ 11,776,412

    413,599              0         94,797        511,745      15,472,976               0               0               0

    (95,219)      (377,559)       (22,801)      (423,229)     10,197,654       1,248,164      (8,755,571)    (11,508,635)

  2,311,472        974,063      2,978,213        261,179      48,675,780      55,481,776      12,565,141       3,768,417
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------



  2,809,539        791,244      3,585,201        862,185      74,346,226      56,496,631      15,987,347       4,036,194
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------



    124,121        125,285        112,794        278,625      10,476,188      16,256,015         526,197         719,220

 (4,572,317)    (5,421,580)    (7,467,071)    (9,346,996)    (58,804,292)    (53,091,429)    (32,249,084)    (38,024,426)


    (11,640)      (229,798)      (503,965)      (431,250)     13,819,291       9,960,551      (2,210,137)     (3,470,112)
          0              0              0              0        (340,295)       (291,812)        (74,497)        (91,653)
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------




 (4,459,836)    (5,526,093)    (7,858,242)    (9,499,621)    (34,849,108)    (27,166,675)    (34,007,521)    (40,866,971)
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------


 (1,650,297)    (4,734,849)    (4,273,041)    (8,637,436)     39,497,118      29,329,956     (18,020,174)    (36,830,777)


 29,354,488     34,089,337     45,267,863     53,905,299     426,327,180     396,997,224     203,526,632     240,357,409
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------
$27,704,191    $29,354,488    $40,994,822    $45,267,863    $465,824,298    $426,327,180    $185,506,458    $203,526,632
===========    ===========    ===========    ===========    ============    ============    ============    ============

 17,772,934     21,202,342     28,152,882     34,197,360     196,035,426     202,437,819     133,430,816     160,680,619
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------
    699,008        439,277        808,476        649,387      32,270,453      38,637,914       7,362,174      11,172,628
 (3,309,177)    (3,868,685)    (5,551,530)    (6,693,865)    (42,273,125)    (45,040,307)    (28,926,749)    (38,422,431)
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------
 15,162,765     17,772,934     23,409,828     28,152,882     186,032,754     196,035,426     111,866,241     133,430,816
===========    ===========    ===========    ===========    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A18

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                   SUBACCOUNTS
                              -------------------------------------------------------------------------------------
                                  PRUDENTIAL NATURAL
                                      RESOURCES              PRUDENTIAL STOCK INDEX
                                      PORTFOLIO                    PORTFOLIO            PRUDENTIAL GLOBAL PORTFOLIO
                              -------------------------   ---------------------------   ---------------------------
                               01/01/2006    01/01/2005    01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                   TO            TO            TO             TO             TO             TO
                               12/31/2006    12/31/2005    12/31/2006     12/31/2005     12/31/2006     12/31/2005
                              -----------   -----------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)................   $   100,391   $  (199,053)  $    535,143   $     23,031   $ (1,108,147)  $ (1,057,022)
  Capital gains
     distributions
     received..............     2,906,033     1,127,518      1,787,812     16,740,469              0              0
  Realized gain (loss) on
     shares redeemed.......     1,350,198       851,203      1,129,663     (7,350,862)     1,573,523     (3,461,790)
  Net change in unrealized
     gain (loss) on
     investments...........    (1,007,919)    4,521,391     77,661,875      9,207,763     21,867,218     21,340,112
                              -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.......     3,348,703     6,301,059     81,114,493     18,620,401     22,332,594     16,821,300
                              -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments..............        33,751        70,375     10,257,663     23,225,886      2,909,857      4,679,580
  Surrenders, withdrawals
     and death benefits....    (2,169,984)   (1,972,363)   (80,438,715)   (73,909,593)   (16,997,955)   (13,765,966)
  Net transfers between
     other subaccounts or
     fixed rate option.....       (90,236)    1,120,442    (24,570,702)   (14,785,853)       803,904     (4,029,339)
  Withdrawal and other
     charges...............             0             0       (695,808)      (661,930)      (142,603)      (121,972)
                              -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS..........    (2,226,469)     (781,546)   (95,447,562)   (66,131,490)   (13,426,797)   (13,237,697)
                              -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........     1,122,234     5,519,513    (14,333,069)   (47,511,089)     8,905,797      3,583,603

NET ASSETS
  Beginning of period......    17,302,668    11,783,155    645,582,997    693,094,086    131,804,408    128,220,805
                              -----------   -----------   ------------   ------------   ------------   ------------
  End of period............   $18,424,902   $17,302,668   $631,249,928   $645,582,997   $140,710,205   $131,804,408
                              ===========   ===========   ============   ============   ============   ============

  Beginning units..........     3,343,485     3,501,077    407,097,676    443,160,103     83,554,243     92,114,846
                              -----------   -----------   ------------   ------------   ------------   ------------
  Units issued.............       343,428       537,765     23,683,536     49,082,867     10,366,636     11,554,308
  Units redeemed...........      (732,552)     (695,357)   (77,602,761)   (85,145,294)   (17,637,042)   (20,114,911)
                              -----------   -----------   ------------   ------------   ------------   ------------
  Ending units.............     2,954,361     3,343,485    353,178,451    407,097,676     76,283,837     83,554,243
                              ===========   ===========   ============   ============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A19

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                      PRUDENTIAL SMALL                 T. ROWE PRICE
     PRUDENTIAL JENNISON               CAPITALIZATION               INTERNATIONAL STOCK           T. ROWE PRICE EQUITY
          PORTFOLIO                    STOCK PORTFOLIO                   PORTFOLIO                  INCOME PORTFOLIO
----------------------------    ----------------------------    --------------------------    ----------------------------
 01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006     01/01/2005     01/01/2006      01/01/2005
     TO              TO              TO              TO              TO             TO             TO              TO
 12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006     12/31/2005     12/31/2006      12/31/2005
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------



$ (6,475,965)   $ (7,844,782)   $ (1,017,421)   $   (994,377)   $   (96,847)   $    72,220    $    238,995    $    240,902

           0               0       5,781,766       7,377,098        147,964        135,437       3,986,181       7,233,320

 (11,372,036)    (26,600,394)      6,477,477       4,359,106      1,272,241        500,113       5,047,834       3,643,661

  16,651,377     104,537,581       3,596,628      (3,857,770)     5,507,085      4,707,177      14,185,714      (7,394,507)
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------



  (1,196,624)     70,092,405      14,838,450       6,884,057      6,830,443      5,414,947      23,458,724       3,723,376
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------



   9,715,746      15,023,848         508,527         533,120        127,599        242,431         398,685         866,798

 (73,716,783)    (72,804,314)    (17,720,143)    (16,497,915)    (5,605,088)    (5,933,509)    (22,328,280)    (22,761,999)


 (18,181,108)    (22,712,444)     (1,625,266)      3,576,832      1,703,895      1,553,060      (3,025,744)      3,917,222
    (484,963)       (488,643)        (35,854)        (40,261)       (13,886)       (14,713)        (50,311)        (58,840)
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------




 (82,667,108)    (80,981,553)    (18,872,736)    (12,428,224)    (3,787,480)    (4,152,731)    (25,005,650)    (18,036,819)
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------


 (83,863,732)    (10,889,148)     (4,034,286)     (5,544,167)     3,042,963      1,262,216      (1,546,926)    (14,313,443)


 609,136,412     620,025,560     122,366,449     127,910,616     41,740,965     40,478,749     150,482,985     164,796,428
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------
$525,272,680    $609,136,412    $118,332,163    $122,366,449    $44,783,928    $41,740,965    $148,936,059    $150,482,985
============    ============    ============    ============    ===========    ===========    ============    ============

 372,672,622     421,799,695      50,766,359      56,065,626     31,878,652     35,381,727      75,164,589      84,329,331
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------
  31,388,764      36,436,469       4,767,711       7,479,151      4,134,435      4,862,644       4,165,109       9,099,343
 (80,501,420)    (85,563,542)    (12,151,160)    (12,778,418)    (6,867,985)    (8,365,719)    (15,934,633)    (18,264,085)
------------    ------------    ------------    ------------    -----------    -----------    ------------    ------------
 323,559,966     372,672,622      43,382,910      50,766,359     29,145,102     31,878,652      63,395,065      75,164,589
============    ============    ============    ============    ===========    ===========    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A20

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                   SUBACCOUNTS
                             ---------------------------------------------------------------------------------------
                              PREMIER VIT OPCAP MANAGED      PREMIER VIT OPCAP SMALL
                                      PORTFOLIO                   CAP PORTFOLIO           AIM V.I. CORE EQUITY FUND
                             ---------------------------   ---------------------------   ---------------------------
                              01/01/2006     01/01/2005     01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                  TO             TO             TO             TO             TO             TO
                              12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
                             ------------   ------------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)...............   $    674,868   $   (290,396)  $ (1,099,945)  $ (1,157,449)  $ (1,086,203)  $     27,179
  Capital gains
     distributions
     received.............     18,127,497      6,153,227      4,436,896     12,321,434              0              0
  Realized gain (loss) on
     shares redeemed......       (919,479)       574,999      3,287,890      2,233,779      1,524,131       (192,493)
  Net change in unrealized
     gain (loss) on
     investments..........     (5,355,665)       327,457      9,542,066    (15,690,182)    18,652,413      2,963,205
                             ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS......     12,527,221      6,765,287     16,166,907     (2,292,418)    19,090,341      2,797,891
                             ------------   ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER
     TRANSACTIONS
  Contract owner net
     payments.............        543,452        950,087        241,687        467,797        511,755        276,436
  Surrenders, withdrawals
     and death benefits...    (27,019,183)   (28,567,372)   (12,465,080)   (12,659,882)   (24,825,092)   (11,841,646)
  Net transfers between
     other subaccounts or
     fixed rate option....     (4,463,506)    (5,382,872)    (1,648,734)    (5,678,069)   117,956,145     (3,240,493)
  Withdrawal and other
     charges..............        (76,039)       (94,228)       (27,048)       (31,767)       (69,565)       (39,049)
                             ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS.........    (31,015,276)   (33,094,385)   (13,899,175)   (17,901,921)    93,573,243    (14,844,752)
                             ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS........    (18,488,055)   (26,329,098)     2,267,732    (20,194,339)   112,663,584    (12,046,861)

NET ASSETS
  Beginning of period.....    173,818,916    200,148,014     78,203,881     98,398,220     75,485,749     87,532,610
                             ------------   ------------   ------------   ------------   ------------   ------------
  End of period...........   $155,330,861   $173,818,916   $ 80,471,613   $ 78,203,881   $188,149,333   $ 75,485,749
                             ============   ============   ============   ============   ============   ============

  Beginning units.........    110,586,157    132,223,393     37,520,547     46,584,707     48,774,882     58,701,262
                             ------------   ------------   ------------   ------------   ------------   ------------
  Units issued............      2,132,074      3,344,154      2,811,674      3,620,110     78,229,234      2,071,112
  Units redeemed..........    (21,331,938)   (24,981,390)    (8,783,652)   (12,684,270)   (21,485,235)   (11,997,492)
                             ------------   ------------   ------------   ------------   ------------   ------------
  Ending units............     91,386,293    110,586,157     31,548,569     37,520,547    105,518,881     48,774,882
                             ============   ============   ============   ============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A21

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                                  JANUS ASPEN INTERNATIONAL
    JANUS ASPEN LARGE CAP                  GROWTH
   GROWTH - INSTITUTIONAL         PORTFOLIO - INSTITUTIONAL       MFS VIT - RESEARCH BOND
           SHARES                          SHARES                         SERIES
----------------------------    ----------------------------    --------------------------
 01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006     01/01/2005
     TO              TO              TO              TO              TO             TO
 12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006     12/31/2005
------------    ------------    ------------    ------------    -----------    -----------



$ (1,093,745)   $ (1,412,356)   $  1,216,811    $   (327,827)   $  (328,831)   $  (381,319)

           0               0               0               0              0              0

  (5,229,424)     (9,458,633)     14,521,850       3,562,660        (69,728)      (838,873)

  17,377,071      13,941,184      64,954,734      43,383,838      3,563,195      3,705,802
------------    ------------    ------------    ------------    -----------    -----------




  11,053,902       3,070,195      80,693,395      46,618,671      3,164,636      2,485,610
------------    ------------    ------------    ------------    -----------    -----------



     410,657         345,050         626,181         503,970         92,318         71,559

 (17,951,686)    (18,433,869)    (32,169,714)    (23,046,183)    (6,422,128)    (6,804,128)


  (5,499,591)     (8,708,739)        464,131      (3,189,605)      (869,255)      (896,465)

     (62,720)        (76,999)        (82,616)        (79,852)       (15,603)       (19,625)
------------    ------------    ------------    ------------    -----------    -----------





 (23,103,340)    (26,874,557)    (31,162,018)    (25,811,670)    (7,214,668)    (7,648,659)
------------    ------------    ------------    ------------    -----------    -----------



 (12,049,438)    (23,804,362)     49,531,377      20,807,001     (4,050,032)    (5,163,049)


 126,204,103     150,008,465     192,823,721     172,016,720     40,404,217     45,567,266
------------    ------------    ------------    ------------    -----------    -----------
$114,154,665    $126,204,103    $242,355,098    $192,823,721    $36,354,185    $40,404,217
============    ============    ============    ============    ===========    ===========

  88,674,396     108,636,431      81,367,198      94,695,241     27,680,136     33,162,132
------------    ------------    ------------    ------------    -----------    -----------
   2,725,290       6,353,033       9,239,458      10,224,870      1,281,777      1,489,848
 (18,303,721)    (26,315,068)    (20,035,883)    (23,552,913)    (6,095,165)    (6,971,844)
------------    ------------    ------------    ------------    -----------    -----------
  73,095,965      88,674,396      70,570,773      81,367,198     22,866,748     27,680,136
============    ============    ============    ============    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A22

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                   SUBACCOUNTS
                               -----------------------------------------------------------------------------------
                                                                CREDIT SUISSE TRUST      AMERICAN CENTURY VP VALUE
                                MFS EMERGING GROWTH SERIES        GLOBAL SMALL CAP                  FUND
                               ---------------------------   -------------------------   -------------------------
                                01/01/2006     01/01/2005     01/01/2006    01/01/2005    01/01/2006    01/01/2005
                                    TO             TO             TO            TO            TO            TO
                                12/31/2006     12/31/2005     12/31/2006    12/31/2005    12/31/2006    12/31/2005
                               ------------   ------------   -----------   -----------   -----------   -----------


OPERATIONS
  Net investment income
     (loss).................   $ (1,431,904)  $ (1,572,189)  $  (326,848)  $  (331,262)  $    15,756   $  (293,265)
  Capital gains
     distributions
     received...............              0              0             0             0     4,997,207     6,246,311
  Realized gain (loss) on
     shares redeemed........     (3,736,670)    (7,816,219)       52,275      (876,560)    1,628,883     1,748,794
  Net change in unrealized
     gain (loss) on
     investments............     11,368,719     17,111,670     2,859,637     4,424,556     2,142,988    (5,702,488)
                               ------------   ------------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS........      6,200,145      7,723,262     2,585,064     3,216,734     8,784,834     1,999,352
                               ------------   ------------   -----------   -----------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments...............        320,210        282,164       118,540        50,446       153,948     1,647,926
  Surrenders, withdrawals
     and death benefits.....    (15,846,977)   (15,731,271)   (3,648,248)   (3,017,768)   (8,853,793)   (9,833,652)
  Net transfers between
     other subaccounts or
     fixed rate option......     (4,342,091)    (7,270,979)   (1,000,555)     (612,507)     (164,739)      351,534
  Withdrawal and other
     charges................        (52,613)       (64,560)      (10,016)      (11,332)      (18,992)      (22,423)
                               ------------   ------------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS...........    (19,921,471)   (22,784,646)   (4,540,279)   (3,591,161)   (8,883,576)   (7,856,615)
                               ------------   ------------   -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS.............    (13,721,326)   (15,061,384)   (1,955,215)     (374,427)      (98,742)   (5,857,263)

NET ASSETS
  Beginning of period.......    111,071,202    126,132,586    24,547,803    24,922,230    58,037,186    63,894,449
                               ------------   ------------   -----------   -----------   -----------   -----------
  End of period.............   $ 97,349,876   $111,071,202   $22,592,588   $24,547,803   $57,938,444   $58,037,186
                               ============   ============   ===========   ===========   ===========   ===========

  Beginning units...........     80,363,288     98,290,772    19,129,672    22,246,516    30,622,715    34,892,219
                               ------------   ------------   -----------   -----------   -----------   -----------
  Units issued..............      2,723,794      3,627,055     1,498,054     2,799,093     3,029,505     4,688,276
  Units redeemed............    (16,871,958)   (21,554,539)   (4,851,925)   (5,915,937)   (7,525,993)   (8,957,780)
                               ------------   ------------   -----------   -----------   -----------   -----------
  Ending units..............     66,215,124     80,363,288    15,775,801    19,129,672    26,126,227    30,622,715
                               ============   ============   ===========   ===========   ===========   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A23

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                  PRUDENTIAL DIVERSIFIED
  FRANKLIN SMALL - MID CAP       PRUDENTIAL JENNISON 20/20          CONSERVATIVE GROWTH
     GROWTH SECURITIES                FOCUS PORTFOLIO                    PORTFOLIO                 DAVIS VALUE PORTFOLIO
---------------------------    ----------------------------    ----------------------------    ----------------------------
 01/01/2006     01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005
     TO             TO              TO              TO              TO              TO              TO              TO
 12/31/2006     12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



$  (679,858)   $   (745,362)   $   (806,077)   $   (753,601)   $  2,634,896    $  2,574,827    $   (436,232)   $   (308,768)

          0               0       5,034,775               0         581,739               0               0               0

   (559,789)     (1,843,875)      2,036,044         980,144       2,860,658       2,535,471       2,074,119       1,521,013

  4,644,399       4,031,486       3,295,743      12,042,155       1,062,198       2,730,333       7,117,647       4,049,436
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



  3,404,752       1,442,249       9,560,485      12,268,698       7,139,491       7,840,631       8,755,534       5,261,681
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



    194,032         122,356         358,809         335,070         767,914         722,543         169,780       3,295,693

 (7,289,719)     (6,921,090)    (11,930,400)     (8,573,349)    (21,801,072)    (22,210,088)    (11,001,806)    (12,536,561)


 (2,054,216)     (2,983,198)     11,247,247       9,958,462       2,634,427        (513,632)      5,565,032       1,099,053
    (22,412)        (27,221)        (29,026)        (27,737)        (51,572)        (58,383)        (19,584)        (22,598)
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




 (9,172,315)     (9,809,153)       (353,370)      1,692,446     (18,450,303)    (22,059,560)     (5,286,578)     (8,164,413)
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


 (5,767,563)     (8,366,904)      9,207,115      13,961,144     (11,310,812)    (14,218,929)      3,468,956      (2,902,732)


 51,692,857      60,059,761      76,014,319      62,053,175     143,304,253     157,523,182      68,608,248      71,510,980
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$45,925,294    $ 51,692,857    $ 85,221,434    $ 76,014,319    $131,993,441    $143,304,253    $ 72,077,204    $ 68,608,248
===========    ============    ============    ============    ============    ============    ============    ============

 33,252,845      39,929,116      52,852,609      51,736,138     106,143,747     123,176,004      61,958,336      69,705,276
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  1,674,159       4,902,886      13,963,256      12,797,348       6,890,914       5,635,885      10,550,005      11,243,279
 (7,363,085)    (11,579,157)    (14,165,108)    (11,680,877)    (20,317,947)    (22,668,142)    (15,117,233)    (18,990,219)
-----------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 27,563,919      33,252,845      52,650,757      52,852,609      92,716,714     106,143,747      57,391,108      61,958,336
===========    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A24

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                  SUBACCOUNTS
                             -------------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN LARGE     PRUDENTIAL SP T.ROWE PRICE
                                        CAP                   LARGE - CAP GROWTH        PRUDENTIAL SP DAVIS VALUE
                                       GROWTH                     PORTFOLIO                     PORTFOLIO
                             -------------------------   ---------------------------   ---------------------------
                              01/01/2006    01/01/2005    01/01/2006     01/01/2005     01/01/2006     01/01/2005
                                  TO            TO            TO             TO             TO             TO
                              12/31/2006    12/31/2005    12/31/2006     12/31/2005     12/31/2006     12/31/2005
                             -----------   -----------   ------------   ------------   ------------   ------------


OPERATIONS
  Net investment income
     (loss)................  $  (145,636)  $  (146,642)  $   (955,441)  $   (870,313)  $ (1,974,102)  $ (1,650,151)
  Capital gains
     distributions
     received..............            0             0      7,445,996              0      4,014,858     23,511,300
  Realized gain (loss) on
     shares redeemed.......       74,305      (174,009)       508,628        581,383      6,588,104      3,081,432
  Net change in unrealized
     gain (loss) on
     investments...........     (232,820)    1,595,857     (4,651,390)     7,870,042     21,436,987     (7,195,824)
                             -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS.......     (304,151)    1,275,206      2,347,793      7,581,112     30,065,847     17,746,757
                             -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments..............       39,258       956,862      3,532,886      3,811,192     10,511,013     18,436,514
  Surrenders, withdrawals
     and death benefits....   (1,686,528)   (2,584,759)    (5,011,963)    (3,832,314)   (25,699,897)   (16,039,171)
  Net transfers between
     other subaccounts or
     fixed rate option.....      427,506       325,543       (290,172)    (1,092,616)    (7,681,335)    (4,738,940)
  Withdrawal and other
     charges...............       (3,450)       (4,144)      (125,847)      (109,082)      (462,943)      (425,176)
                             -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS..........   (1,223,214)   (1,306,498)    (1,895,096)    (1,222,820)   (23,333,162)    (2,766,773)
                             -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........   (1,527,365)      (31,292)       452,697      6,358,292      6,732,685     14,979,984

NET ASSETS
  Beginning of period......   11,254,687    11,285,979     59,791,004     53,432,712    243,820,277    228,840,293
                             -----------   -----------   ------------   ------------   ------------   ------------
  End of period............  $ 9,727,322   $11,254,687   $ 60,243,701   $ 59,791,004   $250,552,962   $243,820,277
                             ===========   ===========   ============   ============   ============   ============

  Beginning units..........   17,224,572    19,559,751     57,241,744     60,176,615    185,836,395    189,703,912
                             -----------   -----------   ------------   ------------   ------------   ------------
  Units issued.............    2,966,103     3,117,804      8,134,217      9,685,721     18,333,804     31,802,115
  Units redeemed...........   (4,995,641)   (5,452,983)   (11,156,472)   (12,620,592)   (36,057,308)   (35,669,632)
                             -----------   -----------   ------------   ------------   ------------   ------------
  Ending units.............   15,195,034    17,224,572     54,219,489     57,241,744    168,112,891    185,836,395
                             ===========   ===========   ============   ============   ============   ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A25

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
   PRUDENTIAL SP SMALL CAP                                                                       PRUDENTIAL SP PIMCO HIGH
            VALUE                 PRUDENTIAL SP SMALL-CAP        PRUDENTIAL SP PIMCO TOTAL                 YIELD
          PORTFOLIO                   GROWTH PORTFOLIO               RETURN PORTFOLIO                    PORTFOLIO
----------------------------    ---------------------------    ----------------------------    ----------------------------
 01/01/2006      01/01/2005      01/01/2006     01/01/2005      01/01/2006      01/01/2005      01/01/2006      01/01/2005
     TO              TO              TO             TO              TO              TO              TO              TO
 12/31/2006      12/31/2005      12/31/2006     12/31/2005      12/31/2006      12/31/2005      12/31/2006      12/31/2005
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------



$ (2,349,692)   $ (2,330,433)   $  (672,905)   $   (598,496)   $ 11,859,849    $ 14,937,975    $ 10,636,930    $  9,373,638

  36,429,250      25,276,567              0               0               0       8,173,454       1,714,194       2,712,916

   2,811,424       3,784,154        831,740         291,398      (1,222,088)        906,429          (1,061)        749,369

 (10,028,572)    (19,811,506)     3,809,234         770,574      (1,890,850)    (20,179,812)      1,543,842      (8,389,007)
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------



  26,862,410       6,918,782      3,968,069         463,476       8,746,911       3,838,046      13,893,905       4,446,916
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------



   4,626,658      21,085,909      2,350,991       4,388,235      17,130,252      34,218,653       6,055,059      17,885,556

 (19,309,803)    (16,478,645)    (3,676,358)     (2,300,517)    (54,878,386)    (47,726,383)    (16,476,824)    (16,052,943)


 (14,544,074)       (250,597)      (541,308)         20,758      (6,758,001)      5,866,695      (8,622,375)     (3,639,342)
    (459,103)       (409,054)       (96,889)        (77,897)       (686,339)       (650,901)       (392,938)       (365,277)
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------




 (29,686,322)      3,947,613     (1,963,564)      2,030,579     (45,192,474)     (8,291,936)    (19,437,078)     (2,172,006)
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------


  (2,823,912)     10,866,395      2,004,505       2,494,055     (36,445,563)     (4,453,890)     (5,543,173)      2,274,910


 224,147,356     213,280,961     39,327,683      36,833,628     466,974,402     471,428,292     191,575,200     189,300,290
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------
$221,323,444    $224,147,356    $41,332,188    $ 39,327,683    $430,528,839    $466,974,402    $186,032,027    $191,575,200
============    ============    ===========    ============    ============    ============    ============    ============

 151,549,798     149,233,424     39,603,085      38,776,789     398,806,077     403,101,649     145,354,556     146,925,441
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------
  11,424,032      40,666,757      7,036,724      12,128,237      51,983,625      89,517,837      14,462,247      37,496,619
 (30,658,328)    (38,350,383)    (9,141,528)    (11,301,941)    (89,004,715)    (93,813,409)    (28,818,648)    (39,067,504)
------------    ------------    -----------    ------------    ------------    ------------    ------------    ------------
 132,315,502     151,549,798     37,498,281      39,603,085     361,784,987     398,806,077     130,998,155     145,354,556
============    ============    ===========    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A26

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                  SUBACCOUNTS
                              -----------------------------------------------------------------------------------
                                JANUS ASPEN LARGE CAP
                                        GROWTH              PRUDENTIAL SP LARGE CAP
                                 PORTFOLIO - SERVICE                 VALUE                PRUDENTIAL SP AIM CORE
                                        SHARES                     PORTFOLIO                 EQUITY PORTFOLIO
                              -------------------------   ---------------------------   -------------------------
                               01/01/2006    01/01/2005    01/01/2006     01/01/2005     01/01/2006    01/01/2005
                                   TO            TO            TO             TO             TO            TO
                               12/31/2006    12/31/2005    12/31/2006     12/31/2005     12/31/2006    12/31/2005
                              -----------   -----------   ------------   ------------   -----------   -----------


OPERATIONS
  Net investment income
     (loss).................  $  (293,918)  $  (320,207)  $   (256,670)  $   (781,670)  $  (196,132)  $  (166,283)
  Capital gains
     distributions
     received...............            0             0      5,081,336      2,578,872     1,596,679             0
  Realized gain (loss) on
     shares redeemed........      475,493       137,201      4,631,394      2,811,229       664,648       416,012
  Net change in unrealized
     gain (loss) on
     investments............    1,792,943       673,073      6,079,139        703,945     1,718,731       577,096
                              -----------   -----------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS........    1,974,518       490,067     15,535,199      5,312,376     3,783,926       826,825
                              -----------   -----------   ------------   ------------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net
     payments...............    1,320,907     1,767,048      1,003,336     11,218,607     1,005,138     2,106,951
  Surrenders, withdrawals
     and death benefits.....   (1,906,714)   (1,714,278)   (11,371,768)    (8,959,942)   (3,050,911)   (1,980,207)
  Net transfers between
     other subaccounts or
     fixed rate option......     (369,511)   (1,089,399)   (12,248,805)     6,648,927      (465,105)       58,241
  Withdrawal and other
     charges................      (45,493)      (41,469)      (178,422)      (155,278)      (51,723)      (46,630)
                              -----------   -----------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM CONTRACT OWNER
     TRANSACTIONS...........   (1,000,811)   (1,078,098)   (22,795,659)     8,752,314    (2,562,601)      138,355
                              -----------   -----------   ------------   ------------   -----------   -----------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS.............      973,707      (588,031)    (7,260,460)    14,064,690     1,221,325       965,180

NET ASSETS
  Beginning of period.......   21,743,644    22,331,675    108,300,922     94,236,232    28,299,418    27,334,238
                              -----------   -----------   ------------   ------------   -----------   -----------
  End of period.............  $22,717,351   $21,743,644   $101,040,462   $108,300,922   $29,520,743   $28,299,418
                              ===========   ===========   ============   ============   ===========   ===========

  Beginning units...........   24,175,461    26,094,846     84,381,837     77,840,739    28,460,491    28,927,452
                              -----------   -----------   ------------   ------------   -----------   -----------
  Units issued..............    2,904,590     4,361,603      3,481,951     29,167,477     2,235,493     4,898,050
  Units redeemed............   (4,408,868)   (6,280,988)   (20,810,944)   (22,626,379)   (4,859,012)   (5,365,011)
                              -----------   -----------   ------------   ------------   -----------   -----------
  Ending units..............   22,671,183    24,175,461     67,052,844     84,381,837    25,836,972    28,460,491
                              ===========   ===========   ============   ============   ===========   ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A27

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------

  PRUDENTIAL SP STRATEGIC
         PARTNERS             PRUDENTIAL SP MID CAP GROWTH     SP PRUDENTIAL U.S. EMERGING
 FOCUSED GROWTH PORTFOLIO               PORTFOLIO                   GROWTH PORTFOLIO
--------------------------    ----------------------------    ----------------------------
 01/01/2006     01/01/2005     01/01/2006      01/01/2005      01/01/2006      01/01/2005
     TO             TO             TO              TO              TO              TO
 12/31/2006     12/31/2005     12/31/2006      12/31/2005      12/31/2006      12/31/2005
-----------    -----------    ------------    ------------    ------------    ------------



$  (497,896)   $  (436,880)   $ (1,854,302)   $ (1,773,781)   $ (2,511,466)   $ (2,062,216)

  2,119,931              0               0               0      12,328,044      18,576,610

    670,175        692,794       4,087,269       2,231,696       4,041,731       1,595,404

 (3,152,375)     3,435,147      (6,466,361)      7,045,991      (2,440,923)      4,930,506
-----------    -----------    ------------    ------------    ------------    ------------



   (860,165)     3,691,061      (4,233,394)      7,503,906      11,417,386      23,040,304
-----------    -----------    ------------    ------------    ------------    ------------



  2,147,618      2,929,254       3,541,936      11,070,912       7,991,022      14,013,578

 (2,695,049)    (1,930,167)    (10,555,437)     (7,540,102)    (12,933,767)     (8,584,704)


     86,453      1,514,349      (9,235,529)     20,816,144      (8,936,571)     20,462,030
    (59,586)       (51,911)       (252,055)       (223,090)       (324,994)       (267,234)
-----------    -----------    ------------    ------------    ------------    ------------




   (520,564)     2,461,525     (16,501,085)     24,123,864     (14,204,310)     25,623,670
-----------    -----------    ------------    ------------    ------------    ------------


 (1,380,729)     6,152,586     (20,734,479)     31,627,770      (2,786,924)     48,663,974


 32,169,917     26,017,331     124,278,059      92,650,289     156,928,283     108,264,309
-----------    -----------    ------------    ------------    ------------    ------------
$30,789,188    $32,169,917    $103,543,580    $124,278,059    $154,141,359    $156,928,283
===========    ===========    ============    ============    ============    ============

 29,853,860     28,429,602     118,076,359      95,142,820     114,303,297      93,664,569
-----------    -----------    ------------    ------------    ------------    ------------
  6,656,995      8,673,302      12,236,156      58,029,480      19,216,598      49,131,035
 (7,654,332)    (7,249,044)    (31,002,948)    (35,095,941)    (29,970,959)    (28,492,307)
-----------    -----------    ------------    ------------    ------------    ------------
 28,856,523     29,853,860      99,309,567     118,076,359     103,548,936     114,303,297
===========    ===========    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A28

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005



                                                                   SUBACCOUNTS
                                          -------------------------------------------------------------
                                           PRUDENTIAL SP CONSERVATIVE     PRUDENTIAL SP BALANCED ASSET
                                           ASSET ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO
                                          ---------------------------   -------------------------------
                                           01/01/2006     01/01/2005      01/01/2006       01/01/2005
                                               TO             TO              TO               TO
                                           12/31/2006     12/31/2005      12/31/2006       12/31/2005
                                          ------------   ------------   --------------   --------------


OPERATIONS
  Net investment income (loss)..........  $ 10,491,673   $ (1,906,620)  $   10,241,787   $   (8,391,491)
  Capital gains distributions received..     9,020,871     15,754,443       20,728,207       28,541,150
  Realized gain (loss) on shares
     redeemed...........................     7,027,890      5,522,383       20,153,371       10,206,946
  Net change in unrealized gain (loss)
     on investments.....................    12,609,400      3,789,792       54,338,488       33,460,032
                                          ------------   ------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..........    39,149,834     23,159,998      105,461,853       63,816,637
                                          ------------   ------------   --------------   --------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments...........    14,132,392    162,746,860       37,422,700      421,371,087
  Surrenders, withdrawals and death
     benefits...........................   (56,221,510)   (42,660,061)     (89,526,567)     (63,097,609)
  Net transfers between other
     subaccounts or fixed rate option...    (6,178,233)    27,739,956      (34,149,296)      71,151,118
  Withdrawal and other charges..........      (936,641)      (800,392)      (2,253,858)      (1,811,394)
                                          ------------   ------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT OWNER
     TRANSACTIONS.......................   (49,203,992)   147,026,363      (88,507,021)     427,613,202
                                          ------------   ------------   --------------   --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................   (10,054,158)   170,186,361       16,954,832      491,429,839

NET ASSETS
  Beginning of period...................   603,052,233    432,865,872    1,263,779,736      772,349,897
                                          ------------   ------------   --------------   --------------
  End of period.........................  $592,998,075   $603,052,233   $1,280,734,568   $1,263,779,736
                                          ============   ============   ==============   ==============

  Beginning units.......................   413,947,172    368,692,494      772,288,551      636,614,087
                                          ------------   ------------   --------------   --------------
  Units issued..........................    31,934,422    131,017,800       61,749,203      267,261,849
  Units redeemed........................   (69,741,613)   (85,763,122)    (123,531,184)    (131,587,385)
                                          ------------   ------------   --------------   --------------
  Ending units..........................   376,139,981    413,947,172      710,506,570      772,288,551
                                          ============   ============   ==============   ==============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A29

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
                                      PRUDENTIAL SP AGGRESSIVE       PRUDENTIAL SP INTERNATIONAL
   PRUDENTIAL SP GROWTH ASSET                  GROWTH                          GROWTH
      ALLOCATION PORTFOLIO           ASSET ALLOCATION PORTFOLIO               PORTFOLIO
--------------------------------    ----------------------------    ----------------------------
  01/01/2006        01/01/2005       01/01/2006      01/01/2005      01/01/2006      01/01/2005
      TO                TO               TO              TO              TO              TO
  12/31/2006        12/31/2005       12/31/2006      12/31/2005      12/31/2006      12/31/2005
--------------    --------------    ------------    ------------    ------------    ------------



$      471,721    $   (9,710,264)   $    386,878    $ (1,984,517)   $    173,608    $   (712,287)
    16,698,104        23,715,519       3,770,998       4,927,915       6,926,970       3,115,642
    21,984,237         9,694,025       4,507,293       1,796,723       3,003,521       1,531,954
    74,917,309        44,912,109       9,665,867       7,633,077       6,419,977       6,591,023
--------------    --------------    ------------    ------------    ------------    ------------


   114,071,371        68,611,389      18,331,036      12,373,198      16,524,076      10,526,332
--------------    --------------    ------------    ------------    ------------    ------------


    36,910,200       427,838,765       3,338,407      25,314,484       7,984,831      10,794,872

   (60,617,715)      (39,846,844)    (11,240,601)     (6,046,274)     (7,119,759)     (4,338,616)

   (50,032,379)       47,604,714      (9,628,405)     10,277,529       3,068,004       3,791,972
    (2,264,293)       (1,732,873)       (490,339)       (398,235)       (182,211)       (128,275)
--------------    --------------    ------------    ------------    ------------    ------------



   (76,004,187)      433,863,762     (18,020,938)     29,147,504       3,750,865      10,119,953
--------------    --------------    ------------    ------------    ------------    ------------


    38,067,184       502,475,151         310,098      41,520,702      20,274,941      20,646,285

 1,099,498,635       597,023,484     159,065,129     117,544,427      83,907,994      63,261,709
--------------    --------------    ------------    ------------    ------------    ------------
$1,137,565,819    $1,099,498,635    $159,375,227    $159,065,129    $104,182,935    $ 83,907,994
==============    ==============    ============    ============    ============    ============

   593,162,776       477,746,127     112,978,849      92,088,746      65,435,957      58,452,618
--------------    --------------    ------------    ------------    ------------    ------------
    54,892,208       202,435,601       5,580,553      37,980,858      19,670,956      22,995,106
   (97,717,985)      (87,018,952)    (18,218,223)    (17,090,755)    (17,973,139)    (16,011,767)
--------------    --------------    ------------    ------------    ------------    ------------
   550,336,999       593,162,776     100,341,179     112,978,849      67,133,774      65,435,957
==============    ==============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A30

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005




                                                                   SUBACCOUNTS
                                 -------------------------------------------------------------------------------
                                 PRUDENTIAL SP INTERNATIONAL    EVERGREEN VA BALANCED      EVERGREEN VA GROWTH
                                       VALUE PORTFOLIO                   FUND                      FUND
                                 ---------------------------   -----------------------   -----------------------
                                  01/01/2006     01/01/2005    01/01/2006   01/01/2005   01/01/2006   01/01/2005
                                      TO             TO            TO           TO           TO           TO
                                  12/31/2006     12/31/2005    12/31/2006   12/31/2005   12/31/2006   12/31/2005
                                 ------------   ------------   ----------   ----------   ----------   ----------


OPERATIONS
  Net investment income
     (loss)....................  $   (153,656)  $   (858,931)  $    9,090   $    9,185   $  (22,565)  $  (22,939)
  Capital gains distributions
     received..................     1,116,378      6,300,490            0            0       63,010            0
  Realized gain (loss) on
     shares redeemed...........     3,553,045      1,254,808       23,457       29,775       48,518       37,698
  Net change in unrealized gain
     (loss) on investments.....    17,714,987      1,817,970       61,016       (1,130)      40,683       29,857
                                 ------------   ------------   ----------   ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS................    22,230,754      8,514,337       93,563       37,830      129,646       44,616
                                 ------------   ------------   ----------   ----------   ----------   ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..     7,598,898      9,680,868      134,069       79,494        8,990       39,813
  Surrenders, withdrawals and
     death benefits............    (7,287,268)    (5,503,963)    (156,925)    (163,638)     (93,662)    (139,627)
  Net transfers between other
     subaccounts or fixed rate
     option....................     4,320,208      4,017,247      (31,467)    (271,303)       4,446     (139,297)
  Withdrawal and other
     charges...................      (196,599)      (148,186)      (2,327)      (2,079)      (2,124)      (2,126)
                                 ------------   ------------   ----------   ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER
     TRANSACTIONS..............     4,435,239      8,045,966      (56,650)    (357,526)     (82,350)    (241,237)
                                 ------------   ------------   ----------   ----------   ----------   ----------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS................    26,665,993     16,560,303       36,913     (319,696)      47,296     (196,621)

NET ASSETS
  Beginning of period..........    80,894,938     64,334,635    1,234,063    1,553,759    1,339,099    1,535,720
                                 ------------   ------------   ----------   ----------   ----------   ----------
  End of period................  $107,560,931   $ 80,894,938   $1,270,976   $1,234,063   $1,386,395   $1,339,099
                                 ============   ============   ==========   ==========   ==========   ==========

  Beginning units..............    61,883,853     56,154,796    1,017,266    1,325,909      848,705    1,019,764
                                 ------------   ------------   ----------   ----------   ----------   ----------
  Units issued.................    17,076,081     19,471,361      153,091      196,401       64,845       56,071
  Units redeemed...............   (14,433,030)   (13,742,304)    (198,961)    (505,044)    (108,717)    (227,130)
                                 ------------   ------------   ----------   ----------   ----------   ----------
  Ending units.................    64,526,904     61,883,853      971,396    1,017,266      804,833      848,705
                                 ============   ============   ==========   ==========   ==========   ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A31

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                                              EVERGREEN VA
                              EVERGREEN VA SPECIAL        INTERNATIONAL EQUITY      EVERGREEN VA FUNDAMENTAL
 EVERGREEN VA OMEGA FUND           VALUES FUND                    FUND                   LARGE CAP FUND
------------------------    ------------------------    ------------------------    ------------------------
01/01/2006    01/01/2005    01/01/2006    01/01/2005    01/01/2006    01/01/2005    01/01/2006    01/01/2005
    TO            TO            TO            TO            TO            TO            TO            TO
12/31/2006    12/31/2005    12/31/2006    12/31/2005    12/31/2006    12/31/2005    12/31/2006    12/31/2005
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



$  (50,455)   $  (46,459)   $  (39,046)   $  (26,608)   $   41,089    $   12,737    $  (17,680)   $  (25,657)
         0             0       525,613       417,032       103,237             0        65,793             0

    72,435        56,031       129,556       104,221        68,595        17,640        99,095        52,618

    99,631        39,593       132,620      (161,923)      166,814       176,546       268,009       312,399
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



   121,611        49,165       748,743       332,722       379,735       206,923       415,217       339,360
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


   115,636        23,403        87,728       159,783       165,011       301,295        46,874        52,142

  (226,124)     (124,117)     (233,836)     (162,448)     (147,286)      (40,262)     (438,073)     (299,334)

  (183,486)     (269,892)       45,975        (1,147)       68,209       202,051         7,251     1,059,437
    (6,524)       (7,487)      (10,357)      (10,022)       (2,883)       (2,294)       (8,850)       (9,389)
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------




  (300,498)     (378,093)     (110,490)      (13,834)       83,051       460,790      (392,798)      802,856
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


  (178,887)     (328,928)      638,253       318,888       462,786       667,713        22,419     1,142,216


 3,140,508     3,469,436     4,151,892     3,833,004     1,730,007     1,062,294     4,117,759     2,975,543
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
$2,961,621    $3,140,508    $4,790,145    $4,151,892    $2,192,793    $1,730,007    $4,140,178    $4,117,759
==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

 2,202,758     2,483,750     2,585,613     2,603,188       124,000        86,839       343,937       266,436
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
   176,623       219,850       417,995       465,465        25,107        55,172        21,233       137,539
  (393,597)     (500,842)     (504,430)     (483,040)      (19,278)      (18,011)      (53,113)      (60,038)
----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
 1,985,784     2,202,758     2,499,178     2,585,613       129,829       124,000       312,057       343,937
==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A32

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                      SUBACCOUNTS
                                    ------------------------------------------------------------------------------
                                      AST ALLIANCEBERNSTEIN      AST AMERICAN CENTURY       AST AMERICAN CENTURY
                                         GROWTH & INCOME            INCOME & GROWTH          STRATEGIC BALANCED
                                            PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                    ------------------------   ------------------------   ------------------------
                                    01/01/2006   03/14/2005*   01/01/2006   03/14/2005*   01/01/2006   03/14/2005*
                                        TO            TO           TO            TO           TO            TO
                                    12/31/2006    12/31/2005   12/31/2006    12/31/2005   12/31/2006    12/31/2005
                                    ----------   -----------   ----------   -----------   ----------   -----------


OPERATIONS
  Net investment income (loss)....  $  (37,487)   $   (5,114)  $  (13,783)   $   (8,827)  $   (8,466)    $ (6,949)
  Capital gains distributions
     received.....................           0             0            0             0       28,647            0
  Realized gain (loss) on shares
     redeemed.....................      38,651         2,206       24,879         4,004        1,714          181
  Net change in unrealized gain
     (loss) on investments........     597,342        33,647      526,444        35,315      163,188       27,207
                                    ----------    ----------   ----------    ----------   ----------     --------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...................     598,506        30,739      537,540        30,492      185,083       20,439
                                    ----------    ----------   ----------    ----------   ----------     --------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments.....   2,900,150       684,550    1,899,972       972,483    1,646,385      491,932
  Surrenders, withdrawals and
     death benefits...............    (125,524)      (58,676)    (119,139)      (47,695)     (10,892)        (231)
  Net transfers between other
     subaccounts or fixed rate
     option.......................   2,278,702       520,232    1,364,866       494,472      155,950      387,548
  Withdrawal and other charges....      (1,873)          (84)      (4,619)         (234)        (820)         (87)
                                    ----------    ----------   ----------    ----------   ----------     --------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER TRANSACTIONS..   5,051,455     1,146,022    3,141,080     1,419,026    1,790,623      879,162
                                    ----------    ----------   ----------    ----------   ----------     --------

TOTAL INCREASE (DECREASE) IN NET
     ASSETS.......................   5,649,961     1,176,761    3,678,620     1,449,518    1,975,706      899,601

NET ASSETS
  Beginning of period.............   1,176,761             0    1,449,518             0      899,601            0
                                    ----------    ----------   ----------    ----------   ----------     --------
  End of period...................  $6,826,722    $1,176,761   $5,128,138    $1,449,518   $2,875,307     $899,601
                                    ==========    ==========   ==========    ==========   ==========     ========

  Beginning units.................     114,672             0      140,275             0       87,237            0
                                    ----------    ----------   ----------    ----------   ----------     --------
  Units issued....................     540,159       136,208      389,604       157,477      232,858      102,420
  Units redeemed..................     (68,058)      (21,536)     (93,291)      (17,202)     (59,041)     (15,183)
                                    ----------    ----------   ----------    ----------   ----------     --------
  Ending units....................     586,773       114,672      436,588       140,275      261,054       87,237
                                    ==========    ==========   ==========    ==========   ==========     ========




* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A33

                               SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------

 AST COHEN & STEERS REALTY      AST GLOBAL ALLOCATION       AST DEAM LARGE-CAP VALUE
         PORTFOLIO                    PORTFOLIO                     PORTFOLIO
--------------------------    -------------------------    --------------------------
 01/01/2006    03/14/2005*    01/01/2006    03/14/2005*     01/01/2006    03/14/2005*
     TO             TO            TO             TO             TO             TO
 12/31/2006     12/31/2005    12/31/2006     12/31/2005     12/31/2006     12/31/2005
-----------    -----------    ----------    -----------    -----------    -----------



$   (93,781)    $  (33,437)   $   (9,533)     $ (1,664)    $   (89,918)    $  (17,173)
  1,053,171          3,254             0             0         482,993              0
    140,817         19,238         7,033           672          35,829          7,423

  2,529,944        257,528       253,979        13,106       1,317,499        144,175
-----------     ----------    ----------      --------     -----------     ----------



  3,630,151        246,583       251,479        12,114       1,746,403        134,425
-----------     ----------    ----------      --------     -----------     ----------


  6,299,187      2,091,786     2,673,942       417,043       5,515,769      1,586,392
   (796,631)      (266,638)      (18,210)         (784)       (409,840)       (39,967)

  6,862,975      3,256,053       490,127        66,093       8,729,843      1,491,307
    (13,507)        (2,349)         (532)          (61)         (4,946)          (748)
-----------     ----------    ----------      --------     -----------     ----------



 12,352,024      5,078,852     3,145,327       482,291      13,830,826      3,036,984
-----------     ----------    ----------      --------     -----------     ----------


 15,982,175      5,325,435     3,396,806       494,405      15,577,229      3,171,409


  5,325,435              0       494,405             0       3,171,409              0
-----------     ----------    ----------      --------     -----------     ----------
$21,307,610     $5,325,435    $3,891,211      $494,405     $18,748,638     $3,171,409
===========     ==========    ==========      ========     ===========     ==========

    443,049              0        46,597             0         295,846              0
-----------     ----------    ----------      --------     -----------     ----------
  1,187,665        567,935       351,163        49,353       1,410,264        359,067
   (272,234)      (124,886)      (55,009)       (2,756)       (225,525)       (63,221)
-----------     ----------    ----------      --------     -----------     ----------
  1,358,480        443,049       342,751        46,597       1,480,585        295,846
===========     ==========    ==========      ========     ===========     ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A34

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                      SUBACCOUNTS
                                    ------------------------------------------------------------------------------

                                       AST DEAM SMALL-CAP      AST DEAM SMALL-CAP VALUE
                                        GROWTH PORTFOLIO               PORTFOLIO          AST HIGH YIELD PORTFOLIO
                                    ------------------------   ------------------------   ------------------------
                                    01/01/2006   03/14/2005*   01/01/2006   03/14/2005*   01/01/2006   03/14/2005*
                                        TO            TO           TO            TO           TO            TO
                                    12/31/2006    12/31/2005   12/31/2006    12/31/2005   12/31/2006    12/31/2005
                                    ----------   -----------   ----------   -----------   ----------   -----------


OPERATIONS
  Net investment income (loss)....  $  (35,695)    $ (4,414)   $  (36,198)   $   (7,207)  $  223,409    $   (9,266)
  Capital gains distributions
     received.....................           0            0        91,901           329            0             0
  Realized gain (loss) on shares
     redeemed.....................     (49,139)       3,774         3,635          (736)     (28,212)       (5,079)
  Net change in unrealized gain
     (loss) on investments........      66,177       18,699       355,048        (1,359)     291,656        43,783
                                    ----------     --------    ----------    ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...................     (18,657)      18,059       414,386        (8,973)     486,853        29,438
                                    ----------     --------    ----------    ----------   ----------    ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments.....   1,814,468      448,083     1,428,802       568,507    2,839,484     1,531,574
  Surrenders, withdrawals and
     death benefits...............    (141,538)     (60,972)     (129,923)       (7,491)    (298,060)      (45,531)
  Net transfers between other
     subaccounts or fixed rate
     option.......................     628,340      242,591     1,342,110       600,138    2,712,050     1,191,078
  Withdrawal and other charges....      (2,066)         (79)       (4,173)         (362)      (7,449)       (1,120)
                                    ----------     --------    ----------    ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER TRANSACTIONS..   2,299,204      629,623     2,636,816     1,160,792    5,246,025     2,676,001
                                    ----------     --------    ----------    ----------   ----------    ----------

TOTAL INCREASE (DECREASE) IN NET
     ASSETS.......................   2,280,547      647,682     3,051,202     1,151,819    5,732,878     2,705,439

NET ASSETS
  Beginning of period.............     647,682            0     1,151,819             0    2,705,439             0
                                    ----------     --------    ----------    ----------   ----------    ----------
  End of period...................  $2,928,229     $647,682    $4,203,021    $1,151,819   $8,438,317    $2,705,439
                                    ==========     ========    ==========    ==========   ==========    ==========

  Beginning units.................      62,813            0       114,953             0      274,409             0
                                    ----------     --------    ----------    ----------   ----------    ----------
  Units issued....................     346,413      101,893       317,762       136,333      691,722       339,876
  Units redeemed..................    (135,378)     (39,080)      (72,037)      (21,380)    (175,958)      (65,467)
                                    ----------     --------    ----------    ----------   ----------    ----------
  Ending units....................     273,848       62,813       360,678       114,953      790,173       274,409
                                    ==========     ========    ==========    ==========   ==========    ==========




* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A35

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                                                            AST GOLDMAN SACHS
 AST FEDERATED AGGRESSIVE        AST MID-CAP VALUE            AST SMALL-CAP VALUE          CONCENTRATED GROWTH
     GROWTH PORTFOLIO                PORTFOLIO                     PORTFOLIO                    PORTFOLIO
-------------------------    -------------------------    --------------------------    -------------------------
01/01/2006    03/14/2005*    01/01/2006    03/14/2005*     01/01/2006    03/14/2005*    01/01/2006    03/14/2005*
    TO             TO            TO             TO             TO             TO            TO             TO
12/31/2006     12/31/2005    12/31/2006     12/31/2005     12/31/2006     12/31/2005    12/31/2006     12/31/2005
----------    -----------    ----------    -----------    -----------    -----------    ----------    -----------



$  (91,964)    $  (15,546)   $  (38,207)    $   (9,047)   $   (82,197)    $  (14,429)   $  (41,777)    $   (5,925)
   115,208          2,785       310,852              0        177,273            273             0              0
    55,377         19,579       (20,787)         4,302         26,923         29,323        19,278          5,545

   408,366        212,525        64,573         26,773        780,907         59,084       283,884         35,023
----------     ----------    ----------     ----------    -----------     ----------    ----------     ----------



   486,987        219,343       316,431         22,028        902,906         74,251       261,385         34,643
----------     ----------    ----------     ----------    -----------     ----------    ----------     ----------


 2,500,166      1,199,221     1,871,240      1,086,191      2,988,546      1,162,010     2,024,690        733,264
  (333,342)       (18,952)     (130,570)       (20,987)      (273,631)       (13,423)     (129,924)        (7,226)

 2,304,361      1,859,709       988,141        392,863      4,125,739      1,212,553     2,147,634        280,049
    (9,677)        (1,660)       (3,944)          (141)        (8,211)        (2,516)       (2,959)           (76)
----------     ----------    ----------     ----------    -----------     ----------    ----------     ----------



 4,461,508      3,038,318     2,724,867      1,457,926      6,832,443      2,358,624     4,039,441      1,006,011
----------     ----------    ----------     ----------    -----------     ----------    ----------     ----------


 4,948,495      3,257,661     3,041,298      1,479,954      7,735,349      2,432,875     4,300,826      1,040,654


 3,257,661              0     1,479,954              0      2,432,875              0     1,040,654              0
----------     ----------    ----------     ----------    -----------     ----------    ----------     ----------
$8,206,156     $3,257,661    $4,521,252     $1,479,954    $10,168,224     $2,432,875    $5,341,480     $1,040,654
==========     ==========    ==========     ==========    ===========     ==========    ==========     ==========

   297,309              0       143,016              0        228,580              0        96,752              0
----------     ----------    ----------     ----------    -----------     ----------    ----------     ----------
   540,800        350,168       338,673        169,161        802,532        287,551       425,196        113,906
  (151,228)       (52,859)      (86,180)       (26,145)      (205,276)       (58,971)      (52,139)       (17,154)
----------     ----------    ----------     ----------    -----------     ----------    ----------     ----------
   686,881        297,309       395,509        143,016        825,836        228,580       469,809         96,752
==========     ==========    ==========     ==========    ===========     ==========    ==========     ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A36

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                    SUBACCOUNTS
                                  -------------------------------------------------------------------------------
                                      AST GOLDMAN SACHS
                                           MID-CAP                 AST LARGE-CAP           AST LORD ABBETT BOND-
                                      GROWTH PORTFOLIO            VALUE PORTFOLIO           DEBENTURE PORTFOLIO
                                  ------------------------   -------------------------   ------------------------
                                  01/01/2006   03/14/2005*    01/01/2006   03/14/2005*   01/01/2006   03/14/2005*
                                      TO            TO            TO            TO           TO            TO
                                  12/31/2006    12/31/2005    12/31/2006    12/31/2005   12/31/2006    12/31/2005
                                  ----------   -----------   -----------   -----------   ----------   -----------


OPERATIONS
  Net investment income (loss)..  $  (71,451)   $  (15,593)  $  (122,140)  $   (65,189)  $   87,200    $  (15,591)
  Capital gains distributions
     received...................           0             0       266,726             0       48,895           217
  Realized gain (loss) on shares
     redeemed...................      54,923         5,393       191,936        26,067        6,232         6,275
  Net change in unrealized gain
     (loss) on investments......     209,792       105,119     1,713,966       244,443      354,885        33,108
                                  ----------    ----------   -----------   -----------   ----------    ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.................     193,264        94,919     2,050,488       205,321      497,212        24,009
                                  ----------    ----------   -----------   -----------   ----------    ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments...   2,450,767     1,316,156     4,583,624     5,436,486    2,429,995     1,905,854
  Surrenders, withdrawals and
     death benefits.............    (421,477)      (14,117)     (712,820)     (202,023)    (189,780)      (31,024)
  Net transfers between other
     subaccounts or fixed rate
     option.....................   1,032,038     1,080,903         9,152     4,828,502    3,624,580       937,012
  Withdrawal and other charges..      (5,600)         (350)      (19,155)       (4,204)      (6,389)         (639)
                                  ----------    ----------   -----------   -----------   ----------    ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER
     TRANSACTIONS...............   3,055,728     2,382,592     3,860,801    10,058,761    5,858,406     2,811,203
                                  ----------    ----------   -----------   -----------   ----------    ----------

TOTAL INCREASE (DECREASE) IN NET
     ASSETS.....................   3,248,992     2,477,511     5,911,289    10,264,082    6,355,618     2,835,212

NET ASSETS
  Beginning of period...........   2,477,511             0    10,264,082             0    2,835,212             0
                                  ----------    ----------   -----------   -----------   ----------    ----------
  End of period.................  $5,726,503    $2,477,511   $16,175,371   $10,264,082   $9,190,830    $2,835,212
                                  ==========    ==========   ===========   ===========   ==========    ==========

  Beginning units...............     234,239             0       972,517             0      285,006             0
                                  ----------    ----------   -----------   -----------   ----------    ----------
  Units issued..................     427,868       262,906       707,727     1,184,029      647,572       326,112
  Units redeemed................    (136,015)      (28,667)     (344,348)     (211,512)     (75,939)      (41,106)
                                  ----------    ----------   -----------   -----------   ----------    ----------
  Ending units..................     526,092       234,239     1,335,896       972,517      856,639       285,006
                                  ==========    ==========   ===========   ===========   ==========    ==========




* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A37

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

AST MARSICO CAPITAL GROWTH                                  AST NEUBERGER BERMAN MID-     AST NEUBERGER BERMAN MID-
         PORTFOLIO             AST MFS GROWTH PORTFOLIO       CAP GROWTH PORTFOLIO           CAP VALUE PORTFOLIO
--------------------------    -------------------------    --------------------------    --------------------------
 01/01/2006    03/14/2005*    01/01/2006    03/14/2005*     01/01/2006    03/14/2005*     01/01/2006    03/14/2005*
     TO             TO            TO             TO             TO             TO             TO             TO
 12/31/2006     12/31/2005    12/31/2006     12/31/2005     12/31/2006     12/31/2005     12/31/2006     12/31/2005
-----------    -----------    ----------    -----------    -----------    -----------    -----------    -----------



$  (243,641)    $  (44,641)   $  (44,601)    $   (8,227)   $  (132,794)    $  (21,971)   $  (194,404)   $   (60,786)
          0              0             0              0              0              0      2,011,525         12,304

     81,568         45,447        33,853          2,068         72,097        114,981       (408,981)        85,450

  1,249,305        341,612       258,369         49,641        851,633        195,444       (254,603)       523,577
-----------     ----------    ----------     ----------    -----------     ----------    -----------    -----------



  1,087,232        342,418       247,621         43,482        790,936        288,454      1,153,537        560,545
-----------     ----------    ----------     ----------    -----------     ----------    -----------    -----------


  8,066,183      4,205,760     1,292,612        694,782      3,781,898      1,973,535      5,281,871      5,905,613

   (593,496)       (83,276)     (124,771)       (43,904)      (441,326)       (37,177)      (870,634)      (116,450)

  4,965,138      3,263,904       727,863        774,712      2,128,408      2,706,884      1,174,563      5,142,795
    (14,647)        (2,651)       (5,701)          (516)        (8,474)          (754)       (18,555)        (3,331)
-----------     ----------    ----------     ----------    -----------     ----------    -----------    -----------




 12,423,178      7,383,737     1,890,003      1,425,074      5,460,506      4,642,488      5,567,245     10,928,627
-----------     ----------    ----------     ----------    -----------     ----------    -----------    -----------


 13,510,410      7,726,155     2,137,624      1,468,556      6,251,442      4,930,942      6,720,782     11,489,172


  7,726,155              0     1,468,556              0      4,930,942              0     11,489,172              0
-----------     ----------    ----------     ----------    -----------     ----------    -----------    -----------
$21,236,565     $7,726,155    $3,606,180     $1,468,556    $11,182,384     $4,930,942    $18,209,954    $11,489,172
===========     ==========    ==========     ==========    ===========     ==========    ===========    ===========

    709,067              0       136,599              0        434,960              0      1,055,431              0
-----------     ----------    ----------     ----------    -----------     ----------    -----------    -----------
  1,442,417        820,662       249,040        147,684        703,693        616,348      1,127,482      1,352,201
   (277,635)      (111,595)      (69,194)       (11,085)      (241,744)      (181,388)      (630,961)      (296,770)
-----------     ----------    ----------     ----------    -----------     ----------    -----------    -----------
  1,873,849        709,067       316,445        136,599        896,909        434,960      1,551,952      1,055,431
===========     ==========    ==========     ==========    ===========     ==========    ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A38

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                      SUBACCOUNTS
                                     -----------------------------------------------------------------------------
                                                                                            AST ALLIANCEBERNSTEIN
                                         AST PIMCO LIMITED       AST ALLIANCEBERNSTEIN          MANAGED INDEX
                                      MATURITY BOND PORTFOLIO     CORE VALUE PORTFOLIO          500 PORTFOLIO
                                     ------------------------   -----------------------   ------------------------
                                     01/01/2006   03/14/2005*   01/01/2006  03/14/2005*   01/01/2006   03/14/2005*
                                         TO            TO           TO           TO           TO            TO
                                     12/31/2006    12/31/2005   12/31/2006   12/31/2005   12/31/2006    12/31/2005
                                     ----------   -----------   ----------  -----------   ----------   -----------


OPERATIONS
  Net investment income (loss).....  $   42,205    $  (24,083)  $  (23,099)   $ (3,346)   $  (23,375)   $   (8,080)
  Capital gains distributions
     received......................           0           390       54,312           0             0             0
  Realized gain (loss) on shares
     redeemed......................       5,210           907       19,381         508        36,669         1,035
  Net change in unrealized gain
     (loss) on investments.........      96,601        29,513      402,005      17,062       358,911        30,388
                                     ----------    ----------   ----------    --------    ----------    ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS....................     144,016         6,727      452,599      14,224       372,205        23,343
                                     ----------    ----------   ----------    --------    ----------    ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments......   2,417,051     1,770,501    2,404,797     376,629     1,310,144       921,085
  Surrenders, withdrawals and death
     benefits......................    (510,438)      (73,141)    (174,782)       (628)     (215,473)       (5,489)
  Net transfers between other
     subaccounts or fixed rate
     option........................   2,374,151     2,037,830    2,390,759     169,337       409,932     1,295,181
  Withdrawal and other charges.....      (7,732)       (1,113)      (1,878)          0        (4,326)          (12)
                                     ----------    ----------   ----------    --------    ----------    ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM CONTRACT
     OWNER TRANSACTIONS............   4,273,032     3,734,077    4,618,896     545,338     1,500,277     2,210,765
                                     ----------    ----------   ----------    --------    ----------    ----------

TOTAL INCREASE (DECREASE) IN NET
     ASSETS........................   4,417,048     3,740,804    5,071,495     559,562     1,872,482     2,234,108

NET ASSETS
  Beginning of period..............   3,740,804             0      559,562           0     2,234,108             0
                                     ----------    ----------   ----------    --------    ----------    ----------
  End of period....................  $8,157,852    $3,740,804   $5,631,057    $559,562    $4,106,590    $2,234,108
                                     ==========    ==========   ==========    ========    ==========    ==========

  Beginning units..................     371,976             0       54,284           0       214,898             0
                                     ----------    ----------   ----------    --------    ----------    ----------
  Units issued.....................     578,691       436,538      472,407      62,618       212,258       238,934
  Units redeemed...................    (155,504)      (64,562)     (60,225)     (8,334)      (64,941)      (24,036)
                                     ----------    ----------   ----------    --------    ----------    ----------
  Ending units.....................     795,163       371,976      466,466      54,284       362,215       214,898
                                     ==========    ==========   ==========    ========    ==========    ==========




* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A39

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

 AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET       AST MFS GLOBAL EQUITY      AST JPMORGAN INTERNATIONAL
    RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO               PORTFOLIO                 EQUITY PORTFOLIO
--------------------------    --------------------------    -------------------------    --------------------------
 01/01/2006    03/14/2005*     01/01/2006    03/14/2005*    01/01/2006    03/14/2005*     01/01/2006    03/14/2005*
     TO             TO             TO             TO            TO             TO             TO             TO
 12/31/2006     12/31/2005     12/31/2006     12/31/2005    12/31/2006     12/31/2005     12/31/2006     12/31/2005
-----------    -----------    -----------    -----------    ----------    -----------    -----------    -----------



$  (608,661)   $  (127,154)   $   (27,928)    $  (10,448)   $  (52,901)    $  (11,860)   $   (88,380)    $  (21,072)
  2,662,398         14,684        224,080            123       241,975              0              0              0
    231,965        161,063         31,841          2,104        73,268          7,119        180,622         26,670

  1,995,851      1,981,605        352,127         46,033       584,530        101,212      1,517,548        252,142
-----------    -----------    -----------     ----------    ----------     ----------    -----------     ----------


  4,281,553      2,030,198        580,120         37,812       846,872         96,471      1,609,790        257,740
-----------    -----------    -----------     ----------    ----------     ----------    -----------     ----------


 16,183,025      8,359,310      4,984,828      1,435,969     2,842,517        868,551      5,661,889      2,422,843
 (2,147,741)      (301,788)      (648,558)       (18,417)     (295,482)       (15,794)      (299,607)       (79,257)

 15,500,585     13,831,954      4,302,368        758,056     2,451,115        784,850      4,191,273        985,770
    (68,768)       (10,331)        (4,794)          (636)       (6,370)          (636)       (10,676)          (714)
-----------    -----------    -----------     ----------    ----------     ----------    -----------     ----------



 29,467,101     21,879,145      8,633,844      2,174,972     4,991,780      1,636,971      9,542,879      3,328,642
-----------    -----------    -----------     ----------    ----------     ----------    -----------     ----------


 33,748,654     23,909,343      9,213,964      2,212,784     5,838,652      1,733,442     11,152,669      3,586,382


 23,909,343              0      2,212,784              0     1,733,442              0      3,586,382              0
-----------    -----------    -----------     ----------    ----------     ----------    -----------     ----------
$57,657,997    $23,909,343    $11,426,748     $2,212,784    $7,572,094     $1,733,442    $14,739,051     $3,586,382
===========    ===========    ===========     ==========    ==========     ==========    ===========     ==========

  2,036,631              0        213,872              0       165,532              0        336,854              0
-----------    -----------    -----------     ----------    ----------     ----------    -----------     ----------
  3,593,667      2,466,243        964,337        238,007       564,969        183,460      1,041,097        418,546
 (1,256,298)      (429,612)      (165,478)       (24,135)     (124,487)       (17,928)      (207,124)       (81,692)
-----------    -----------    -----------     ----------    ----------     ----------    -----------     ----------
  4,374,000      2,036,631      1,012,731        213,872       606,014        165,532      1,170,827        336,854
===========    ===========    ===========     ==========    ==========     ==========    ===========     ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A40

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                    SUBACCOUNTS
                                 ---------------------------------------------------------------------------------
                                 AST T. ROWE PRICE GLOBAL      AST AGGRESSIVE ASSET      AST CAPITAL GROWTH ASSET
                                      BOND PORTFOLIO           ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
                                 ------------------------   -------------------------   --------------------------
                                 01/01/2006   03/14/2005*    01/01/2006   12/05/2005*    01/01/2006    12/05/2005*
                                     TO            TO            TO            TO            TO             TO
                                 12/31/2006    12/31/2005    12/31/2006    12/31/2005    12/31/2006     12/31/2005
                                 ----------   -----------   -----------   -----------   ------------   -----------


OPERATIONS
  Net investment income
     (loss)....................  $  (20,720)   $  (23,024)  $  (304,732)   $   (1,245)  $ (7,498,166)  $   (15,839)
  Capital gains distributions
     received..................      44,685            31             0             0              0             0
  Realized gain (loss) on
     shares redeemed...........      (4,036)      (12,561)      112,379          (125)     1,898,222         6,412
  Net change in unrealized gain
     (loss) on investments.....     240,899       (48,108)    3,265,767        (6,304)    52,900,422       (78,152)
                                 ----------    ----------   -----------    ----------   ------------   -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS................     260,828       (83,662)    3,073,414        (7,674)    47,300,478       (87,579)
                                 ----------    ----------   -----------    ----------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..   1,945,852     1,473,126    26,164,695     1,946,163    576,674,317    24,700,966
  Surrenders, withdrawals and
     death benefits............    (200,183)      (74,642)     (746,987)            0     (8,744,221)     (105,461)
  Net transfers between other
     subaccounts or fixed rate
     option....................   1,895,490     2,082,171     8,352,734       249,554     74,276,484     1,949,967
  Withdrawal and other
     charges...................      (7,967)       (1,854)      (11,307)         (121)       (47,952)            0
                                 ----------    ----------   -----------    ----------   ------------   -----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     CONTRACT OWNER
     TRANSACTIONS..............   3,633,192     3,478,801    33,759,135     2,195,596    642,158,628    26,545,472
                                 ----------    ----------   -----------    ----------   ------------   -----------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS................   3,894,020     3,395,139    36,832,549     2,187,922    689,459,106    26,457,893

NET ASSETS
  Beginning of period..........   3,395,139             0     2,187,922             0     26,457,893             0
                                 ----------    ----------   -----------    ----------   ------------   -----------
  End of period................  $7,289,159    $3,395,139   $39,020,471    $2,187,922   $715,916,999   $26,457,893
                                 ==========    ==========   ===========    ==========   ============   ===========

  Beginning units..............     359,354             0       218,878             0      2,644,939             0
                                 ----------    ----------   -----------    ----------   ------------   -----------
  Units issued.................     476,597       443,294     3,745,773       221,437     72,711,119     2,722,212
  Units redeemed...............     (99,910)      (83,940)     (476,817)       (2,559)   (10,580,428)      (77,273)
                                 ----------    ----------   -----------    ----------   ------------   -----------
  Ending units.................     736,041       359,354     3,487,834       218,878     64,775,630     2,644,939
                                 ==========    ==========   ===========    ==========   ============   ===========




* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A41

                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
     AST BALANCED ASSET           AST CONSERVATIVE ASSET        AST PRESERVATION ASSET
    ALLOCATION PORTFOLIO           ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO
---------------------------    ---------------------------    --------------------------
 01/01/2006     12/05/2005*     01/01/2006     12/05/2005*     01/01/2006    12/05/2005*
     TO              TO             TO              TO             TO             TO
 12/31/2006      12/31/2005     12/31/2006      12/31/2005     12/31/2006     12/31/2005
------------    -----------    ------------    -----------    -----------    -----------



$ (7,021,815)   $   (13,960)   $ (2,088,351)    $   (4,896)   $  (522,011)    $   (1,090)
           0              0               0              0              0              0

   1,013,158          3,894         626,529          1,099        238,624             20

  44,904,234        (40,115)     12,436,092         (3,986)     2,382,382         (1,091)
------------    -----------    ------------     ----------    -----------     ----------



  38,895,577        (50,181)     10,974,270         (7,783)     2,098,995         (2,161)
------------    -----------    ------------     ----------    -----------     ----------


 523,191,806     22,587,113     158,845,352      6,641,544     40,530,913      1,825,866

 (11,628,822)       (86,035)     (4,598,441)        (2,524)    (1,768,061)             0

  75,004,521      1,131,652      29,219,738      1,968,736     12,102,420        385,196
     (34,466)           (51)        (16,107)           (14)        (4,104)             0
------------    -----------    ------------     ----------    -----------     ----------




 586,533,039     23,632,679     183,450,542      8,607,742     50,861,168      2,211,062
------------    -----------    ------------     ----------    -----------     ----------


 625,428,616     23,582,498     194,424,812      8,599,959     52,960,163      2,208,901


  23,582,498              0       8,599,959              0      2,208,901              0
------------    -----------    ------------     ----------    -----------     ----------
$649,011,114    $23,582,498    $203,024,771     $8,599,959    $55,169,064     $2,208,901
============    ===========    ============     ==========    ===========     ==========

   2,355,050              0         857,910              0        220,096              0
------------    -----------    ------------     ----------    -----------     ----------
  66,707,143      2,456,700      21,137,765        970,276      6,309,443        220,094
  (9,525,066)      (101,650)     (3,205,581)      (112,366)    (1,313,181)             2
------------    -----------    ------------     ----------    -----------     ----------
  59,537,127      2,355,050      18,790,094        857,910      5,216,358        220,096
============    ===========    ============     ==========    ===========     ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A42

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005





                                                                        SUBACCOUNTS
                                     ---------------------------------------------------------------------------------

                                     AST FIRST TRUST      AST FIRST TRUST                            AST T. ROWE PRICE
                                     BALANCED TARGET   CAPITAL APPRECIATION       AST ADVANCED        LARGE-CAP GROWTH
                                        PORTFOLIO        TARGET PORTFOLIO     STRATEGIES PORTFOLIO       PORTFOLIO
                                     ---------------   --------------------   --------------------   -----------------
                                       03/20/2006*          03/20/2006*            03/20/2006*          05/01/2006*
                                            TO                  TO                     TO                    TO
                                        12/31/2006          12/31/2006             12/31/2006            12/31/2006
                                     ---------------   --------------------   --------------------   -----------------


OPERATIONS
  Net investment income (loss).....    $  (388,971)         $  (469,207)          $   (767,593)          $   (6,225)
  Capital gains distributions
     received......................              0                    0                      0                    0
  Realized gain (loss) on shares
     redeemed......................         97,866              118,570                245,639                5,491
  Net change in unrealized gain
     (loss) on investments.........      3,123,601            4,031,034              5,282,558               79,369
                                       -----------          -----------           ------------           ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS....................      2,832,496            3,680,397              4,760,604               78,635
                                       -----------          -----------           ------------           ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments......     50,183,739           58,800,698             90,985,260            1,637,269
  Surrenders, withdrawals and death
     benefits......................       (368,593)            (292,300)              (588,003)             (15,801)
  Net transfers between other
     subaccounts or fixed rate
     option........................      9,649,459           12,974,306             13,881,129               89,124
  Withdrawal and other charges.....         (1,382)              (5,753)                (4,190)                   0
                                       -----------          -----------           ------------           ----------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM CONTRACT
     OWNER TRANSACTIONS............     59,463,223           71,476,951            104,274,196            1,710,592
                                       -----------          -----------           ------------           ----------

TOTAL INCREASE (DECREASE) IN NET
     ASSETS........................     62,295,719           75,157,348            109,034,800            1,789,227

NET ASSETS
  Beginning of period..............              0                    0                      0                    0
                                       -----------          -----------           ------------           ----------
  End of period....................    $62,295,719          $75,157,348           $109,034,800           $1,789,227
                                       ===========          ===========           ============           ==========

  Beginning units..................              0                    0                      0                    0
                                       -----------          -----------           ------------           ----------
  Units issued.....................      6,639,721            8,072,382             11,614,991              177,489
  Units redeemed...................       (721,306)            (846,062)            (1,307,321)              (6,538)
                                       -----------          -----------           ------------           ----------
  Ending units.....................      5,918,415            7,226,320             10,307,670              170,951
                                       ===========          ===========           ============           ==========




* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A43

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                      AST
       AST              AST       PIMCO TOTAL       AST              AST               GARTMORE                   AIM
      MONEY          SMALL-CAP    RETURN BOND  INTERNATIONAL    INTERNATIONAL            GVIT                 V.I. PREMIER
MARKET PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO  VALUE PORTFOLIO GROWTH PORTFOLIO    DEVELOPING MARKETS          EQUITY FUND
---------------- ---------------- ----------- --------------- ---------------- ----------------------- -------------------------
   05/01/2006*      05/01/2006*   05/01/2006*   05/01/2006*      05/01/2006*    01/01/2006 03/14/2005*  01/01/2006   01/01/2005
       TO               TO             TO            TO              TO             TO          TO          TO           TO
   12/31/2006       12/31/2006     12/31/2006    12/31/2006      12/31/2006     12/31/2006  12/31/2005  04/28/2006   12/31/2005
---------------- ---------------- ----------- --------------- ---------------- ----------- ----------- ------------ ------------



       62,215        $ (2,714)     $  (12,196)   $   (7,377)     $   (6,880)   $  (146,480) $  (22,784)     720,648 $   (792,567)
            0               0               0             0               0      1,408,794     184,335            0            0
            0            (223)          4,987         2,761             427         11,670      17,210  (23,573,549)  (8,190,144)
            0          31,090          22,759       152,695         139,383      2,303,044     564,912   29,200,745   13,978,563
   ----------        --------      ----------    ----------      ----------    -----------  ---------- ------------ ------------


       62,215          28,153          15,550       148,079         132,930      3,577,028     743,673    6,347,844    4,995,852
   ----------        --------      ----------    ----------      ----------    -----------  ---------- ------------ ------------


   12,720,679         557,047       3,244,497     2,073,678       1,696,498      5,759,431   2,699,221      112,080      260,119
     (761,819)         (2,576)        (18,545)       (5,279)        (20,566)      (699,424)    (87,010)  (6,012,535) (18,711,017)

   (2,823,823)         62,563         171,602       113,477         133,859      4,607,401   3,634,212 (127,525,090)  (7,819,374)
            0               0               0             0               0        (22,292)     (2,074)     (20,517)     (72,472)
   ----------        --------      ----------    ----------      ----------    -----------  ---------- ------------ ------------



    9,135,037         617,034       3,397,554     2,181,876       1,809,791      9,645,116   6,244,349 (133,446,062) (26,342,744)
   ----------        --------      ----------    ----------      ----------    -----------  ---------- ------------ ------------

    9,197,252         645,187       3,413,104     2,329,955       1,942,721     13,222,144   6,988,022 (127,098,218) (21,346,892)


            0               0               0             0               0      6,988,022           0  127,098,218  148,445,110
   ----------        --------      ----------    ----------      ----------    -----------  ---------- ------------ ------------
    9,197,252        $645,187      $3,413,104    $2,329,955      $1,942,721    $20,210,166  $6,988,022            0 $127,098,218
   ==========        ========      ==========    ==========      ==========    ===========  ========== ============ ============

            0               0               0             0               0        579,313           0   89,741,074  109,220,077
   ----------        --------      ----------    ----------      ----------    -----------  ---------- ------------ ------------
    1,401,353          70,856         346,401       223,240         195,080      1,165,470     707,464      679,797    3,308,032
     (502,279)         (5,761)        (15,082)       (8,846)        (11,849)      (479,402)   (128,151) (90,420,871) (22,787,035)
   ----------        --------      ----------    ----------      ----------    -----------  ---------- ------------ ------------
      899,074          65,095         331,319       214,394         183,231      1,265,381     579,313            0   89,741,074
   ==========        ========      ==========    ==========      ==========    ===========  ========== ============ ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                       A44

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2006


NOTE 1:    GENERAL

            Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

            Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. will be renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

            The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are ninety-five subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, American Skandia Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:



PRUDENTIAL SERIES FUND        AST High Yield Portfolio       CREDIT SUISSE
----------------------                                       -------------
Money Market Portfolio        AST Federated Aggressive       Trust Global Small Cap
                              Growth Portfolio
Diversified Bond Portfolio    AST Mid-Cap Value Portfolio
Equity Portfolio              AST Small-Cap Value            DAVIS
                              Portfolio                      -----
Flexible Managed Portfolio    AST Goldman Sachs              Value Portfolio
                              Concentrated Growth
                              Portfolio
Conservative Balanced         AST Goldman Sachs Mid-Cap
  Portfolio                   Growth Portfolio
Value Portfolio               AST Large-Cap Value            EVERGREEN VA
                              Portfolio                      ------------
High Yield Bond Portfolio     AST Lord Abbett Bond-          Balanced Fund
                              Debenture Portfolio
Natural Resources Portfolio   AST Marsico Capital Growth     Growth Fund
                              Portfolio
Stock Index Portfolio         AST MFS Growth Portfolio       Omega Fund
Global Portfolio              AST Neuberger Berman Mid-Cap   Special Values Fund
                              Growth Portfolio
Jennison Portfolio            AST Neuberger Berman Mid-Cap   International Equity Fund
                              Value Portfolio
Small Capitalization Stock    AST PIMCO Limited Maturity     Fundamental Large Cap Fund
  Portfolio                   Bond Portfolio
Jennison 20/20 Focus          AST AllianceBernstein Core
  Portfolio                   Value Portfolio


                                       A45

Diversified Conservative      AST AllianceBernstein          FRANKLIN TEMPLETON FUNDS
  Growth Portfolio            Managed Index 500 Portfolio    ------------------------
SP T. Rowe Price Large-Cap    AST T.Rowe Price Natural       Small-Mid Cap Growth
  Growth Portfolio            Resources Portfolio            Securities Fund
SP Davis Value Portfolio      AST T.Rowe Price Asset
                              Allocation Portfolio
SP Small Cap Value Portfolio  AST MFS Global Equity          GARTMORE GVIT
                              Portfolio                      -------------
SP Small Cap Growth           AST JPMorgan International     Developing Markets
  Portfolio                   Equity Portfolio
SP PIMCO Total Return         AST T.Rowe Price Global Bond
  Portfolio                   Portfolio
SP PIMCO High Yield           AST Aggressive Asset           JANUS ASPEN SERIES
  Portfolio                   Allocation Portfolio           ------------------
SP Large Cap Value Portfolio  AST Capital Growth Asset       Large Cap Growth
                              Allocation Portfolio           Portfolio - Institutional
                                                             Shares
SP AIM Core Equity Portfolio  AST Balanced Asset             Large Cap Growth Portfolio-
                              Allocation Portfolio           Service Shares
SP Strategic Partners         AST Conservative Asset         International Growth
  Focused Growth Portfolio    Allocation Portfolio           Portfolio-Institutional
                                                             Shares
SP Mid Cap Growth Portfolio   AST Preservation Asset
                              Allocation Portfolio
SP Prudential U.S. Emerging   AST First Trust Balanced       MFS VARIABLE INSURANCE TRUST
  Growth Portfolio            Target Portfolio               ----------------------------
SP Conservative Asset         AST First Trust Capital        Research Bond Series
  Allocation Portfolio        Appreciation Target
                              Portfolio
SP Balanced Asset Allocation  AST Advanced Strategies        Emerging Growth Series
  Portfolio                   Portfolio
SP Growth Asset Allocation    AST T.Rowe Large-Cap Growth
  Portfolio                   Portfolio
SP Aggressive Growth Asset    AST Money Market Portfolio     OCC PREMIER VIT
  Allocation Portfolio                                       ---------------
SP International Growth       AST Small-Cap Growth           Opcap Managed Portfolio
  Portfolio                   Portfolio
SP International Value        AST PIMCO Total Return Bond    Opcap Small Cap Portfolio
  Portfolio                   Portfolio
AST AllianceBernstein Growth  AST International Value
  & Income Portfolio          Portfolio
AST American Century Income   AST International Growth       AIM VARIABLE INSURANCE
  & Growth Portfolio          Portfolio                      ----------------------
AST American Century                                         Core Equity Fund
  Strategic Balanced
  Portfolio
AST Cohen & Steers Realty     ALLIANCE BERNSTEIN
  Portfolio                   ------------------
AST Global Allocation         Large Cap Growth               T. ROWE PRICE
  Portfolio                                                  -------------
AST DeAm Large-Cap Value                                     International Stock
  Portfolio                                                  Portfolio
AST DeAm Small-Cap Growth     AMERICAN CENTURY VARIABLE      Equity Income Portfolio
  Portfolio                   -------------------------
                              PORTFOLIOS
                              ----------
AST DeAm Small-Cap Value      Value Fund
  Portfolio


            The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

            On May 1, 2006, the following fund was merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2006 as a transfer in.


RETIRED PORTFOLIO                  EXISTING PORTFOLIO                  ASSETS MOVED
-----------------                  ------------------                  ------------


AIM V.I. Premier Equity Fund.....  AIM V.I. Core Equity Fund           $125,561,423






                                       A46

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

            The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

            Investments -- The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

            Security Transactions -- Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

            Dividend and Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3:    TAXES

            Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:    PURCHASES AND SALES OF INVESTMENTS

            The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2006 were as follows:


                                                       PURCHASES        SALES
                                                     ------------   -------------


Prudential Money Market Portfolio..................  $185,868,270   $(148,659,650)
Prudential Diversified Bond Portfolio..............  $  1,030,971   $ (67,086,944)
Prudential Equity Portfolio........................  $  8,059,617   $ (78,806,168)
Prudential Flexible Managed Portfolio..............  $    687,663   $  (5,535,360)
Prudential Conservative Balanced Portfolio.........  $    340,920   $  (8,791,294)
Prudential Value Portfolio.........................  $ 28,406,626   $ (69,652,781)
Prudential High Yield Bond Portfolio...............  $  1,347,356   $ (38,025,691)
Prudential Natural Resources Portfolio.............  $    849,476   $  (3,336,029)
Prudential Stock Index Portfolio...................  $ 14,965,809   $(119,654,521)
Prudential Global Portfolio........................  $  8,502,816   $ (23,920,057)
Prudential Jennison Portfolio......................  $ 16,007,345   $(106,698,302)
Prudential Small Capitalization Stock Portfolio....  $  2,378,067   $ (22,950,488)
T. Rowe Price International Stock Portfolio........  $  1,849,078   $  (6,226,619)
T. Rowe Price Equity Income Portfolio..............  $    994,740   $ (28,039,221)
Premier VIT OpCap Managed Portfolio................  $    103,217   $ (33,376,063)
Premier VIT OpCap Small Cap Portfolio..............  $  1,065,304   $ (16,064,423)
AIM V.I. Core Equity Fund..........................  $125,589,784   $ (34,118,082)
Janus Aspen Large Cap Growth - Institutional
  Shares...........................................  $      2,102   $ (24,762,300)
Janus Aspen International Growth
  Portfolio - Institutional Shares.................  $  2,286,195   $ (36,465,896)
MFS VIT - Research Bond Series.....................  $    409,404   $  (8,148,900)
MFS Emerging Growth Series.........................  $    118,917   $ (21,472,293)
Credit Suisse Trust Global Small Cap...............  $    547,547   $  (5,414,673)
American Century VP Value Fund.....................  $  1,662,267   $ (11,322,268)
Franklin Small - Mid Cap Growth Securities.........  $    466,128   $ (10,318,300)
Prudential Jennison 20/20 Focus Portfolio..........  $  7,446,297   $  (8,931,149)
Prudential Diversified Conservative Growth
  Portfolio........................................  $  1,960,437   $ (22,309,128)
Davis Value Portfolio..............................  $  3,272,807   $  (9,516,605)


                                       A47

                                                       PURCHASES        SALES
                                                     ------------   -------------

AllianceBernstein Large Cap Growth.................  $  1,031,061   $  (2,399,912)
Prudential SP T.Rowe Price Large - Cap Growth
  Portfolio........................................  $  7,122,598   $  (9,973,136)
Prudential SP Davis Value Portfolio................  $ 16,154,041   $ (43,452,420)
Prudential SP Small Cap Value Portfolio............  $  7,347,556   $ (40,581,573)
Prudential SP Small-Cap Growth Portfolio...........  $  5,853,870   $  (8,490,339)
Prudential SP PIMCO Total Return Portfolio.........  $ 29,872,451   $ (82,069,691)
Prudential SP PIMCO High Yield Portfolio...........  $ 10,787,891   $ (33,237,209)
Janus Aspen Large Cap Growth Portfolio - Service
  Shares...........................................  $  2,796,606   $  (4,153,199)
Prudential SP Large Cap Value Portfolio............  $  2,097,370   $ (26,509,809)
Prudential SP AIM Core Equity Portfolio............  $  2,165,329   $  (5,193,890)
Prudential SP Strategic Partners Focused Growth
  Portfolio........................................  $  5,766,418   $  (6,784,879)
Prudential SP Mid Cap Growth Portfolio.............  $  7,244,577   $ (25,599,964)
SP Prudential U.S. Emerging Growth Portfolio.......  $ 14,470,752   $ (31,186,870)
Prudential SP Conservative Asset Allocation
  Portfolio........................................  $ 36,955,407   $ (96,368,286)
Prudential SP Balanced Asset Allocation Portfolio..  $ 74,973,940   $(186,084,608)
Prudential SP Growth Asset Allocation Portfolio....  $ 78,306,592   $(174,866,507)
Prudential SP Aggressive Growth Asset Allocation
  Portfolio........................................  $  6,528,066   $ (27,167,859)
Prudential SP International Growth Portfolio.......  $ 20,081,917   $ (17,858,143)
Prudential SP International Value Portfolio........  $ 18,489,239   $ (15,576,432)
Evergreen VA Balanced Fund.........................  $    177,977   $    (256,161)
Evergreen VA Growth Fund...........................  $     98,603   $    (203,517)
Evergreen VA Omega Fund............................  $    224,919   $    (575,871)
Evergreen VA Special Values Fund...................  $    700,333   $    (884,448)
Evergreen VA International Equity Fund.............  $    369,235   $    (319,906)
Evergreen VA Fundamental Large Cap Fund............  $    187,334   $    (647,542)
AST AllianceBernstein Growth & Income Portfolio....  $  5,789,000   $    (791,274)
AST American Century Income & Growth Portfolio.....  $  4,115,921   $  (1,026,169)
AST American Century Strategic Balanced Portfolio..  $  2,421,268   $    (662,561)
AST Cohen & Steers Realty Portfolio................  $ 15,156,083   $  (3,004,257)
AST Global Allocation Portfolio....................  $  3,659,241   $    (551,220)
AST DeAm Large-Cap Value Portfolio.................  $ 15,407,865   $  (1,716,623)
AST DeAm Small-Cap Growth Portfolio................  $  3,415,240   $  (1,151,731)
AST DeAm Small-Cap Value Portfolio.................  $  3,202,561   $    (605,983)
AST High Yield Portfolio...........................  $  6,740,852   $  (1,583,393)
AST Federated Aggressive Growth Portfolio..........  $  5,956,698   $  (1,587,153)
AST Mid-Cap Value Portfolio........................  $  3,558,451   $    (881,558)
AST Small-Cap Value Portfolio......................  $  8,584,433   $  (1,849,935)
AST Goldman Sachs Concentrated Growth Portfolio....  $  4,658,420   $    (660,755)
AST Goldman Sachs Mid-Cap Growth Portfolio.........  $  4,361,887   $  (1,377,610)
AST Large-Cap Value Portfolio......................  $  7,078,556   $  (3,431,582)
AST Lord Abbett Bond-Debenture Portfolio...........  $  6,511,222   $    (753,988)
AST Marsico Capital Growth Portfolio...............  $ 14,617,773   $  (2,443,948)
AST MFS Growth Portfolio...........................  $  2,576,791   $    (731,389)
AST Neuberger Berman Mid-Cap Growth Portfolio......  $  7,913,149   $  (2,585,436)
AST Neuberger Berman Mid-Cap Value Portfolio.......  $ 11,472,738   $  (6,165,591)
AST PIMCO Limited Maturity Bond Portfolio..........  $  5,539,774   $  (1,369,678)
AST AllianceBernstein Core Value Portfolio.........  $  5,244,907   $    (661,360)
AST AllianceBernstein Managed Index 500 Portfolio..  $  2,275,117   $    (825,670)
AST T. Rowe Price Natural Resources Portfolio......  $ 39,418,323   $ (10,674,661)
AST T. Rowe Price Asset Allocation Portfolio.......  $ 10,742,380   $  (2,194,111)
AST MFS Global Equity Portfolio....................  $  6,246,316   $  (1,322,340)
AST JPMorgan International Equity Portfolio........  $ 11,604,067   $  (2,215,860)
AST T. Rowe Price Global Bond Portfolio............  $  4,351,463   $    (812,287)
AST Aggressive Asset Allocation Portfolio..........  $ 38,545,829   $  (5,091,426)
AST Capital Growth Asset Allocation Portfolio......  $708,981,138   $ (74,320,676)
AST Balanced Asset Allocation Portfolio............  $644,919,919   $ (65,408,695)
AST Conservative Asset Allocation Portfolio........  $214,013,108   $ (32,650,917)
AST Preservation Asset Allocation Portfolio........  $ 63,379,550   $ (13,040,392)
AST First Trust Balanced Target Portfolio..........  $ 65,838,714   $  (6,764,463)
AST First Trust Capital Appreciation Target
  Portfolio........................................  $ 78,449,896   $  (7,442,152)
AST Advanced Strategies Portfolio..................  $117,481,889   $ (13,975,286)


                                       A48

                                                       PURCHASES        SALES
                                                     ------------   -------------

AST T. Rowe Price Large-Cap Growth Portfolio.......  $  1,829,322   $    (124,955)
AST Money Market Portfolio.........................  $ 13,153,647   $  (4,045,542)
AST Small-Cap Growth Portfolio.....................  $    676,375   $     (62,054)
AST PIMCO Total Return Bond Portfolio..............  $  3,848,337   $    (462,979)
AST International Value Portfolio..................  $  2,361,669   $    (187,170)
AST International Growth Portfolio.................  $  1,915,128   $    (112,218)
Gartmore GVIT Developing Markets...................  $ 14,348,663   $  (4,934,332)
AIM V.I. Premier Equity Fund.......................  $      1,656   $(134,027,000)




NOTE 5:    RELATED PARTY TRANSACTIONS

            Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

            The Series Funds have management agreements with Prudential Investment LLC ("PI") and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

            The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

            The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

NOTE 6:    FINANCIAL HIGHLIGHTS

            Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

            The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.


                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                            PRUDENTIAL MONEY MARKET PORTFOLIO


December 31, 2006     223,442   $ 1.01572    to   $10.36025  $  258,478      4.67%   1.35%    to     2.00%     2.67%    to    3.35%
December 31, 2005     183,246   $ 0.98795    to   $ 1.26691  $  209,879      2.84%   1.35%    to     2.00%     0.88%    to    1.54%
December 31, 2004     213,892   $ 0.97813    to   $ 1.24840  $  243,516      1.00%   1.35%    to     2.00%    -0.93%    to   -0.33%
December 31, 2003     279,425   $ 0.98657    to   $ 1.25286  $  324,048      0.85%   1.35%    to     1.90%    -1.05%    to   -0.51%
December 31, 2002     416,179   $ 0.99700    to   $ 1.25977  $  492,182      1.51%   1.35%    to     1.90%    -0.17%    to    0.17%


                                       A49

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO


December 31, 2006     203,399   $ 1.38043    to   $ 1.64793  $  334,597      4.86%   1.35%    to     1.65%     3.28%    to    3.59%
December 31, 2005     241,749   $ 1.33655    to   $ 1.59160  $  384,058      5.25%   1.35%    to     1.65%     1.61%    to    1.91%
December 31, 2004     283,870   $ 1.31540    to   $ 1.56260  $  442,817      4.38%   1.35%    to     1.65%     3.87%    to    4.18%
December 31, 2003     338,319   $ 1.26643    to   $ 1.50079  $  506,846      3.98%   1.35%    to     1.65%     5.73%    to    6.05%
December 31, 2002     401,633   $ 1.19774    to   $ 1.41582  $  567,736     11.58%   1.35%    to     1.65%     5.34%    to    5.64%

                                                               PRUDENTIAL EQUITY PORTFOLIO


December 31, 2006     215,288   $ 1.23731    to   $ 2.08496  $  417,027      1.04%   1.35%    to     2.00%    10.37%    to   11.08%
December 31, 2005     249,850   $ 1.11720    to   $ 1.87806  $  438,393      0.96%   1.35%    to     2.00%     9.29%    to    9.98%
December 31, 2004     266,362   $ 1.01871    to   $ 1.70828  $  435,764      1.24%   1.35%    to     2.00%     7.77%    to    8.46%
December 31, 2003     285,436   $ 0.94205    to   $ 1.57580  $  438,294      0.99%   1.35%    to     1.90%    29.19%    to   29.90%
December 31, 2002     308,351   $ 0.72737    to   $ 1.21384  $  371,345      0.83%   1.35%    to     1.90%   -23.60%    to  -23.38%

                                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO


December 31, 2006      15,163   $ 1.82712    to   $ 1.82712  $   27,704      2.03%   1.40%    to     1.40%    10.62%    to   10.62%
December 31, 2005      17,773   $ 1.65164    to   $ 1.65164  $   29,354      2.01%   1.40%    to     1.40%     2.73%    to    2.73%
December 31, 2004      21,202   $ 1.60781    to   $ 1.60781  $   34,089      1.48%   1.40%    to     1.40%     9.21%    to    9.21%
December 31, 2003      24,849   $ 1.47227    to   $ 1.47227  $   36,584      2.09%   1.40%    to     1.40%    22.06%    to   22.06%
December 31, 2002      30,154   $ 1.20619    to   $ 1.20619  $   36,372      3.16%   1.40%    to     1.40%   -13.94%    to  -13.94%

                                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO


December 31, 2006      23,410   $ 1.75118    to   $ 1.75118  $   40,995      2.65%   1.40%    to     1.40%     8.91%    to    8.91%
December 31, 2005      28,153   $ 1.60793    to   $ 1.60793  $   45,268      2.44%   1.40%    to     1.40%     2.01%    to    2.01%
December 31, 2004      34,197   $ 1.57630    to   $ 1.57630  $   53,905      2.04%   1.40%    to     1.40%     6.54%    to    6.54%
December 31, 2003      40,989   $ 1.47948    to   $ 1.47948  $   60,643      2.80%   1.40%    to     1.40%    17.13%    to   17.13%
December 31, 2002      50,764   $ 1.26312    to   $ 1.26312  $   64,121      0.00%   1.40%    to     1.40%   -10.24%    to  -10.24%

                                                               PRUDENTIAL VALUE PORTFOLIO


December 31, 2006     186,033   $ 1.53477    to   $ 2.96458  $  465,824      1.44%   1.35%    to     2.00%    17.60%    to   18.35%
December 31, 2005     196,035   $ 1.30259    to   $ 2.50630  $  426,327      1.37%   1.35%    to     2.00%    14.39%    to   15.11%
December 31, 2004     202,438   $ 1.13655    to   $ 2.17838  $  396,997      1.36%   1.35%    to     2.00%    14.03%    to   14.76%
December 31, 2003     201,621   $ 0.99472    to   $ 1.89915  $  362,689      1.56%   1.35%    to     1.90%    25.68%    to   26.37%
December 31, 2002     213,942   $ 0.79064    to   $ 1.50369  $  315,498      1.30%   1.35%    to     1.90%   -23.24%    to  -23.00%

                                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO


December 31, 2006     111,866   $ 1.34263    to   $ 1.66129  $  185,506      7.73%   1.35%    to     1.65%     8.44%    to    8.77%
December 31, 2005     133,431   $ 1.23810    to   $ 1.52788  $  203,527      6.74%   1.35%    to     1.65%     1.74%    to    2.01%
December 31, 2004     160,681   $ 1.21693    to   $ 1.49829  $  240,357      7.23%   1.35%    to     1.65%     8.52%    to    8.84%
December 31, 2003     190,160   $ 1.12137    to   $ 1.37730  $  261,532      8.35%   1.35%    to     1.65%    23.00%    to   23.37%
December 31, 2002     208,477   $ 0.91166    to   $ 1.11685  $  232,545     17.72%   1.35%    to     1.65%    -0.15%    to    0.18%

                                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO


December 31, 2006       2,954   $ 6.23651    to   $ 6.23651  $   18,425      1.93%   1.40%    to     1.40%    20.51%    to   20.51%
December 31, 2005       3,343   $ 5.17504    to   $ 5.17504  $   17,303      0.00%   1.40%    to     1.40%    53.76%    to   53.76%
December 31, 2004       3,501   $ 3.36558    to   $ 3.36558  $   11,783      3.40%   1.40%    to     1.40%    23.45%    to   23.45%
December 31, 2003       3,694   $ 2.72634    to   $ 2.72634  $   10,070      4.24%   1.40%    to     1.40%    37.08%    to   37.08%
December 31, 2002       4,433   $ 1.98889    to   $ 1.98889  $    8,817      0.57%   1.40%    to     1.40%    17.27%    to   17.27%

                                                            PRUDENTIAL STOCK INDEX PORTFOLIO


December 31, 2006     353,178   $ 0.96309    to   $ 2.16530  $  631,250      1.56%   1.35%    to     2.00%    13.28%    to   14.02%
December 31, 2005     407,098   $ 0.84766    to   $ 1.90012  $  645,583      1.47%   1.35%    to     2.00%     2.50%    to    3.14%
December 31, 2004     443,160   $ 0.82464    to   $ 1.84300  $  693,094      1.64%   1.35%    to     2.00%     8.29%    to    8.98%
December 31, 2003     434,432   $ 0.75934    to   $ 1.69204  $  645,369      1.48%   1.35%    to     1.90%    25.79%    to   26.48%
December 31, 2002     410,344   $ 0.60247    to   $ 1.33841  $  506,071      1.19%   1.35%    to     1.90%   -23.49%    to  -23.23%

                                                               PRUDENTIAL GLOBAL PORTFOLIO


December 31, 2006      76,284   $ 0.99602    to   $ 2.13726  $  140,710      0.65%   1.35%    to     2.00%    17.31%    to   18.05%
December 31, 2005      83,554   $ 0.84666    to   $ 1.81132  $  131,804      0.61%   1.35%    to     2.00%    13.80%    to   14.53%
December 31, 2004      92,115   $ 0.74184    to   $ 1.58248  $  128,221      0.99%   1.35%    to     2.00%     7.44%    to    8.13%
December 31, 2003      93,158   $ 0.68852    to   $ 1.46429  $  121,913      0.36%   1.35%    to     1.90%    31.57%    to   32.28%
December 31, 2002      89,622   $ 0.52224    to   $ 1.10749  $   90,783      1.06%   1.35%    to     1.90%   -26.40%    to  -26.15%


                                       A50

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                              PRUDENTIAL JENNISON PORTFOLIO


December 31, 2006     323,560   $ 0.69237    to   $ 1.98290  $  525,273      0.28%   1.35%    to     2.00%    -0.20%    to    0.44%
December 31, 2005     372,673   $ 0.69178    to   $ 1.97537  $  609,136      0.10%   1.35%    to     2.00%    12.31%    to   13.05%
December 31, 2004     421,800   $ 0.61411    to   $ 1.74849  $  620,026      0.45%   1.35%    to     2.00%     7.49%    to    8.18%
December 31, 2003     453,187   $ 0.56973    to   $ 1.61723  $  627,061      0.26%   1.35%    to     1.90%    27.81%    to   28.53%
December 31, 2002     470,005   $ 0.44488    to   $ 1.25897  $  521,577      0.20%   1.35%    to     1.90%   -32.11%    to  -31.87%

                                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO



December 31, 2006      43,383   $ 2.10323    to   $ 3.14174  $  118,332      0.56%   1.35%    to     1.65%    12.81%    to   13.15%
December 31, 2005      50,766   $ 1.86435    to   $ 2.77814  $  122,366      0.59%   1.35%    to     1.65%     5.52%    to    5.83%
December 31, 2004      56,066   $ 1.76674    to   $ 2.62630  $  127,911      0.59%   1.35%    to     1.65%    20.06%    to   20.42%
December 31, 2003      59,374   $ 1.47156    to   $ 2.18216  $  112,757      0.47%   1.35%    to     1.65%    36.02%    to   36.42%
December 31, 2002      67,804   $ 1.08184    to   $ 1.60035  $   94,563      0.89%   1.35%    to     1.65%   -16.30%    to  -16.05%

                                                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO


December 31, 2006      29,145   $ 1.14486    to   $ 1.54392  $   44,784      1.16%   1.35%    to     1.65%    17.17%    to   17.51%
December 31, 2005      31,879   $ 0.97711    to   $ 1.31451  $   41,741      1.57%   1.35%    to     1.65%    14.16%    to   14.49%
December 31, 2004      35,382   $ 0.85590    to   $ 1.14869  $   40,479      1.09%   1.35%    to     1.65%    11.92%    to   12.27%
December 31, 2003      37,910   $ 0.76471    to   $ 1.02374  $   38,680      1.28%   1.35%    to     1.65%    28.40%    to   28.77%
December 31, 2002      39,723   $ 0.59558    to   $ 0.79531  $   31,480      0.90%   1.35%    to     1.65%   -19.61%    to  -19.39%

                                                          T. ROWE PRICE EQUITY INCOME PORTFOLIO


December 31, 2006      63,395   $ 1.54295    to   $ 2.36313  $  148,936      1.55%   1.35%    to     1.65%    17.03%    to   17.39%
December 31, 2005      75,165   $ 1.31837    to   $ 2.01408  $  150,483      1.54%   1.35%    to     1.65%     2.23%    to    2.54%
December 31, 2004      84,329   $ 1.28960    to   $ 1.96512  $  164,796      1.56%   1.35%    to     1.65%    13.05%    to   13.39%
December 31, 2003      91,614   $ 1.14069    to   $ 1.73402  $  158,057      1.69%   1.35%    to     1.65%    23.46%    to   23.83%
December 31, 2002     100,665   $ 0.92390    to   $ 1.40102  $  140,402      1.59%   1.35%    to     1.65%   -14.53%    to  -14.28%

                                                           PREMIER VIT OPCAP MANAGED PORTFOLIO


December 31, 2006      91,386   $ 1.18165    to   $ 1.70043  $  155,331      1.81%   1.35%    to     1.65%     7.87%    to    8.20%
December 31, 2005     110,586   $ 1.09540    to   $ 1.57237  $  173,819      1.23%   1.35%    to     1.65%     3.58%    to    3.89%
December 31, 2004     132,223   $ 1.05759    to   $ 1.51433  $  200,148      1.54%   1.35%    to     1.65%     8.97%    to    9.29%
December 31, 2003     155,780   $ 0.97053    to   $ 1.38628  $  215,874      1.86%   1.35%    to     1.65%    19.77%    to   20.12%
December 31, 2002     183,137   $ 0.81033    to   $ 1.15460  $  211,382      2.06%   1.35%    to     1.65%   -18.23%    to  -17.99%

                                                          PREMIER VIT OPCAP SMALL CAP PORTFOLIO


December 31, 2006      31,549   $ 2.37865    to   $ 2.55214  $   80,472      0.00%   1.35%    to     1.65%    22.07%    to   22.43%
December 31, 2005      37,521   $ 1.94860    to   $ 2.08553  $   78,204      0.00%   1.35%    to     1.65%    -1.56%    to   -1.27%
December 31, 2004      46,585   $ 1.97949    to   $ 2.11349  $   98,398      0.05%   1.35%    to     1.65%    15.97%    to   16.31%
December 31, 2003      52,211   $ 1.70696    to   $ 1.81797  $   94,869      0.05%   1.35%    to     1.65%    40.34%    to   40.76%
December 31, 2002      59,643   $ 1.21632    to   $ 1.29217  $   77,030      0.07%   1.35%    to     1.65%   -22.91%    to  -22.68%

                                                                AIM V.I. CORE EQUITY FUND


December 31, 2006     105,519   $ 0.95952    to   $ 1.80467  $  188,149      0.67%   1.35%    to     1.65%    14.81%    to   15.16%
December 31, 2005      48,775   $ 0.83573    to   $ 1.56803  $   75,486      1.43%   1.35%    to     1.65%     3.61%    to    3.91%
December 31, 2004      58,701   $ 0.80658    to   $ 1.50970  $   87,533      0.93%   1.35%    to     1.65%     7.19%    to    7.52%
December 31, 2003      69,193   $ 0.75247    to   $ 1.40486  $   96,053      0.98%   1.35%    to     1.65%    22.40%    to   22.75%
December 31, 2002      80,527   $ 0.61477    to   $ 1.14498  $   91,255      0.30%   1.35%    to     1.65%   -16.95%    to  -16.70%

                                                  JANUS ASPEN LARGE CAP GROWTH -- INSTITUTIONAL SHARES


December 31, 2006      73,096   $ 0.77290    to   $ 1.58878  $  114,155      0.47%   1.35%    to     1.65%     9.57%    to    9.91%
December 31, 2005      88,674   $ 0.70539    to   $ 1.44650  $  126,204      0.33%   1.35%    to     1.65%     2.60%    to    2.90%
December 31, 2004     108,636   $ 0.68751    to   $ 1.40646  $  150,008      0.14%   1.35%    to     1.65%     2.81%    to    3.13%
December 31, 2003     128,974   $ 0.66870    to   $ 1.36461  $  172,930      0.09%   1.35%    to     1.65%    29.57%    to   29.96%
December 31, 2002     152,436   $ 0.51608    to   $ 1.05047  $  157,514      0.00%   1.35%    to     1.65%   -27.71%    to  -27.49%

                                           JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO -- INSTITUTIONAL SHARES


December 31, 2006      70,571   $ 1.95154    to   $ 3.47954  $  242,355      1.95%   1.35%    to     1.65%    44.65%    to   45.08%
December 31, 2005      81,367   $ 1.34919    to   $ 2.39973  $  192,824      1.20%   1.35%    to     1.65%    30.16%    to   30.54%
December 31, 2004      94,695   $ 1.03659    to   $ 1.83930  $  172,017      0.90%   1.35%    to     1.65%    17.02%    to   17.35%
December 31, 2003     110,936   $ 0.88582    to   $ 1.56797  $  171,973      1.22%   1.35%    to     1.65%    32.73%    to   33.12%
December 31, 2002     133,117   $ 0.66739    to   $ 1.17846  $  155,179      0.84%   1.35%    to     1.65%   -26.80%    to  -26.57%


                                       A51

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                             MFS VIT -- RESEARCH BOND SERIES


December 31, 2006      22,867   $ 0.99783    to   $ 1.59906  $   36,354      0.52%   1.35%    to     1.65%     8.69%    to    8.99%
December 31, 2005      27,680   $ 0.91808    to   $ 1.46772  $   40,404      0.49%   1.35%    to     1.65%     6.06%    to    6.37%
December 31, 2004      33,162   $ 0.86562    to   $ 1.38048  $   45,567      1.08%   1.35%    to     1.65%    13.97%    to   14.31%
December 31, 2003      38,554   $ 0.75952    to   $ 1.20836  $   46,388      0.68%   1.35%    to     1.65%    22.68%    to   23.03%
December 31, 2002      44,963   $ 0.61911    to   $ 0.98255  $   43,990      0.28%   1.35%    to     1.65%   -25.77%    to  -25.54%

                                                               MFS EMERGING GROWTH SERIES


December 31, 2006      66,215   $ 0.80244    to   $ 1.47914  $   97,350      0.00%   1.35%    to     1.65%     6.16%    to    6.45%
December 31, 2005      80,363   $ 0.75590    to   $ 1.39011  $  111,071      0.00%   1.35%    to     1.65%     7.43%    to    7.75%
December 31, 2004      98,291   $ 0.70362    to   $ 1.29091  $  126,133      0.00%   1.35%    to     1.65%    11.13%    to   11.46%
December 31, 2003     115,437   $ 0.63317    to   $ 1.15881  $  132,948      0.00%   1.35%    to     1.65%    28.12%    to   28.49%
December 31, 2002     132,891   $ 0.49421    to   $ 0.90235  $  119,194      0.00%   1.35%    to     1.65%   -34.84%    to  -34.64%

                                                          CREDIT SUISSE TRUST GLOBAL SMALL CAP


December 31, 2006      15,776   $ 1.08635    to   $ 1.43500  $   22,593      0.00%   1.35%    to     1.65%    11.39%    to   11.70%
December 31, 2005      19,130   $ 0.97531    to   $ 1.28530  $   24,548      0.00%   1.35%    to     1.65%    14.26%    to   14.59%
December 31, 2004      22,247   $ 0.85361    to   $ 1.12210  $   24,922      0.00%   1.35%    to     1.65%    16.07%    to   16.42%
December 31, 2003      24,730   $ 0.73541    to   $ 0.96436  $   23,813      0.00%   1.35%    to     1.65%    45.26%    to   45.68%
December 31, 2002      27,585   $ 0.50628    to   $ 0.66230  $   18,245      0.00%   1.35%    to     1.65%   -35.22%    to  -35.03%

                                                             AMERICAN CENTURY VP VALUE FUND


December 31, 2006      26,126   $ 1.86028    to   $ 2.22761  $   57,938      1.42%   1.35%    to     1.65%    16.73%    to   17.08%
December 31, 2005      30,623   $ 1.59361    to   $ 1.90364  $   58,037      0.90%   1.35%    to     1.65%     3.33%    to    3.63%
December 31, 2004      34,892   $ 1.54228    to   $ 1.83772  $   63,894      1.01%   1.35%    to     1.65%    12.49%    to   12.81%
December 31, 2003      37,346   $ 1.37107    to   $ 1.62974  $   60,648      1.09%   1.35%    to     1.65%    26.87%    to   27.23%
December 31, 2002      42,190   $ 1.08073    to   $ 1.28151  $   53,892      0.93%   1.35%    to     1.65%   -14.04%    to  -13.79%

                                                       FRANKLIN SMALL -- MID CAP GROWTH SECURITIES


December 31, 2006      27,564   $ 0.99775    to   $ 1.70655  $   45,925      0.00%   1.35%    to     1.65%     6.93%    to    7.25%
December 31, 2005      33,253   $ 0.93308    to   $ 1.59202  $   51,693      0.00%   1.35%    to     1.65%     3.08%    to    3.40%
December 31, 2004      39,929   $ 0.90516    to   $ 1.54056  $   60,060      0.00%   1.35%    to     1.65%     9.66%    to    9.99%
December 31, 2003      45,499   $ 0.82539    to   $ 1.40143  $   62,294      0.00%   1.35%    to     1.65%    35.01%    to   35.41%
December 31, 2002      51,618   $ 0.61134    to   $ 1.03547  $   52,263      0.25%   1.35%    to     1.65%   -29.84%    to  -29.63%

                                                        PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO


December 31, 2006      52,651   $ 1.54401    to   $ 1.61949  $   85,221      0.40%   1.35%    to     1.65%    12.28%    to   12.61%
December 31, 2005      52,853   $ 1.37511    to   $ 1.43892  $   76,014      0.24%   1.35%    to     1.65%    19.62%    to   19.98%
December 31, 2004      51,736   $ 1.14958    to   $ 1.20003  $   62,053      0.10%   1.35%    to     1.65%    14.05%    to   14.39%
December 31, 2003      56,016   $ 1.00792    to   $ 1.04952  $   58,759      0.22%   1.35%    to     1.65%    27.20%    to   27.59%
December 31, 2002      63,260   $ 0.79236    to   $ 0.82304  $   52,044      0.02%   1.35%    to     1.65%   -23.51%    to  -23.28%

                                                  PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO


December 31, 2006      92,717   $ 1.40304    to   $ 1.43284  $  131,993      3.32%   1.35%    to     1.65%     5.19%    to    5.51%
December 31, 2005     106,144   $ 1.33377    to   $ 1.35805  $  143,304      3.13%   1.35%    to     1.65%     5.30%    to    5.62%
December 31, 2004     123,176   $ 1.26658    to   $ 1.28576  $  157,523      3.12%   1.35%    to     1.65%     7.79%    to    8.11%
December 31, 2003     135,064   $ 1.17504    to   $ 1.18932  $  159,862      4.45%   1.35%    to     1.65%    19.61%    to   19.95%
December 31, 2002     149,785   $ 0.98242    to   $ 0.99155  $  147,869      0.22%   1.35%    to     1.65%    -8.61%    to   -8.34%

                                                                  DAVIS VALUE PORTFOLIO


December 31, 2006      57,391   $ 1.23605    to   $ 1.26051  $   72,077      0.76%   1.35%    to     1.65%    13.13%    to   13.48%
December 31, 2005      61,958   $ 1.09258    to   $ 1.11081  $   68,608      0.95%   1.35%    to     1.65%     7.67%    to    7.99%
December 31, 2004      69,705   $ 1.01470    to   $ 1.02858  $   71,511      0.83%   1.35%    to     1.65%    10.51%    to   10.85%
December 31, 2003      70,263   $ 0.91822    to   $ 0.92794  $   65,072      0.80%   1.35%    to     1.65%    27.67%    to   28.01%
December 31, 2002      67,128   $ 0.71923    to   $ 0.72488  $   48,590      0.70%   1.35%    to     1.65%   -17.62%    to  -17.37%

                                                           ALLIANCEBERNSTEIN LARGE CAP GROWTH


December 31, 2006      15,195   $ 0.62974    to   $ 0.64277  $    9,727      0.00%   1.35%    to     1.65%    -2.26%    to   -1.95%
December 31, 2005      17,225   $ 0.64427    to   $ 0.65558  $   11,255      0.00%   1.35%    to     1.65%    12.98%    to   13.30%
December 31, 2004      19,560   $ 0.57025    to   $ 0.57864  $   11,286      0.00%   1.35%    to     1.65%     6.60%    to    6.91%
December 31, 2003      22,881   $ 0.53496    to   $ 0.54123  $   12,354      0.00%   1.35%    to     1.65%    21.34%    to   21.74%
December 31, 2002      24,149   $ 0.44088    to   $ 0.44458  $   10,716      0.00%   1.35%    to     1.65%   -31.97%    to  -31.75%


                                       A52

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                PRUDENTIAL SP T.ROWE PRICE LARGE -- CAP GROWTH PORTFOLIO


December 31, 2006      54,219   $ 0.73459    to   $ 1.48086  $   60,244      0.00%   1.40%    to     2.00%     3.84%    to    4.46%
December 31, 2005      57,242   $ 0.70537    to   $ 1.41770  $   59,791      0.00%   1.40%    to     2.00%    14.21%    to   14.89%
December 31, 2004      60,177   $ 0.61576    to   $ 1.23406  $   53,433      0.00%   1.40%    to     2.00%     4.01%    to    4.65%
December 31, 2003      53,417   $ 0.59025    to   $ 0.95090  $   42,367      0.00%   1.40%    to     1.90%    21.55%    to   22.14%
December 31, 2002      36,087   $ 0.48468    to   $ 0.78002  $   19,331      0.00%   1.40%    to     1.90%   -32.34%    to  -32.14%

                                                           PRUDENTIAL SP DAVIS VALUE PORTFOLIO


December 31, 2006     168,113   $ 1.26697    to   $ 1.69738  $  250,553      0.82%   1.40%    to     2.00%    12.78%    to   13.45%
December 31, 2005     185,836   $ 1.12018    to   $ 1.49631  $  243,820      0.92%   1.40%    to     2.00%     7.38%    to    8.02%
December 31, 2004     189,704   $ 1.04012    to   $ 1.38531  $  228,840      0.40%   1.40%    to     2.00%    10.32%    to   10.98%
December 31, 2003     155,813   $ 0.94006    to   $ 1.10632  $  164,272      0.46%   1.40%    to     1.90%    27.00%    to   27.63%
December 31, 2002     106,230   $ 0.73878    to   $ 0.86688  $   81,449      0.01%   1.40%    to     1.90%   -17.11%    to  -16.86%

                                                         PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO


December 31, 2006     132,316   $ 1.38934    to   $ 1.79078  $  221,323      0.54%   1.35%    to     2.00%    12.36%    to   13.08%
December 31, 2005     151,550   $ 1.23523    to   $ 1.58443  $  224,147      0.52%   1.35%    to     2.00%     2.57%    to    3.22%
December 31, 2004     149,233   $ 1.20315    to   $ 1.53719  $  213,281      0.17%   1.35%    to     2.00%    18.32%    to   19.07%
December 31, 2003     108,305   $ 1.01585    to   $ 1.24988  $  128,463      0.03%   1.35%    to     1.90%    30.63%    to   31.34%
December 31, 2002      67,383   $ 0.77764    to   $ 0.95217  $   59,474      0.55%   1.35%    to     1.90%   -15.82%    to  -15.52%

                                                        PRUDENTIAL SP SMALL-CAP GROWTH PORTFOLIO


December 31, 2006      37,498   $ 0.66939    to   $ 1.42492  $   41,332      0.00%   1.40%    to     2.00%    10.18%    to   10.85%
December 31, 2005      39,603   $ 0.60571    to   $ 1.28565  $   39,328      0.00%   1.40%    to     2.00%     0.47%    to    1.08%
December 31, 2004      38,777   $ 0.60112    to   $ 1.27212  $   36,834      0.00%   1.40%    to     2.00%    -2.87%    to   -2.29%
December 31, 2003      29,424   $ 0.61704    to   $ 1.01108  $   26,084      0.00%   1.40%    to     1.90%    32.21%    to   32.87%
December 31, 2002      17,603   $ 0.46578    to   $ 0.76251  $    9,683      0.00%   1.35%    to     1.90%   -31.43%    to  -31.22%

                                                       PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO


December 31, 2006     361,785   $ 1.06640    to   $10.22328  $  430,529      4.22%   1.35%    to     2.50%     1.16%    to    2.30%
December 31, 2005     398,806   $ 1.04909    to   $ 1.32513  $  466,974      4.71%   1.35%    to     2.00%     0.37%    to    1.03%
December 31, 2004     403,102   $ 1.04519    to   $ 1.31224  $  471,428      1.95%   1.35%    to     2.00%     3.20%    to    3.89%
December 31, 2003     369,822   $ 1.09611    to   $ 1.26394  $  424,483      2.48%   1.35%    to     1.90%     3.87%    to    4.45%
December 31, 2002     282,337   $ 1.05530    to   $ 1.21092  $  320,162      2.97%   1.35%    to     1.90%     7.57%    to    7.93%

                                                        PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO


December 31, 2006     130,998   $ 1.27068    to   $ 1.48318  $  186,032      7.32%   1.40%    to     2.00%     7.35%    to    8.02%
December 31, 2005     145,355   $ 1.18368    to   $ 1.37312  $  191,575      6.47%   1.40%    to     2.00%     2.01%    to    2.61%
December 31, 2004     146,925   $ 1.16040    to   $ 1.33818  $  189,300      6.80%   1.40%    to     2.00%     7.18%    to    7.81%
December 31, 2003     110,566   $ 1.16517    to   $ 1.24124  $  132,701      6.92%   1.40%    to     1.90%    20.13%    to   20.74%
December 31, 2002      49,943   $ 0.96993    to   $ 1.02813  $   50,232      7.48%   1.40%    to     1.90%    -1.52%    to   -1.24%

                                                 JANUS ASPEN LARGE CAP GROWTH PORTFOLIO - SERVICE SHARES


December 31, 2006      22,671   $ 0.65369    to   $ 1.43985  $   22,717      0.28%   1.40%    to     2.00%     8.96%    to    9.60%
December 31, 2005      24,175   $ 0.59821    to   $ 1.31370  $   21,744      0.13%   1.40%    to     2.00%     1.98%    to    2.59%
December 31, 2004      26,095   $ 0.58487    to   $ 1.28061  $   22,332      0.00%   1.40%    to     2.00%     2.16%    to    2.77%
December 31, 2003      24,483   $ 0.57082    to   $ 1.00180  $   18,639      0.00%   1.40%    to     1.90%    29.06%    to   29.69%
December 31, 2002      19,693   $ 0.44152    to   $ 0.77398  $    9,935      0.00%   1.40%    to     1.90%   -27.95%    to  -27.72%

                                                         PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO


December 31, 2006      67,053   $ 1.34067    to   $ 1.73324  $  101,040      1.33%   1.35%    to     2.00%    16.16%    to   16.89%
December 31, 2005      84,382   $ 1.15025    to   $ 1.48345  $  108,301      0.83%   1.35%    to     2.00%     4.56%    to    5.24%
December 31, 2004      77,841   $ 1.09631    to   $ 1.41075  $   94,236      0.78%   1.35%    to     2.00%    15.44%    to   16.19%
December 31, 2003      62,105   $ 0.94638    to   $ 1.04790  $   63,307      0.00%   1.35%    to     1.90%    24.40%    to   25.07%
December 31, 2002      42,897   $ 0.75888    to   $ 0.83825  $   33,367      1.22%   1.35%    to     1.90%   -17.77%    to  -17.49%

                                                         PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO


December 31, 2006      25,837   $ 0.81229    to   $ 1.51572  $   29,521      0.94%   1.40%    to     2.00%    13.78%    to   14.46%
December 31, 2005      28,460   $ 0.71174    to   $ 1.32432  $   28,299      1.03%   1.40%    to     2.00%     2.58%    to    3.19%
December 31, 2004      28,927   $ 0.69173    to   $ 1.28542  $   27,334      0.46%   1.40%    to     2.00%     6.66%    to    7.30%
December 31, 2003      24,460   $ 0.64656    to   $ 1.04529  $   19,905      0.32%   1.40%    to     1.90%    21.38%    to   21.98%
December 31, 2002      20,905   $ 0.53161    to   $ 0.85696  $   12,421      0.00%   1.40%    to     1.90%   -16.62%    to  -16.38%


                                       A53

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO


December 31, 2006      28,857   $ 0.72113    to   $ 1.44859  $   30,789      0.00%   1.35%    to     2.00%    -2.61%    to   -1.98%
December 31, 2005      29,854   $ 0.73825    to   $ 1.47863  $   32,170      0.00%   1.35%    to     2.00%    12.89%    to   13.61%
December 31, 2004      28,430   $ 0.65198    to   $ 1.30209  $   26,017      0.00%   1.35%    to     2.00%     8.42%    to    9.11%
December 31, 2003      24,824   $ 0.59950    to   $ 1.00077  $   19,412      0.00%   1.35%    to     1.90%    23.49%    to   24.16%
December 31, 2002      17,956   $ 0.48451    to   $ 0.80793  $    9,834      0.00%   1.35%    to     1.90%   -26.51%    to  -26.28%

                                                         PRUDENTIAL SP MID CAP GROWTH PORTFOLIO


December 31, 2006      99,310   $ 0.64505    to   $ 1.58504  $  103,544      0.00%   1.35%    to     2.00%    -3.86%    to   -3.25%
December 31, 2005     118,076   $ 0.66904    to   $ 1.63898  $  124,278      0.00%   1.35%    to     2.00%     3.20%    to    3.84%
December 31, 2004      95,143   $ 0.64649    to   $ 1.57888  $   92,650      0.00%   1.35%    to     2.00%    17.21%    to   17.96%
December 31, 2003      67,470   $ 0.54998    to   $ 0.93944  $   50,518      0.00%   1.35%    to     1.90%    37.48%    to   38.25%
December 31, 2002      33,702   $ 0.39925    to   $ 0.68122  $   14,900      0.00%   1.35%    to     1.90%   -47.23%    to  -47.05%

                                                      SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO


December 31, 2006     103,549   $ 0.93851    to   $ 2.05363  $  154,141      0.00%   1.35%    to     2.00%     7.44%    to    8.13%
December 31, 2005     114,303   $ 0.87096    to   $ 1.90014  $  156,928      0.00%   1.35%    to     2.00%    15.47%    to   16.21%
December 31, 2004      93,665   $ 0.75197    to   $ 1.63587  $  108,264      0.00%   1.35%    to     2.00%    19.01%    to   19.78%
December 31, 2003      76,118   $ 0.63000    to   $ 1.05808  $   67,589      0.00%   1.35%    to     1.90%    39.45%    to   40.20%
December 31, 2002      41,584   $ 0.45086    to   $ 0.75658  $   21,753      0.00%   1.35%    to     1.90%   -33.22%    to  -32.98%

                                                  PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO


December 31, 2006     376,140   $ 1.24325    to   $11.18453  $  592,998      3.48%   1.35%    to     2.75%     5.77%    to    7.23%
December 31, 2005     413,947   $ 1.16340    to   $ 1.27471  $  603,052      1.25%   1.35%    to     2.00%     3.84%    to    4.50%
December 31, 2004     368,692   $ 1.11720    to   $ 1.22048  $  432,866      1.32%   1.35%    to     2.00%     6.75%    to    7.44%
December 31, 2003     246,729   $ 1.04299    to   $ 1.07868  $  267,381      1.21%   1.35%    to     1.90%    14.32%    to   14.94%
December 31, 2002     121,341   $ 0.91013    to   $ 0.93918  $  111,677      0.27%   1.35%    to     1.90%    -7.45%    to   -7.13%

                                                    PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO


December 31, 2006     710,507   $ 1.19704    to   $11.57861  $1,280,735      2.60%   1.35%    to     2.75%     7.73%    to    9.22%
December 31, 2005     772,289   $ 1.09974    to   $ 1.38790  $1,263,780      0.81%   1.35%    to     2.00%     5.49%    to    6.18%
December 31, 2004     636,614   $ 1.03936    to   $ 1.30793  $  772,350      0.75%   1.35%    to     2.00%     8.91%    to    9.61%
December 31, 2003     389,561   $ 0.95147    to   $ 1.07966  $  421,057      0.79%   1.35%    to     1.90%    20.59%    to   21.23%
December 31, 2002     166,934   $ 0.78749    to   $ 0.89088  $  138,130      0.00%   1.35%    to     1.90%   -13.16%    to  -12.85%

                                                     PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO


December 31, 2006     550,337   $ 1.12011    to   $11.99312  $1,137,566      1.88%   1.35%    to     2.75%     9.87%    to   11.39%
December 31, 2005     593,163   $ 1.00920    to   $ 1.48911  $1,099,499      0.50%   1.35%    to     2.00%     7.10%    to    7.79%
December 31, 2004     477,746   $ 0.93943    to   $ 1.38211  $  597,023      0.40%   1.35%    to     2.00%    10.83%    to   11.54%
December 31, 2003     281,219   $ 0.84514    to   $ 1.06700  $  301,059      0.44%   1.35%    to     1.90%    25.88%    to   26.57%
December 31, 2002     120,052   $ 0.67004    to   $ 0.84346  $   88,202      0.00%   1.35%    to     1.90%   -18.65%    to  -18.35%

                                               PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO


December 31, 2006     100,341   $ 1.03126    to   $ 1.77768  $  159,375      1.90%   1.35%    to     2.00%    12.04%    to   12.76%
December 31, 2005     112,979   $ 0.91771    to   $ 1.57741  $  159,065      0.16%   1.35%    to     2.00%     8.32%    to    9.01%
December 31, 2004      92,089   $ 0.84470    to   $ 1.44765  $  117,544      0.05%   1.40%    to     2.00%    12.51%    to   13.17%
December 31, 2003      49,024   $ 0.74865    to   $ 1.05061  $   51,315      0.02%   1.40%    to     1.90%    30.30%    to   30.96%
December 31, 2002      20,717   $ 0.57340    to   $ 0.80240  $   13,525      0.00%   1.35%    to     1.90%   -23.46%    to  -23.24%

                                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO


December 31, 2006      67,134   $ 0.87322    to   $13.26174  $  104,183      1.78%   1.35%    to     2.50%    18.10%    to   19.44%
December 31, 2005      65,436   $ 0.73359    to   $ 1.78245  $   83,908      0.59%   1.35%    to     2.00%    14.11%    to   14.85%
December 31, 2004      58,453   $ 0.64107    to   $ 1.55290  $   63,262      0.19%   1.35%    to     2.00%    14.26%    to   14.98%
December 31, 2003      40,928   $ 0.55950    to   $ 1.10501  $   34,917      0.26%   1.35%    to     1.90%    36.98%    to   37.73%
December 31, 2002      28,228   $ 0.40766    to   $ 0.80285  $   14,017      0.00%   1.35%    to     1.90%   -23.86%    to  -23.60%

                                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO


December 31, 2006      64,527   $ 1.19259    to   $ 2.07301  $  107,561      1.46%   1.40%    to     2.00%    26.57%    to   27.32%
December 31, 2005      61,884   $ 0.93945    to   $ 1.63218  $   80,895      0.42%   1.40%    to     2.00%    11.54%    to   12.21%
December 31, 2004      56,155   $ 0.83972    to   $ 1.45822  $   64,335      0.43%   1.40%    to     2.00%    13.54%    to   14.21%
December 31, 2003      45,767   $ 0.73752    to   $ 1.07261  $   43,370      0.71%   1.40%    to     1.90%    25.00%    to   25.62%
December 31, 2002      31,180   $ 0.58896    to   $ 0.85393  $   20,521      0.00%   1.40%    to     1.90%   -18.56%    to  -18.31%


                                       A54

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                               EVERGREEN VA BALANCED FUND


December 31, 2006         971   $ 1.14068    to   $ 1.32299  $    1,271      2.47%   1.40%    to     1.85%     7.85%    to    8.34%
December 31, 2005       1,017   $ 1.05290    to   $ 1.22238  $    1,234      2.41%   1.40%    to     1.85%     3.37%    to    3.83%
December 31, 2004       1,326   $ 1.01405    to   $ 1.18087  $    1,554      0.86%   1.40%    to     1.85%     4.37%    to    4.85%
December 31, 2003       1,190   $ 0.96717    to   $ 0.96717  $    1,335      6.21%   1.40%    to     1.40%    14.17%    to   14.17%
December 31, 2002           7   $ 0.84711    to   $ 0.84711  $        6      0.28%   1.40%    to     1.40%   -10.91%    to  -10.91%

                                                                EVERGREEN VA GROWTH FUND


December 31, 2006         805   $ 1.28611    to   $ 1.74499  $    1,386      0.00%   1.40%    to     1.85%     9.02%    to    9.51%
December 31, 2005         849   $ 1.17798    to   $ 1.59343  $    1,339      0.00%   1.40%    to     1.85%     4.59%    to    5.06%
December 31, 2004       1,020   $ 1.12462    to   $ 1.51675  $    1,536      0.00%   1.40%    to     1.85%    11.80%    to   12.29%
December 31, 2003         766   $ 1.00452    to   $ 1.00452  $    1,031      0.00%   1.70%    to     1.70%    36.66%    to   36.66%
December 31, 2002           5   $ 0.73505    to   $ 0.73505  $        3      0.00%   1.70%    to     1.70%   -24.48%    to  -24.48%

                                                                 EVERGREEN VA OMEGA FUND


December 31, 2006       1,986   $ 1.04897    to   $ 1.51345  $    2,962      0.00%   1.40%    to     1.85%     4.10%    to    4.56%
December 31, 2005       2,203   $ 1.00323    to   $ 1.44748  $    3,141      0.20%   1.40%    to     1.85%     1.97%    to    2.42%
December 31, 2004       2,484   $ 0.96898    to   $ 1.41333  $    3,469      0.00%   1.40%    to     1.85%     5.26%    to    5.74%
December 31, 2003       1,962   $ 0.92642    to   $ 1.04554  $    2,607      0.00%   1.40%    to     1.70%    37.70%    to   38.11%
December 31, 2002          22   $ 0.67078    to   $ 0.75856  $       17      0.00%   1.40%    to     1.70%   -26.41%    to  -26.41%

                                                            EVERGREEN VA SPECIAL VALUES FUND


December 31, 2006       2,499   $ 1.67420    to   $ 1.94718  $    4,790      0.79%   1.40%    to     1.85%    19.35%    to   19.87%
December 31, 2005       2,586   $ 1.40077    to   $ 1.62435  $    4,152      1.00%   1.40%    to     1.85%     8.75%    to    9.24%
December 31, 2004       2,603   $ 1.28607    to   $ 1.48703  $    3,833      1.15%   1.40%    to     1.85%    18.19%    to   18.71%
December 31, 2003       1,471   $ 1.08655    to   $ 1.20289  $    1,830      0.30%   1.40%    to     1.70%    27.35%    to   27.72%
December 31, 2002          48   $ 0.85230    to   $ 0.94182  $       42      0.34%   1.40%    to     1.70%   -14.06%    to  -13.81%

                                           EVERGREEN VA INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)


December 31, 2006         130   $16.82933    to   $17.05947  $    2,193      3.79%   1.40%    to     1.85%    20.93%    to   21.46%
December 31, 2005         124   $13.91662    to   $14.04482  $    1,730      2.61%   1.40%    to     1.85%    13.90%    to   14.40%
December 31, 2004          87   $12.21880    to   $12.27702  $    1,062      1.61%   1.40%    to     1.85%    17.04%    to   17.56%
December 31, 2003          34   $10.43946    to   $10.44289  $      350      0.93%   1.40%    to     1.85%     4.50%    to    4.53%

                                          EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (AVAILABLE DECEMBER 5, 2003)


December 31, 2006         312   $13.19825    to   $13.37882  $    4,140      1.23%   1.40%    to     1.85%    10.63%    to   11.12%
December 31, 2005         344   $11.93001    to   $12.03990  $    4,118      0.98%   1.40%    to     1.85%     7.04%    to    7.51%
December 31, 2004         266   $11.14557    to   $11.19868  $    2,976      1.69%   1.40%    to     1.85%     7.23%    to    7.70%
December 31, 2003          68   $10.39444    to   $10.39784  $      710      0.51%   1.40%    to     1.85%     4.80%    to    4.83%

                                       AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         587   $11.77136    to   $11.89718  $    6,827      0.47%   1.40%    to     2.00%    14.98%    to   15.65%
December 31, 2005         115   $10.23808    to   $10.28681  $    1,177      0.00%   1.40%    to     2.00%     1.83%    to    2.31%

                                        AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         437   $11.80673    to   $11.93304  $    5,128      1.15%   1.40%    to     2.00%    14.57%    to   15.25%
December 31, 2005         140   $10.30508    to   $10.35426  $    1,450      0.00%   1.40%    to     2.00%     2.37%    to    2.86%

                                      AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         261   $11.06202    to   $11.18026  $    2,875      1.17%   1.40%    to     2.00%     7.52%    to    8.16%
December 31, 2005          87   $10.28803    to   $10.33700  $      900      0.03%   1.40%    to     2.00%     2.45%    to    2.94%

                                             AST COHEN & STEERS REALTY PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,358   $15.92598    to   $16.23834  $   21,308      0.84%   1.40%    to     2.50%    33.41%    to   34.85%
December 31, 2005         443   $11.98449    to   $12.04155  $    5,325      0.02%   1.40%    to     2.00%    18.11%    to   18.67%

                                               AST GLOBAL ALLOCATION PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         343   $11.54409    to   $11.66754  $    3,891      1.24%   1.40%    to     2.00%     8.97%    to    9.61%
December 31, 2005          47   $10.59416    to   $10.64464  $      494      0.00%   1.40%    to     2.00%     5.78%    to    6.28%

                                              AST DEAM LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,481   $12.75305    to   $12.88954  $   18,749      0.55%   1.40%    to     2.00%    19.35%    to   20.05%
December 31, 2005         296   $10.68583    to   $10.73678  $    3,171      0.03%   1.40%    to     2.00%     5.96%    to    6.46%


                                       A55

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                             AST DEAM SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         274   $10.86446    to   $10.98080  $    2,928      0.00%   1.40%    to     2.00%     5.65%    to    6.27%
December 31, 2005          63   $10.28365    to   $10.33264  $      648      0.00%   1.40%    to     2.00%     2.73%    to    3.21%

                                              AST DEAM SMALL-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         361   $11.74897    to   $11.87455  $    4,203      0.16%   1.40%    to     2.00%    17.61%    to   18.30%
December 31, 2005         115   $ 9.98999    to   $10.03757  $    1,152      0.00%   1.40%    to     2.00%    -0.55%    to   -0.08%

                                                   AST HIGH YIELD PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         790   $10.54352    to   $10.75063  $    8,438      5.61%   1.40%    to     2.50%     7.67%    to    8.83%
December 31, 2005         274   $ 9.83138    to   $ 9.87825  $    2,705      0.63%   1.40%    to     2.00%    -1.45%    to   -0.99%

                                          AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         687   $11.99215    to   $12.22751  $    8,206      0.00%   1.40%    to     2.50%    10.16%    to   11.36%
December 31, 2005         297   $10.92849    to   $10.98052  $    3,258      0.00%   1.40%    to     2.00%     9.30%    to    9.82%

                                                 AST MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         396   $11.56440    to   $11.68807  $    4,521      0.33%   1.40%    to     2.00%    12.01%    to   12.67%
December 31, 2005         143   $10.32446    to   $10.37369  $    1,480      0.03%   1.40%    to     2.00%     2.58%    to    3.07%

                                                AST SMALL-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         826   $12.38691    to   $12.63027  $   10,168      0.26%   1.40%    to     2.50%    17.12%    to   18.39%
December 31, 2005         229   $10.60928    to   $10.66828  $    2,433      0.00%   1.40%    to     2.10%     5.58%    to    6.17%

                                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         470   $11.57079    to   $11.69442  $    5,341      0.00%   1.40%    to     2.00%     7.84%    to    8.48%
December 31, 2005          97   $10.72971    to   $10.78065  $    1,041      0.01%   1.40%    to     2.00%     6.95%    to    7.45%

                                          AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         526   $10.99262    to   $11.11019  $    5,727      0.00%   1.40%    to     2.00%     4.20%    to    4.81%
December 31, 2005         234   $10.54976    to   $10.60000  $    2,478      0.00%   1.40%    to     2.00%     5.51%    to    6.01%

                                                AST LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,336   $12.22726    to   $12.35800  $   16,175      0.71%   1.40%    to     2.00%    16.14%    to   16.83%
December 31, 2005         973   $10.52787    to   $10.57804  $   10,264      0.03%   1.40%    to     2.00%     4.48%    to    4.97%

                                           AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         857   $10.68176    to   $10.79596  $    9,191      3.08%   1.40%    to     2.00%     7.65%    to    8.29%
December 31, 2005         285   $ 9.92247    to   $ 9.96977  $    2,835      0.06%   1.40%    to     2.00%    -0.76%    to   -0.29%

                                             AST MARSICO CAPITAL GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,874   $11.43214    to   $11.55444  $   21,237      0.04%   1.40%    to     2.00%     5.14%    to    5.76%
December 31, 2005         709   $10.87333    to   $10.92526  $    7,726      0.00%   1.40%    to     2.00%     7.38%    to    7.89%

                                                   AST MFS GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         316   $11.43531    to   $11.65979  $    3,606      0.00%   1.40%    to     2.50%     6.99%    to    8.15%
December 31, 2005         137   $10.72987    to   $10.78089  $    1,469      0.00%   1.40%    to     2.00%     6.91%    to    7.41%

                                        AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         897   $12.64173    to   $12.77698  $   11,182      0.00%   1.40%    to     2.00%    11.83%    to   12.49%
December 31, 2005         435   $11.27378    to   $11.35869  $    4,931      0.00%   1.40%    to     2.35%    12.12%    to   12.96%

                                         AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,552   $11.78698    to   $11.91306  $   18,210      0.41%   1.40%    to     2.00%     8.58%    to    9.23%
December 31, 2005       1,055   $10.84658    to   $10.90682  $   11,489      0.00%   1.40%    to     2.10%     8.23%    to    8.83%

                                               AST PIMCO LIMITED MATURITY BOND (AVAILABLE MARCH 14, 2005)


December 31, 2006         795   $10.11927    to   $10.31847  $    8,158      2.28%   1.40%    to     2.50%     1.29%    to    2.39%
December 31, 2005         372   $10.02962    to   $10.07733  $    3,741      0.05%   1.40%    to     2.00%     0.31%    to    0.78%


                                       A56

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                          AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         466   $12.12703    to   $12.36530  $    5,631      0.54%   1.40%    to     2.50%    18.39%    to   19.68%
December 31, 2005          54   $10.28329    to   $10.33229  $      560      0.00%   1.40%    to     2.00%     2.02%    to    2.51%

                                           AST ALLIANCEBERNSTEIN MANAGED INDEX 500 (AVAILABLE MARCH 14, 2005)


December 31, 2006         362   $11.45078    to   $11.57321  $    4,107      0.87%   1.40%    to     2.00%    10.40%    to   11.05%
December 31, 2005         215   $10.37238    to   $10.42169  $    2,234      0.07%   1.40%    to     2.00%     3.21%    to    3.70%

                                        AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       4,374   $13.15868    to   $13.44068  $   57,658      0.25%   1.40%    to     2.60%    12.94%    to   14.27%
December 31, 2005       2,037   $11.70665    to   $11.76236  $   23,909      0.00%   1.40%    to     2.00%    17.04%    to   17.59%

                                         AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,013   $11.27006    to   $11.51159  $   11,427      1.12%   1.40%    to     2.60%     9.65%    to   10.94%
December 31, 2005         214   $10.32700    to   $10.37610  $    2,213      0.04%   1.40%    to     2.00%     2.98%    to    3.46%

                                               AST MFS GLOBAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         606   $12.62250    to   $12.87030  $    7,572      0.36%   1.40%    to     2.50%    21.28%    to   22.59%
December 31, 2005         166   $10.44900    to   $10.49866  $    1,733      0.00%   1.40%    to     2.00%     4.85%    to    5.34%

                                         AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,171   $12.79052    to   $12.92733  $   14,739      0.71%   1.40%    to     2.00%    20.39%    to   21.10%
December 31, 2005         337   $10.62393    to   $10.67460  $    3,586      0.00%   1.40%    to     2.00%     7.17%    to    7.67%

                                           AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (AVAILABLE MARCH 14, 2005)


December 31, 2006         736   $ 9.73239    to   $ 9.92364  $    7,289      1.28%   1.40%    to     2.50%     3.69%    to    4.81%
December 31, 2005         359   $ 9.42345    to   $ 9.46839  $    3,395      0.05%   1.40%    to     2.00%    -5.28%    to   -4.83%

                                         AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)


December 31, 2006       3,488   $11.29471    to   $11.40838  $   39,020      0.00%   1.40%    to     2.35%    13.04%    to   14.09%
December 31, 2005         219   $ 9.99478    to   $ 9.99933  $    2,188      0.00%   1.40%    to     2.00%    -0.04%    to    0.00%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)


December 31, 2006      64,776   $11.06284    to   $11.22130  $  715,917      0.00%   1.40%    to     2.75%    10.64%    to   12.11%
December 31, 2005       2,645   $ 9.99914    to   $10.00933  $   26,458      0.00%   1.40%    to     2.75%     0.01%    to    0.10%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)


December 31, 2006      59,537   $10.88808    to   $11.04402  $  649,011      0.00%   1.40%    to     2.75%     8.78%    to   10.23%
December 31, 2005       2,355   $10.00913    to   $10.01933  $   23,582      0.00%   1.40%    to     2.75%     0.11%    to    0.20%

                                        AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)


December 31, 2006      18,790   $10.78120    to   $10.93553  $  203,025      0.00%   1.40%    to     2.75%     7.61%    to    9.04%
December 31, 2005         858   $10.01910    to   $10.02932  $    8,600      0.00%   1.40%    to     2.75%     0.21%    to    0.30%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)


December 31, 2006       5,216   $10.53839    to   $10.68916  $   55,169      0.00%   1.40%    to     2.75%     5.08%    to    6.47%
December 31, 2005         220   $10.03099    to   $10.03931  $    2,209      0.00%   1.40%    to     2.50%     0.33%    to    0.40%

                                          AST FIRST TRUST BALANCED TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)


December 31, 2006       5,918   $10.50581    to   $10.60336  $   62,296      0.00%   1.40%    to     2.60%     5.08%    to    6.05%

                                    AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)


December 31, 2006       7,226   $10.39574    to   $10.50452  $   75,157      0.00%   1.40%    to     2.75%     3.98%    to    5.06%

                                              AST ADVANCED STRATEGIES PORTFOLIO (AVAILABLE MARCH 20, 2006)


December 31, 2006      10,308   $10.58428    to   $10.68260  $  109,035      0.00%   1.40%    to     2.60%     5.87%    to    6.84%

                                             AST T. ROWE LARGE-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)


December 31, 2006         171   $10.44162    to   $10.50381  $    1,789      0.00%   1.15%    to     2.05%     5.05%    to    5.67%


                                       A57

                                        AT YEAR ENDED                                          FOR YEAR ENDED
                      -------------------------------------------------  ---------------------------------------------------------
                                                                 NET     INVESTMENT
                       UNITS             UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                       (000S)        LOWEST -- HIGHEST         (000S)      RATIO*      LOWEST -- HIGHEST       LOWEST -- HIGHEST
                      -------   ---------------------------  ----------  ----------  --------------------    ---------------------


                                                   AST MONEY MARKET PORTFOLIO (AVAILABLE MAY 1, 2006)


December 31, 2006         899   $10.18444    to   $10.24522  $    9,197      3.28%   1.15%    to     2.05%     1.85%    to    2.45%

                                                 AST SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)


December 31, 2006          65   $ 9.88919    to   $ 9.94820  $      645      0.00%   1.15%    to     2.05%    -0.16%    to    0.43%

                                              AST PIMCO TOTAL RETURN BOND PORTFOLIO (AVAILABLE MAY 1, 2006)


December 31, 2006         331   $10.27835    to   $10.33968  $    3,413      0.00%   1.15%    to     2.05%     3.08%    to    3.69%

                                                AST INTERNATIONAL VALUE PORTFOLIO (AVAILABLE MAY 1, 2006)


December 31, 2006         214   $10.84310    to   $10.90770  $    2,330      0.00%   1.15%    to     2.05%     8.32%    to    8.96%

                                               AST INTERNATIONAL GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)


December 31, 2006         183   $10.58063    to   $10.64379  $    1,943      0.00%   1.15%    to     2.05%     5.89%    to    6.52%

                                               GARTMORE GVIT DEVELOPING MARKETS (AVAILABLE MARCH 14, 2005)


December 31, 2006       1,265   $15.87100    to   $16.04073  $   20,210      0.59%   1.40%    to     2.00%    31.94%    to   32.72%
December 31, 2005         579   $12.02867    to   $12.08600  $    6,988      0.31%   1.40%    to     2.00%    21.74%    to   22.32%

                                                  AIM V.I. PREMIER EQUITY FUND (EXPIRED APRIL 28, 2006)


December 31, 2006           0   $       0    to   $       0  $        0      1.03%   0.00%    to     0.00%     0.00%    to    0.00%
December 31, 2005      89,741   $ 0.73226    to   $ 1.43289  $  127,098      0.80%   1.35%    to     1.65%     3.95%    to    4.24%
December 31, 2004     109,220   $ 0.70444    to   $ 1.37519  $  148,445      0.44%   1.35%    to     1.65%     4.07%    to    4.36%
December 31, 2003     128,355   $ 0.67689    to   $ 1.31839  $  167,348      0.30%   1.35%    to     1.65%    23.07%    to   23.42%
December 31, 2002     149,965   $ 0.55001    to   $ 1.06879  $  158,640      0.30%   1.35%    to     1.65%   -31.40%    to  -31.19%



            ---------------
            * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

            ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

            *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2006 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.



                                       A58

            CHARGES AND EXPENSES

            A.  MORTALITY RISK AND EXPENSE RISK CHARGES

            The mortality risk and expense risk charges are applied daily against the net assets of each contract. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

            B.  ADMINISTRATION CHARGE

            The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. A charge is assessed through the redemption of units.


                                                         MORTALITY &
                                                       EXPENSE CHARGE
                                                       WITH LIFETIME 5
                                        MORTALITY &   OR HIGHEST DAILY     SPOUSAL
                                          EXPENSE        LIFETIME 5      LIFETIME 5   ADMINISTRATION
                                          CHARGE:         OPTIONS:         OPTION:        CHARGE:
CONTRACTS:                              -----------   ----------------   ----------   --------------


Strategic Partners Annuity One
  Basic...............................      1.40%           2.00%             NA             NA
  GMDB Annual Step Up or 5% Roll Up...      1.60%           2.20%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.70%           2.30%             NA             NA
Strategic Partners Annuity One
  Enhanced -- Non Bonus Version
  Basic...............................      1.40%           2.00%             NA             NA
  GMDB Annual Step Up or 5% Roll Up...      1.60%           2.20%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.70%           2.30%             NA             NA
Strategic Partners Annuity One
  Enhanced -- Bonus Version
  Basic...............................      1.50%           2.10%             NA             NA
  GMDB Annual Step Up or 5% Roll Up...      1.70%           2.30%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.80%           2.40%             NA             NA
Strategic Partners Plus
  Basic...............................      1.40%           2.00%             NA             NA
  GMDB Annual Step Up or 5% Roll Up...      1.60%           2.20%             NA             NA
  GMDB with Step Up and Roll Up.......      1.70%           2.30%             NA             NA
Strategic Partners Plus
  Enhanced -- Non Bonus Version
  Basic...............................      1.40%           2.00%             NA             NA
  GMDB Annual Step Up or 5% Roll Up...      1.60%           2.20%             NA             NA
  GMDB with Step Up and Roll Up.......      1.70%           2.30%             NA             NA
Strategic Partners Plus
  Enhanced -- Bonus Version
  Basic...............................      1.50%           2.10%             NA             NA
  GMDB Annual Step Up or 5% Roll Up...      1.70%           2.30%             NA             NA
  GMDB with Step Up and Roll Up.......      1.80%           2.40%             NA             NA
Strategic Partners Select GMDB with
  Step Up and Roll Up.................      1.52%             NA              NA             NA
Strategic Partners Advisor
  Basic...............................      1.40%           2.00%             NA             NA
  GMDB with Step Up and Roll Up             1.65%           2.25%             NA             NA
Strategic Partners FlexElite
  Basic...............................      1.60%           2.20%             NA             NA
  GMDB Annual Step Up or 5% Roll Up...      1.80%           2.40%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.90%           2.50%             NA             NA
Strategic Partners Enhanced FlexElite
  Basic...............................      1.65%           2.25%           2.40%            NA
  GMDB Annual Step Up or 5% Roll Up...      1.90%           2.50%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      2.00%           2.60%             NA             NA
  w/HDV...............................      2.15%           2.75%             NA             NA


                                       A59

                                                         MORTALITY &
                                                       EXPENSE CHARGE
                                                       WITH LIFETIME 5
                                        MORTALITY &   OR HIGHEST DAILY     SPOUSAL
                                          EXPENSE        LIFETIME 5      LIFETIME 5   ADMINISTRATION
                                          CHARGE:         OPTIONS:         OPTION:        CHARGE:
CONTRACTS:                              -----------   ----------------   ----------   --------------

Strategic Partners Plus Enhanced
  III -- Non Bonus Version
  Basic...............................      1.40%           2.00%           2.15%            NA
  GMDB Annual Step Up or 5% Roll Up...      1.65%           2.25%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.75%           2.35%             NA             NA
  w/HDV...............................      1.90%           2.50%             NA             NA
Strategic Partners Plus Enhanced
  III -- Bonus Version
  Basic...............................      1.50%           2.10%           2.25%            NA
  GMDB Annual Step Up or 5% Roll Up...      1.75%           2.35%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.85%           2.45%             NA             NA
  w/HDV...............................      2.00%           2.60%             NA             NA
Strategic Partners Annuity One
  Enhanced III -- Non Bonus Version
  Basic...............................      1.40%           2.00%           2.15%            NA
  GMDB Annual Step Up or 5% Roll Up...      1.65%           2.25%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.75%           2.35%             NA             NA
  w/HDV...............................      1.90%           2.50%             NA             NA
Strategic Partners Annuity One
  Enhanced III -- Bonus Version
  Basic...............................      1.50%           2.10%           2.25%            NA
  GMDB Annual Step Up or 5% Roll Up...      1.75%           2.35%             NA             NA
  GMDB with-Greater of Roll Up or Step
     Up...............................      1.85%           2.45%             NA             NA
  w/HDV...............................      2.00%           2.60%             NA             NA
Discovery Preferred Variable Annuity..      1.25%             NA              NA           0.15%
Discovery Select Variable Annuity.....      1.25%             NA              NA           0.15%
Discovery Choice
  Basic...............................      1.35%             NA              NA             NA
  Enhanced............................      1.65%             NA              NA             NA
Premier B Series
  Base................................      1.15%           1.75%           1.90%            NA
  Roll-up & HAV.......................      1.65%           2.25%             NA             NA
  HDV.................................      1.65%           2.25%             NA             NA
Premier L Series
  Base................................      1.50%           2.10%           2.25%            NA
  Roll-up & HAV.......................      2.00%           2.60%             NA             NA
  HDV.................................      2.00%           2.60%             NA             NA
Premier X Series
  Base................................      1.55%           2.15%           2.30%            NA
  Roll-up & HAV.......................      2.05%           2.65%             NA             NA
  HDV.................................      2.05%           2.65%             NA             NA


            C.  WITHDRAWAL CHARGES

            A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% -- 8%. This charge is assessed through the redemption of units.



                                       A60

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2006, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31 2006 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 2, 2007



                                       A61

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a) FINANCIAL STATEMENTS

(1) Financial Statements of the Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2006; the Statement of Operations for the period ended December 31, 2006; the
    Statements of Changes in Net Assets for the periods ended December 31, 2006 and December 31, 2005; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement). (Note 16)

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated
    Statements of Financial Position as of December 31, 2006 and 2005; and the related Consolidated Statements of Operations,
    Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2006, 2005, and 2004; and the Notes to the
    Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).
    (Note 16)

(b) EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable
    Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments--Not Applicable.

(3) (a)  Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and
         Pruco Life Insurance Company (Depositor). (Note 3)

    (b)  Form of Selected Broker Agreement used by PIMS. (Note 3)

(4) (a)  The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract
         (including schedule pages for each Series). (Note 1)

    (b)  The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 1)

    (c)  Guaranteed Minimum Income Benefit Rider. (Note 1)

    (d)  Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (e)  Periodic Value Death Benefit Rider. (Note 1)

    (f)  Periodic Value Death Benefit Schedule Supplement. (Note 1)

    (g)  Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note 1)

    (h)  Combination Roll-up Value Death Benefit Schedule Supplement. (Note 1)

    (i)  Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (j)  Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (k)  Enhanced Dollar Cost Averaging Rider. (Note 1)

    (l)  Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (m)  Longevity Credit Rider. (Note 1)

    (n)  Individual Retirement Annuity Endorsement. (Note 1)

    (o)  Roth Individual Retirement Annuity Endorsement. (Note 1)

    (p)  403(b) Annuity Endorsement. (Note 1)

    (q)  Medically Related Surrender Provision Endorsement. (Note 1)

    (r)  Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five)

    (s)  Endorsement Supplement: Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five)

    (t)  Highest Daily lifetime Five Benefit Rider (Enhanced) (Note 14)

    (u)  (Highest Daily Lifetime Five Schedule Supplement) (Note 15)

(5) (a)  Application form for the Contract. (Note 13)

(6) (a)  Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

    (b)  By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contracts. (Note 1)

    (a)  Contract of reinsurance in connection with Lifetime Five Benefit. (Note 1)

    (b)  Reinsurance agreement between Pruco Life Insurance Company and Pruco Reinsurance LTD for Spousal Lifetime Five
         Income Benefit (Note 13)

    (c)  Contract of reinsurance in connection with variable annuity contract (Highest Daily Lifetime Five) (Note 15)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

         (a)  Form of Fund Participation Agreement. (Note 6)

         (b)  Sample Rule 22C-2 Agreement. (Note 16)

      (9)  Opinion of Counsel. (Note 13)

      (10) (a) Written Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 16)

      (11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

      (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

      (13) Powers of Attorney.

           (a)  Helen M. Galt (Note 1)

           (b)  James J. Avery, Jr. (Note 1)

           (c)  David R. Odenath, Jr., Ronald P. Joelson (Note 1)

           (d)  C. Edward Chaplin, John Chieffo, Bernard J. Jacob (Note 1)

           (e)  Scott D. Kaplan, Tucker I. Marr (Note 14)



    (Note 1) Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.
    (Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
    (Note 3)  Incorporated by reference to Post-Effective Amendment
              No. 6 to Form N-4, Registration No.333-06701, filed April
              15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
    (Note 4) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.
    (Note 5) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.
    (Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
    (Note 7) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco Life Flexible Premium Variable
              Annuity Account.
    (Note 8)  Incorporated by reference to Post-Effective Amendment
              No. 2 to Form S-6, Registration No. 333-07451, filed June
              25, 1997 on behalf of the Pruco Life Variable Appreciable
              Account.
    (Note 9) Incorporated by reference to Form S-6, Registration No. 333-49332, filed November 3, 2000 on behalf of the Pruco
              Life Variable Universal Account.
    (Note 10) Incorporated by reference to Post-Effective Amendment
              No. 39, Form N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible
              Premium Variable Annuity Account.
    (Note 11) Incorporated by reference to Post-Effective Amendment
              No. 14, Form N-4, Registration No.: 333-37728, filed
              November 15, 2004 on behalf of Pruco Life Flexible
              Premium Variable Annuity Account.
    (Note 12) Incorporated by reference to Post-Effective Amendment
              No. 9, Form N-4, Registration No.: 333-75702, filed
              December 9, 2005 on behalf of Pruco Life Flexible
              Premium Variable Annuity Account.
    (Note 13) Incorporated by reference to Pre-Effective Amendment No.
              1, Form N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
    (Note 14) Incorporated by reference to Post-Effective Amendment
              No. 1, Form N-4, Registration No. 333-130989, filed
              October 6, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
    (Note 15) Incorporated by reference to Post-Effective Amendment
              No. 18 to Form N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
    (Note 16) Filed Herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Pruco Life are listed below:


              Name and Principal        Position and Offices
              Business Address          with Depositor
              ------------------        --------------
              James J. Avery, Jr.       Vice Chairman and
                                        Director

              213 Washington Street
              Newark, NJ 07102-2992

              Tucker I. Marr            Chief Financial Officer
                                        and Chief Accounting
                                        Officer

              213 Washington Street
              Newark, NJ 07102-2992

              Helen M. Galt             Director, Senior Vice
                                        President and Chief
                                        Actuary

              213 Washington Street
              Newark, NJ 07102-2992

              Bernard J. Jacob          Treasurer and Director

              213 Washington Street
              Newark, NJ 07102-2992

              Ronald P. Joelson         Director

              100 Mulberry Street
              Newark, NJ 07102-5096

              Thomas C. Castano         Chief Legal Officer and
                                        Secretary

              213 Washington Street
              Newark, NJ 07102-2992

              Scott D. Kaplan           Director, President and
                                        Chief Executive Officer

              213 Washington Street
              Newark, NJ 07102-2992

              Kent D. Sluyter           Senior Vice President

              213 Washington Street
              Newark, NJ 07102-2992

              Kenneth S. Solon          Senior Vice President

              213 Washington Street

              Newark, NJ 07102-2992

              James M. O'Connor         Senior Vice President
                                        and Actuary

              200 Wood Avenue South
              Iselin, NJ 08830-2706

              David R. Odenath, Jr.     Director

              751 Broad Street
              Newark, NJ 07102-3777

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company ("Pruco Life"), a corporation organized under the laws of Arizona, is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life may also be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Variable Universal Account, the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account (Registrant) (separate accounts of Pruco
Life), the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund in three of its separate accounts. The Prudential Series Fund and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of Prudential Financial, Inc. and their separate accounts.


The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 28, 2007, the text of which is hereby incorporated.


ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2007 there were 3,557 owners of the B series, 1,924 owners of the L series and 5,237 owners of the X series.


ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

   (a) Prudential Investment Management Services LLC (PIMS)


PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden SmallCap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the Directors and Officers of PIMS is set forth below:


                               POSITIONS AND OFFICES        POSITIONS AND OFFICES
NAME (1)                          WITH UNDERWRITER             WITH REGISTRANT
--------                  -------------------------------- ------------------------
Robert F. Gunia           President                        None

Mark Hastings             Senior Vice President & Chief    None
                          Compliance Officer

David R. Odenath          Executive Vice President         None
751 Broad Street
Newark, NJ 07102

Scott G. Sleyster         Executive Vice President         None
280 Trumbull Street
Hartford, CT 06103

Stephen Pelletier         Executive Vice President         None

Bernard B. Winograd       Executive Vice President         None

Edward P. Baird           Executive Vice President         None
213 Washington Street
Newark, NJ 07102

Mark I. Salvacion         Senior Vice President, Secretary None
                          and Chief Legal Officer

Michael J. McQuade        Senior Vice President            None
                          Comptroller and
                          Chief Financial Officer

Peter J. Boland           Senior Vice President            None
                          and Director
                          of Operations

--------
(1)The address of each person named is 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise noted.


   (c) Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.



                                              Net Underwriting Discounts Compensation on  Brokerage
Name of Principal Underwriter                      and Commissions         Redemption    Commissions Compensation
-----------------------------                 -------------------------- --------------- ----------- ------------
Prudential Investment Management Services LLC        $37,327,695              $-0-          $-0-         $-0-


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a)Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf on this 19th day of April, 2007.


           THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  Registrant

By: Pruco Life Insurance Company


Attest: /s/ Thomas C. Castano               /s/ Scott D. Kaplan
        ----------------------------------  ----------------------------------
Thomas C. Castano                           Scott D. Kaplan
Secretary                                   President


                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                              Signature and Title


                 *
-----------------------------------
JAMES J. AVERY JR.
VICE CHAIRMAN AND DIRECTOR          Date: April 19, 2007

                 *                  *By: /s/ Thomas C. Castano
-----------------------------------      ----------------------------------
SCOTT D. KAPLAN                          THOMAS C. CASTANO
PRESIDENT AND DIRECTOR                   (ATTORNEY-IN-FACT)

                 *
-----------------------------------
TUCKER I. MARR
VICE PRESIDENT, AND CHIEF FINANCIAL
OFFICER

                 *
-----------------------------------
BERNARD J. JACOB
DIRECTOR

                 *
-----------------------------------
RONALD P. JOELSON
DIRECTOR

                 *
-----------------------------------
HELEN M. GALT
DIRECTOR

                 *
-----------------------------------
DAVID R. ODENATH, JR.
DIRECTOR



* Executed on behalf of those indicated pursuant to Power of Attorney

                                   EXHIBITS


Exhibit (8)(b)   Sample Rule 22C-2 Agreement FILED HEREWITH


Exhibit (10)    Consent of PricewaterhouseCoopers LLP. FILED HEREWITH